SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the

                         Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[  ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))

[  ]     Definitive Proxy Statement

[  ]     Definitive Additional Materials

[  ]     Soliciting Material Pursuant toss.240.14a-11(c) or Section 240.14a-12

                    Barrister Information Systems Corporation
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[  ]     No fee required.

[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which the filing fee is calculated and state how it was determined):

          $8,000,000, which is the cash payment to be made to Registrant on closing of the transaction.

     4)   Proposed maximum aggregate value of transaction: $8,000,000

     5)   Total fee paid: $1,600.00

[  ]     Fee paid previously with preliminary materials.

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

[  ]     Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                    BARRISTER INFORMATION SYSTEMS CORPORATION

                                 465 Main Street
                             Buffalo, New York 14203

                                 April 18, 2000

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

     A special meeting of stockholders of Barrister Information Systems Corporation (the "Company") will be held at the Auditorium of the Buffalo and Erie County Public Library, Lafayette Square, Buffalo, New York 14203, on May 5, 2000, at 10:00 a.m., for the following purposes:

     1. To consider and vote upon the proposed sale of the Company's software business and assets to Keystone Solutions US, Inc. a wholly owned subsidiary of Keystone Software PLC.

     2. To consider and vote upon a proposed amendment to the Articles of Incorporation of the Company to change the name to "Barrister Global Services Network, Inc."

     3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     Holders of record of common stock of the Company at the close of business on March 28, 2000, are entitled to notice of and to vote at the special meeting or any adjournment thereof.

                                           By Order of the Board of Directors



                                           Henry P. Semmelhack
                                           President



                             YOUR VOTE IS IMPORTANT

          Whether or not you plan to attend the Special Meeting, please sign and date the enclosed proxy and mail it promptly in the envelope provided, which requires no postage if mailed in the United States.

                    BARRISTER INFORMATION SYSTEMS CORPORATION
                                 465 Main Street
                             Buffalo, New York 14203

                                 Proxy Statement

      This proxy statement is being furnished to stockholders of Barrister Information Systems Corporation (the "Company") in connection with the solicitation of proxies on behalf of its Board of Directors to be used at a special meeting to be held May 5, 2000, at 10:00 a.m. at the auditorium of the Buffalo and Erie County Public Library, Lafayette Square, Buffalo, New York 14203 (the "Special Meeting") and any adjournment thereof.

      This proxy statement is being mailed to the Company's stockholders on or about April 20, 2000.

      Only stockholders of record as of the close of business on March 28, 2000, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. On March 28, 2000, the Company had 11,856,556 common shares outstanding. Each share is entitled to one vote. Shares cannot be voted at the Special Meeting unless the holder thereof is present or represented by proxy.

      Any stockholder executing the accompanying form of proxy has the power to revoke it at any time prior to its exercise. Such revocation may be made in person at the Special Meeting or by written notification to the Secretary of the Company. Every properly signed proxy will be voted unless previously revoked if the proxy is returned to the Company properly executed and in sufficient time to permit the necessary examination and tabulation before a vote is taken.

      At the Special Meeting, stockholders will be asked to vote on two proposals:

     1. To consider and vote upon the proposed sale of the Company's software business and assets to Keystone Solutions US, Inc. a wholly owned subsidiary of Keystone Software PLC.

     2. To consider and vote upon a proposed amendment to the Articles of Incorporation of the Company to change the name to "Barrister Global Services Network, Inc."

     3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

      The Company's address is 465 Main Street, Buffalo, New York 14203, and its telephone number is (716) 845-5010.

                                TABLE OF CONTENTS

SUMMARY.....................................................................

The Companies

The Special Meeting

    Date, Time and Place....................................................
    Purpose.................................................................
    Recommendation of the Company's Board...................................
    Record Date.............................................................
    Voting..................................................................

PROPOSAL ONE: SALE OF THE COMPANY'S SOFTWARE
    BUSINESS AND ASSETS.....................................................

The Asset Sale..............................................................
    Asset to be Sold........................................................
    Purchaser...............................................................
    Sale Price..............................................................
    Reasons for the Asset Sale..............................................
    Retention of Certain Liabilities........................................
    Risk Factors............................................................
    Use of Proceeds.........................................................
    Non-Competition Agreements..............................................
    Representations, Warranties and Covenants...............................
    Termination of Sale.....................................................
    Indemnification.........................................................
    Regulatory Matters......................................................
    Accounting Treatment....................................................
    U.S. Tax Consequences...................................................
    Appraisal Rights........................................................

Forward Looking Information.................................................

SELECTED HISTORICAL FINANCIAL INFORMATION...................................

UNAUDITED PRO FORMA FINANCIAL DATA..........................................

COMPARATIVE PER SHARE DATA .................................................

FACTORS TO CONSIDER IN EVALUATING THE SALE..................................
    Risks if the Asset Sale is Not Consummated

    Risks if the Asset Sale is Consummated..................................

THE SPECIAL MEETING.........................................................
    Purpose.................................................................
    Record Date and Voting Rights and Requirements
       Record Date..........................................................
       Voting Rights........................................................
       Quorum Requirement...................................................
       Vote Required .......................................................
       Abstentions and Broker Non-Votes.....................................
       Voting of Proxies....................................................
       Revocation of Proxies................................................
       Solicitation of Proxies..............................................
       Stockholder Proposals................................................

THE ASSET SALE PROPOSAL.....................................................
    Background of the Asset Sale............................................
    Reasons for the Asset Sale..............................................
    Opinion of Financial Advisor............................................
       Proposed Consideration...............................................
       Peer Group Analysis .................................................
       Analysis of Selected Transactions....................................
    The Asset Purchase Agreement............................................
       General Information..................................................
       Sale Price...........................................................
       Assets...............................................................
       Assumed Liabilities..................................................
       Retained Liabilities.................................................
       Non-competition......................................................
       Purchase Price Adjustment............................................
       Use of Proceeds......................................................
       Escrow of Funds......................................................
       Representations and Warranties.......................................
       Covenants............................................................
       Company's Indemnification Obligations................................
       Buyer's Indemnification Obligations..................................
       Closing Contingencies................................................
       Approval by Stockholders.............................................
       Conduct of Business Prior to the Asset Sale..........................
       Termination and Amendment............................................
       "No-Shop" Provision..................................................
       Exclusivity..........................................................
       Increase in Share Value..............................................
    Certain Tax Consequences of Asset Sale..................................
       U.S. Tax Consequences................................................
       Stockholder Tax Consequences.........................................
    Board Recommendation....................................................
    Related Agreements......................................................
    Interests of Management or Directors in the Asset Sale..................
    Voting..................................................................

THE COMPANY'S BUSINESS......................................................
    General.................................................................
    Software Business.......................................................
       Software Market......................................................
       Products.............................................................
       Sales and Marketing..................................................
       Software Services....................................................
       Software Development.................................................
       Software Competition.................................................
    Hardware Maintenance Services Business..................................
       Services Market......................................................
       Services Competition.................................................
       Officers.............................................................

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

    Employees...............................................................
    Protection of Proprietary Information...................................

COMPANY PROPERTIES..........................................................
       Real Property........................................................
       Equipment and Leasehold Improvements.................................

LEGAL PROCEEDINGS...........................................................

PROPOSAL TWO: NAME CHANGE AMENDMENT TO THE
   ARTICLES OF INCORPORATION................................................
    Reasons for the Name Change.............................................
    Vote Required and Board Recommendation..................................

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS.........................................

BENEFICIAL OWNERSHIP........................................................

MARKET INFORMATION..........................................................

QUALITATIVE AND QUANTITATIVE DISCLOSURES ABOUT MARKET RISK..................

EXPERTS.....................................................................

REPRESENTATIVES OF INDEPENDENT PUBLIC ACCOUNTANTS...........................

AVAILABLE INFORMATION.......................................................

OTHER MATTERS...............................................................

INDEX TO FINANCIAL STATEMENTS...............................................

INDEX TO ANNEXES............................................................
    Appendix A - Asset Purchase Agreement...................................
    Appendix B - Form of Stockholder Voting Agreement.......................
    Appendix C - Opinion of Buffalo Ventures, Inc...........................
    Appendix D - Certificate of Amendment of Certificate of Incorporation...

                                     SUMMARY

     This summary is qualified by the more detailed information set forth elsewhere in this proxy statement, including the financial information set forth herein.

The Companies

Barrister Information Systems Corporation
465 Main Street

Buffalo, New York 14203

     Barrister develops and markets accounting and management software to the small and mid-sized legal market and hardware maintenance services for computers and peripheral equipment to the general market through direct service repair using its Internet based service management system, the Barrister Global Services Network.

Keystone Software PLC
4th Floor 21-26 Garlick Hill
London, United Kingdom EC4V2AU

Keystone Solutions US, Inc.
4th Floor 21-26 Garlick Hill
London, United Kingdom EC4V2AU

     Keystone Software PLC develops and markets practice management software on an international basis to the large law firm market. Keystone Solutions US, Inc. is a wholly owned subsidiary of Keystone Software PLC.

The Special Meeting

     Date, Time and Place. The Special Meeting of stockholders of the Company will be held at the auditorium of the Buffalo and Erie County Public Library, Lafayette Square, Buffalo, New York 14203, on May 5, 2000, at 10:00 a.m.

     Purpose. The Special Meeting is being held to consider and vote on a proposal to sell the Company's software business and assets (software business) to Keystone Solutions, US, Inc.

     Recommendation of the Company's Board. The Board of Directors of the Company has unanimously approved the sale of substantially all assets related to its software business and recommends that stockholders vote FOR this proposal. For a description of the reasons for the proposal, see "The Asset Sale Proposal
- Reasons for the Asset Sale."

     Record Date. March 28, 2000 (the "Special Meeting Record Date").

     Voting. At the Special Meeting, each holder of record of common stock as of the Special Meeting Record Date will be entitled to one vote for each share held as of such date. The Company is seeking approval of the proposal by the holders of at least a majority of the outstanding common stock. Under Delaware law, this sale must be approved by a majority of the stockholders. Officers and Directors holding 45% of the outstanding shares of Common Stock have entered into written agreements with Keystone agreeing to vote their shares in favor of the Asset Sale at the Special Meeting.

                  PROPOSAL ONE: SALE OF THE COMPANY'S SOFTWARE
                               BUSINESS AND ASSETS

The Asset Sale

     Assets to be Sold. The Company will sell substantially all assets related to its software business and discontinue its software business (the "Asset Sale"). After the sale, the Company will remain a public company and will continue to operate and expand its current hardware maintenance services business and to further develop its new Internet based service management system, Barrister Global Services Network.

     Purchaser. The purchaser of the Company's software business will be Keystone Solutions, US, Inc., a Delaware corporation ("Keystone") with a principal place of business at 4th Floor, 21-26 Garlick Hill, London, United Kingdom EC4V2AU. Keystone Solutions US, Inc. is engaged in the software business in the United States and is a subsidiary of Keystone Software, PLC, a public limited company organized under the laws of the United Kingdom with worldwide operations.

     Sale Price. The Company will sell the assets of its software business to Keystone for $8,000,000, subject to adjustment as described below. Keystone will assume the contracts of the software business and has agreed to hire a majority of the employees of the Company's software business. Keystone will also assume certain liabilities related to the software business which as of December 31, 1999 were approximately $588,000.

     Reasons for the Asset Sale. The Company has limited resources and each of the businesses that it is engaged in, the hardware maintenance services business and software development and licensing business is highly competitive and will require continuing investment. The Company's Board of Directors believes, among other things, that the sale of the software business will allow management to focus attention and resources on its hardware maintenance services business and in the further development of the Barrister Global Services Network and because of the sale it will have capital to invest in the business. The Board has determined that, without the sale, both of the Company's divisions will be limited by a shortage of capital. The Board believes that of its two businesses the hardware maintenance services business offers stronger revenue growth potential for the future and more opportunities for immediate growth. The Board believes that it can best enhance stockholder value by applying most of the proceeds from the Asset Sale to the further development of the organization responsible for the hardware maintenance services business and the Barrister Global Services Network.

     Retention of Certain Liabilities. The Company will retain substantially all liabilities arising out of or relating to the conduct of the software business which arise prior to the closing and all liabilities which relate to the hardware maintenance services business. Keystone will assume certain real estate leases, certain debt associated with the purchased assets, certain accrued vacation liabilities of employees hired by Keystone and liabilities which arise relating to the Purchased Assets. The Company does not expect any of the retained liabilities to have a material adverse effect on its future results of operation or financial condition.

     Risk Factors. The consummation of the Asset Sale also involves certain risks and uncertainties, including risks related to the ability of the Company to achieve its business goals with respect to completing the development of and marketing the Barrister Global Services Network and in growing the hardware maintenance services business and in achieving profitability.

     Use of Proceeds.  The Company will utilize the cash  proceeds from the sale
(i) to pay expenses associated with the transaction and the Asset Sale (estimated to be $500,000); (ii) to pay outstanding amounts owed to a bank under a term loan in the amount of $189,456 as of December 31, 1999; (iii) to pay a loan to Buffalo Economic Renaissance Corporation in the amount of $47,234 as of December 31, 1999; (iv) to pay a loan to the Erie County Industrial Development Agency in the amount of $45,833 as of December 31, 1999; (v) to pay BIS Partners L.P. for outstanding amounts owed under a demand note in the amount of $192,000 as of December 31, 1999; (vi) to pay an equipment lease in the amount of $43,917 as of December 31, 1999; and (vii) as working capital to finance completion and marketing of the Barrister Global Services Network and for the Company's hardware maintenance services business. BIS Partners, L.P., a limited partnership, is composed of certain Company directors and officers, among others. During the current fiscal year BIS Partners L.P. agreed to convert past due payments of principal and interest on its term loan with the Company into a demand note. The outstanding balance of the term loan will be paid in accordance with its terms.

     Non-Competition Agreements. In connection with the Asset Sale, the Company and all of its officers (except Services Division Vice President David L. Blankenship) will agree not to compete with Keystone in the legal software business in the United States for a period of five years after the closing.

     Representations, Warranties and Covenants. The agreement governing the Asset Sale (the "Asset Purchase Agreement") contains representations, warranties and covenants of the Company and Keystone customary in transactions similar to the Asset Sale, including approval of the stockholders of the Company. A copy of the Asset Purchase Agreement is attached as Annex A to this proxy statement and is incorporated herein by reference.

     Termination  of Sale.  The  Company  and  Keystone  each  have the right to
terminate  the  Sale  Agreement   under  certain   circumstances   customary  to
transactions similar to the Asset Sale.

     Indemnification. Under the Sale Agreement, the Company and Keystone have agreed to indemnify each other with respect to breaches in their respective representations, warranties and agreements. The Company has also agreed to indemnify Keystone with respect to any matters pending at or arising after the closing relating to the operation of the software business in the United States prior to the closing, including certain pending litigation, which the Company believes is not material. The Company believes that the costs, if any, involved in indemnifying Keystone in connection with currently pending litigation will not be material to the Company's results of operations or financial condition following the closing. The Company does not expect that any of the other matters for which it has agreed to indemnify Keystone will have a material adverse effect on the Company's results of operations or financial condition following the closing.

     Regulatory Matters. The Company is not aware of any regulatory or government approvals required to consummate the Asset Sale for the Company or for Keystone.

     Accounting Treatment. The Asset Sale will be accounted for as a sale of assets, in accordance with generally accepted accounting principles. The Company will recognize a gain, for book purposes based upon the excess net proceeds to be received under the Asset Purchase Agreement over the book value of the net assets sold.

     U.S. Tax Consequences. The Company will recognize a gain on the Asset Sale, but anticipates that, for Federal and New York state tax purposes, it will have net operating losses ("NOLs") that will offset a portion of the taxable gain. The estimated current tax effect results in part from limitations on the use of NOLs due to certain prior year ownership changes. The Asset Sale will not have a tax consequence for stockholders of the Company.

     Appraisal Rights. Under Delaware Law, Company stockholders are not entitled to dissenters' rights of appraisal with respect to the Asset Sale.

Forward Looking Information

     This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Pro forma information contained within this proxy statement, to the extent it is predictive of financial condition and results of operations that would have occurred on the basis of certain stated assumptions, may also be characterized as forward-looking statements. Although forward-looking statements are based on assumptions made and information believed by management to be reasonable, no assurance can be given that such statements will prove to be correct. Such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those results anticipated, estimated, projected or expected.

                    SELECTED HISTORICAL FINANCIAL INFORMATION

Selected Historical Financial Data

     We are providing the following information to aid you in your analysis of the financial aspects of the Asset Sale. The selected financial data for each of the five years in the period ended March 31, 1999 have been derived from the audited Financial Statements of Barrister Information Systems Corporation ("Barrister") which are included herein. The selected consolidated financial data as of and for the periods ended December 31, 1999 and December 25, 1998 have been derived from unaudited Condensed Financial Statements of Barrister which are included herein, and which, in the opinion of Barrister's management, have been prepared on a basis substantially consistent with the audited statements and include all adjustments, consisting of normal recurring adjustments, necessary to present fairly the information for the period. The results of such interim periods are not necessarily indicative of the results for the full fiscal year. The data presented below should be read in conjunction with Barrister's Audited Financial Statements for each of the fiscal years in the five year period ended March 31, 1999 and the Unaudited Condensed Financial Statements as of and for the periods ended December 31, 1999 and December 25, 1998 which are included herein.

                    Barrister Information Systems Corporation


                                         (In thousands, except share data)

                             Nine Months Ended                         Year Ended March 31
                             -----------------                         ------------------
                          Dec 31, 1999 Dec 25, 1998  1999       1998         1997        1996        1995
                          ------------ ------------  ----       ----         ----        ----        ----
Statement of Operation
Data:

Total revenues             $ 11,423   $ 10,912    $ 14,994    $ 17,065    $ 14,177    $ 13,729    $ 15,327
Operating earnings(loss)       (953)       287         188         214        (346)       (527)         94
Net earnings (loss)          (1,055)       142           8          23        (386)       (205)       (159)

Net earnings (loss) per
common share, basic and    $  (0.10)  $   0.02    $      -    $      -    $  (0.05)   $  (0.03)   $  (0.03)
diluted

Balance Sheet Data:
Working capital            $  1,392   $  1,895    $  2,296    $  2,271    $  2,367    $  2,929    $  2,880
Total assets                  8,057      6,599       8,706       7,377       6,953       6,978       6,544
Long-term debt                1,223      1,355       1,487       1,395       1,504       1,392       3,329
Shareholders' equity          3,204      2,139       3,812       1,993       1,952       2,337         298


                       UNAUDITED PRO FORMA FINANCIAL DATA

      The following unaudited pro forma financial data is based on the historical financial statements of Barrister. The pro forma statement of operations data has been prepared assuming the Asset Sale was completed as of April 1, 1998. The pro forma financial data and notes thereto should be read in conjunction with the historical financial statements of Barrister included herein. The unaudited pro forma financial data is based upon certain assumptions and estimates of management which are subject to change. The pro forma financial data is presented for illustrative purposes only and is not necessarily indicative of any future results of operations or the results that might have occurred if the Asset Sale had actually occurred on the indicated date.

Statement of Operations Data:
(in thousands, except per share amounts)

                         Nine Months Ended December 31, 1999               Year Ended March 31, 1999
                         -----------------------------------               -------------------------
                                      Pro Forma     Pro Forma                Pro Forma     Pro Forma
                           Historical Adjustments  As Adjusted  Historical  Adjustments   As Adjusted

Total revenues             $ 11,423    $5,051(1)    $ 6,372     $ 14,994    $  6,404(1)    $ 8,590
                           --------    ------       -------     --------    --------       -------
Total cost of revenues        8,332     2,903(1)      5,429       10,453       3,119(1)      7,334
Selling, general and
administrative                3,131     1,263(1)      1,868        3,683       1,446(1)      2,237
Product development
and engineering                 913       913(1)          -          670         670(1)          -
                           --------    ------       -------     --------    --------       -------
Total costs and expenses     12,376     5,079         7,297       14,806       5,235         9,571
                           --------    ------       -------     --------    --------       -------
Operating earnings( loss)      (953)      (28)         (925)         188       1,169          (981)
Interest expense                102        29(2)         73          180          28(2)        152
                           --------    ------       -------     --------    --------       -------
Net earnings (loss)        $ (1,055)   $  (57)      $  (998)    $      8    $  1,141     $ (1,133)
                           ========    ======       =======     ========    ========      ========
Net earnings (loss)
per common share,
basic and diluted          $  (0.10)   $    -       $ (0.10)    $      -    $   0.14     $   (0.14)
                           ========    ======       =======     ========    ========     =========


Balance Sheet Data
(in thousands)

                                                    Business         Pro Forma         Pro Forma
                                    Historical       Sold (3)       Adjustments       As Adjusted
                                    ----------      --------       -----------        -----------
ASSETS
Cash                              $    157          $              $  6,182(4)        $  6,339
Accounts receivable                  2,802             1,673                             1,129
Service parts inventory              2,037                                               2,037
Prepaid expenses                        26                 3                                23
                                  --------         ---------                         ---------
  Total current assets               5,022             1,676          6,182              9,528
Equipment and leasehold
improvements, net                      614               246                               368
Software production costs            1,233             1,233                                 -
Goodwill                             1,029             1,029                                 -
Other assets                           159               136                                23
                                  --------         ---------                         ---------
  Total assets                    $  8,057         $   4,320      $   6,182          $   9,919
                                  ========         =========      =========          =========
LIABILITIES & STOCKHOLDERS'
EQUITY

Note payable to a related party   $   192          $      -       $   (192)(4)       $       -
Current installments of long
term debt                             467                85           (115)(4)             267
Accounts payable                    1,413                62                              1,351
Accrued expenses and other
liabilities                         1,558               151                              1,407
Income taxes payable                    -                              943 (5)             943
                                  -------          --------       --------           ---------
  Total current liabilities         3,630               298            636               3,968
Long-term debt, less current
portion                             1,223               290           (211)(4)             722
Stockholders' equity                3,204                            2,025 (5)           5,229
                                  -------          --------       --------           ---------
  Total liabilities and equity    $ 8,057          $    588       $  2,450           $   9,919
                                  =======          ========       ========           =========

The unaudited pro forma financial information as of and for the nine month period ended December 31, 1999 and for the year ended March 31, 1999, gives effect to the following pro forma adjustments:

Statement of Operations Data:

(1) To give effect to the decrease in revenues and operating expenses associated with the Company's software business. The Company does not allocate corporate general and administrative expenses to its operating business; accordingly, such expenses have not been removed from the historical amounts. These expenses amounted to $1,206,000 for the nine month period ended December 31, 1999 and $1,491,000 for the year ended March 31, 1999. It is expected that certain of these expenses will be reduced in the operations of the remaining business. The Company expects to recognize a net gain from the Asset Sale. As a non-recurring item, this gain has not been reflected in the pro forma statements of operations.

(2) To reflect the reduction in interest expense on debt being assumed by Keystone and on certain debt being paid from the proceeds of the sale. No effect has been given to the investment of any excess funds realized from the net proceeds.

Balance Sheet  Data:

(3) Represents the removal of assets to be sold to and liabilities assumed by Keystone.

(4) Reflects the net proceeds from the sale and its use to pay certain debt of the Company as follows (in thousands):

      Purchase price                                       $8,000
      Less:  Amount held in escrow                           (800)
             Estimated transaction costs                     (500)
                                                           ------
      Net proceeds                                          6,700
      Debt repayment                                         (518)
                                                           ------
      Cash increase                                        $6,182
                                                           ======

     The amount held in escrow will be recorded at such time as cash payments are received. The estimated transaction costs include legal, accounting and professional services, transaction related compensation and certain transfer taxes and other expenses.

(5) Reflects the estimated net gain on the sale and its related current tax effect as follows (in thousands):

      Net proceeds                                        $6,700
      Less net book value of assets/liabilities            3,732
                                                          ------
      Pre-tax gain                                         2,968
      Income taxes                                         (943)
                                                          ------
      Net gain                                            $2,025
                                                          ======

     The Company has historically fully reserved for the tax effect of net deductible temporary differences which consists primarily of net operating loss carry forwards (NOLs). Income taxes include only current taxes and do not reflect any benefit that may be realized from any reduction of the reserve resulting from revised assessments of deferred tax asset recoverability. The estimated current tax effect results in part from limitations on the use of NOLs due to certain prior year ownership changes.

                           COMPARATIVE PER SHARE DATA

     The following table sets forth certain historical per share data and unaudited pro forma per share data to reflect the consummation of the Asset Sale. The pro forma data is not necessarily indicative of actual or future operating results or of the financial position that would have occurred or will occur upon consummation of the Asset Sale. The data presented below should be read in conjunction with the unaudited pro forma financial data set forth under " Unaudited Pro Forma Financial Data" and the separate historical financial statements which are included herein.

     Historical and pro forma book value per share is calculated by dividing stockholders' equity at the end of the period by the number of common shares outstanding at the end of the period.


                                 Nine Months
                                   Ended                              Year Ended March 31
                                   -----                              -------------------
                                  December

                            31, 1999        1999          1998           1997            1996          1995
                            --------        ----          ----           ----            ----          ----
Historical:
Net earnings (loss) per
common share, basic and
diluted                    $   (0.10)   $        -    $        -    $      (0.05)    $    (0.03)    $  (0.03)
Book value per common
share                           0.27          0.43          0.24            0.24           0.29         0.05

Pro Forma:

Net earnings (loss) per
common share, basis and
diluted                    $   (0.10)   $    (0.14)
Book value per common
share                           0.44           N/A

                   FACTORS TO CONSIDER IN EVALUATING THE SALE

Risks if the Asset Sale is Not Consummated

Lack of Adequate Capital

     The Company's capital requirements depend on numerous factors, including the resources the Company devotes to developing and marketing its products and in providing services. The Company's capital requirements also depend on the resources required to expand and develop a direct and indirect sales force in the United States, and the extent to which the Company's products and services gain market acceptance and sales. The timing and amount of such capital requirements cannot be predicted accurately. The Company has not had enough capital for development of products, marketing and to properly develop organizations to support two businesses. Consequently, lack of growth, and inability to properly capitalize, has adversely affected revenues and profits. For the past year, the Company has primarily funded and operated its businesses based upon cash collected from sales and services, from the exercise of warrants and from the deferment of interest and principal payments owing to BIS Partners, L.P. under a term loan. There is no guarantee it can succeed in continuing to operate on this basis. The Company believes its existing cash balances together with operating revenues will provide funding to meet the Company's liquidity requirements only for a short period of time. There is no assurance that additional financing will be available on terms favorable to the Company, or at all. The Company's ability to go forward with two businesses will be affected. Additionally, the existence of the separate businesses will affect its ability to attract financing or additional capital. In the event the Asset Sale is not consummated and the Company is unable to secure additional financing, the Company's ability to continue as a going concern may be impaired. Any additional equity financing may be dilutive to stockholders and additional debt financing, if available, may involve restrictive covenants and/or also be dilutive to stockholders.

Risks if the Asset Sale is Consummated

Focus of Company Business; Dependence Upon Services Business

     The consummation of the Asset Sale, if approved, will focus the Company on its hardware maintenance services business. Following completion of the Asset Sale, the profitability of the Company will depend on the Company's ability to generate meaningful revenues and business from the hardware maintenance services business at acceptable margins and in the growth of its services business. There can be no assurance that the Company will be successful in increasing revenues or services business at acceptable margins, or if it does, that it will become profitable. While the Company believes that its Barrister Global Services Network technology is suited to present market conditions and that it will fuel the substantial growth of its hardware maintenance services business, there are several factors that may offset the eventual success of this technology. These include the risk that: (i) the Company will not be able to complete the development of the Barrister Global Services Network within reasonable costs;
(ii) the Company will not be able to develop and maintain the proprietary aspects of its technology against competition service offerings; (iii) the Company may not be able to develop service offerings that gain wide market acceptance; (iv) the Company's hardware maintenance services business will not produce enough revenues to offset ongoing operating costs.

                               THE SPECIAL MEETING

Purpose

     The Special Meeting is being held to consider and vote on the Asset Sale and the Name Change Amendment to the Certificate of Incorporation.

     The Board of Directors of the Company has unanimously approved the Asset Sale and recommends that stockholders vote FOR this transaction. For a description of the reasons for the Asset Sale, see "The Asset Sale Proposal - Reasons for the Asset Sale." The Board of Directors of the Company has unanimously approved the Name Change Amendment to the Certificate of Incorporation and recommends that stockholders vote FOR this amendment. For a description of the reasons for the Name Change, see "Reasons for the Name Change."

Record Date and Voting Rights and Requirements

     Record Date. The Company's Board has fixed March 28, 2000, as the record date for the Special Meeting.

     Only holders of record of common shares at the close of business on March 28, 2000 Special Meeting Record Date will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof. As of the Special Meeting Record Date, there were 11,856,556 common shares outstanding. Holders of such shares are entitled to one vote per share on the two proposals.

     Voting Rights. Each share of Company Common Stock outstanding on the record date entitles its holder to one vote on the Asset Sale Proposal and the Name Change Amendment to the Certificate of Incorporation.

     Quorum Requirement. To constitute a quorum at the Special Meeting, the majority of the total number of shares entitled to vote on the record date must be present, represented either in person or by proxy.

     Vote Required. Delaware law requires the approval of the holders of at least a majority of a corporation's outstanding voting shares for a sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation and for an amendment to the Certificate of Incorporation to change the Company's name. Thus, the Company has sought approval of the Asset Sale and the Name Change Amendment by the holders of at least a majority of the outstanding common shares. As of the record date, there were 11,856,556 shares of Company Common Stock outstanding, of which shares (approximately 45% of the outstanding shares) of Company Common Stock were held by officers and directors in their capacity as stockholders of the Company. The officers and directors of the Company have entered into written stockholder voting agreements with Keystone agreeing to vote their shares in favor of the Asset Sale Proposal at the Special Meeting. A copy of the form Stockholder Voting Agreement is attached as Annex B to this proxy statement and is incorporated herein by reference.

     Abstentions and Broker Non-Votes. Abstentions and broker non-votes will be counted as shares present for determination of a quorum at the Special Meeting. For purposes of determining whether the Asset Sale and Name Change Amendment are approved, abstentions and broker non-votes will have the same effect as votes against such proposals.

     Voting of Proxies. All shares that are represented by properly executed proxies received before or at the Special Meeting and not revoked will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated on the executed proxies, shares represented by such proxies will be voted FOR approval of the proposal. No other matters will be considered at the Special Meeting or any adjournment thereof.

     Revocation of Proxies. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Such revocation may be made in person at the Special Meeting or by written notification to the Secretary of the Company.

     Solicitation of Proxies. The Company will pay the cost of all proxy solicitation. Officers and other employees of the Company may solicit proxies by personal interview or by telephone or facsimile equipment, in addition to the use of the mails. None of these individuals will receive special compensation for such services, which will be performed in addition to their regular duties, and some of them may not necessarily solicit proxies. The Company has also made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation materials for shares held of record by them to the beneficial owners of such shares. The Company will reimburse these record holders for their reasonable out-of-pocket expenses.

     Stockholder Proposals. Pursuant to Rule 14a-8 of the Securities and Exchange Commission, to include a stockholder proposal in the Company's proxy statement and form of proxy for a meeting of stockholders other than a regularly scheduled annual meeting, the stockholder proposal must be submitted at a reasonable time before the Company begins to print and mail its proxy materials. Stockholders are also advised to review the Company's By-laws, which contain additional requirements with respect to advance notice of stockholder proposals.

                             THE ASSET SALE PROPOSAL

Background of the Asset Sale

     Over the past several years, the legal software business in the United States has undergone increased competition as companies have come to market with new products. There has also been consolidation. The Company's two main competitors in the legal software market, Elite Information Systems and CMS Data, have both been purchased by Australian company Solutions Holdings Limited (Elite Information Systems purchase has not closed at the date of this proxy statement). As a consequence of the foregoing, the legal software business has become more competitive in the introduction of products, changing features, functions and technology and the demand for more e-commerce oriented capabilities. These factors have increased the need for the Company to invest in new products and capabilities in order to compete more effectively.

     Given these forces and trends in the industry, the Company has concluded that, in order for it to remain competitive, it would need to grow its software business significantly either internally or through acquisition. Such growth would require substantial additional resources and investment in research and continuing development of existing and new software products. Moreover, the Company does not believe that it currently has the financial or human resources or the capital necessary to implement the expansion that would require it to compete with companies which have and will continue to have greater resources than the Company.

     While the Company is faced with these challenges in its software business, at the same time its hardware maintenance services business faces other challenges but with larger opportunities. The market for hardware maintenance services business has changed substantially in the past several years in the United States, also undergoing consolidation, increased competition and changing technologies. In this industry, the Company is relatively small facing larger competitors with more resources. Moreover, during the past nine months, the Company's software business has not been profitable.

     Considering the trends in the two industries and the Company's operating results in each, the Company has concluded that it does not have sufficient financial and human resources to remain in both businesses and to successfully grow both on a profitable basis. Consequently, the Company has decided to sell the software business and focus on the hardware maintenance services business, where it believes it can be more successful in achieving growth and maintaining profitability.

     The possible sale of the software business was discussed by the Company's Board at various meetings held between late 1999 and early 2000. In November 1999, the Company began a search for parties interested in acquiring the software business and initiated discussions with a number of investment bankers. Prior to engaging an investment banker, in February 2000, the Company's President was contacted by a party representing a potential acquirer, Keystone Software PLC. The Company's President discussed the interest of Keystone over the telephone and, on February 22, 2000, the parties exchanged an Agreement of Confidentiality and Non-Disclosure.

     On March 5, 2000, representatives of Keystone traveled to Buffalo to meet with representatives of the Company. On March 6, 2000, Keystone presented a proposal to purchase the software business from the Company and to hire a majority of the software business employees. The Company's Board of Directors met on March 7, 2000, considered the proposal and authorized the Company's President to negotiate with Keystone.

     On March 8 and 9 representatives of the Company and representatives of Keystone met to review and discuss the operations of the software business, its assets and financial condition. Subsequent to the Board's action on March 7, 2000, and following further discussions and negotiations, the Company and Keystone executed a letter of intent on March 10, 2000 to sell the software business of the Company to Keystone for $8,000,000 subject to further negotiation, execution of a definitive Asset Purchase Agreement and to due diligence by both parties. On March 13, 2000, the Company engaged Buffalo Ventures, Inc. to undertake a study to enable it to render its opinion to the Board as to the fairness to the Company, from a financial point of view, of the consideration to be received by the Company. Following more detailed negotiations and additional due diligence by Keystone and following a written and oral presentation by Buffalo Ventures, Inc. on March 30, 2000 as to the fairness of the consideration to be received, on March 30, 2000, the Company's Board of Directors reviewed the Asset Purchase Agreement for the sale of the business and authorized management to finalize and execute it. The parties then entered into a definitive Asset Purchase Agreement on April 5, 2000. On April 5, 2000, the Company publicly announced the proposed sale of the software business to Keystone.

Reasons for the Asset Sale

     The Board of Directors of the Company believes that it is in the best interests of the Company and its stockholders to sell the software business and to focus the operations of the Company solely on its hardware maintenance services business, which the Company believes has more potential for growth. The Board has unanimously approved the Asset Purchase Agreement and the Asset Sale. The Board's belief is based on a number of factors, such as the lack of profitability in the Company's software business over the past year, the intense competition in the legal software market, the investment requirements needed to develop or acquire products in the legal software industry which can compete internationally, the small size of the software business relative to its competition, and the Company's potential for growth in the hardware maintenance services business using its Internet based service management system, the Barrister Global Services Network.

     In reaching a decision to recommend the Asset Sale to the Company's stockholders, the Board considered, among other factors, the following:

     (i) the respective financial condition, results of operations, capital resources, capital requirements, risk profiles, management teams, growth, and prospects of the Software business and the Services business;

     (ii) the economic and competitive environments in which the two businesses operate;

     (iii)conditions and trends in the Software industry and the Services industry;

     (iv) the practice-management legal software industry is becoming global, capitalizing on expansion and globalization of legal and professional services firms;

     (v) the fact that the Asset Sale will enable the Company to operate as a focused, pure-play company;

     (vi) the possibility that the Asset Sale could facilitate the expansion of the Company's services business by providing it with access to the capital markets and with a pure-play publicly-held stock to use in possible future acquisitions;

     (vii)the fact that the Asset Sale will improve the ability of the Company to offer stock plans and other such incentives to its Services executives and employees that are tied more directly to the results of their efforts and are unaffected by the performance of the software business; and

    (viii)the potential beneficial effect of the Asset Sale on investors' ability to evaluate the performance and investment characteristics of the Company.

     In addition to the factors set forth above, in the course of its deliberations concerning the Asset Sale, the Board consulted with the Company's legal and financial advisors as well as the Company's management team, and reviewed a number of other factors relevant to the Asset Sale, including:

     (i) reports from management and legal and financial advisors on specific terms of the draft Asset Purchase Agreement and ancillary agreements;

     (ii) the need for the Company to secure the financing required to capitalize its ongoing business;

     (iii)the consideration to be paid pursuant to the Asset Purchase Agreement and the lack of financing that was realistically available to the Company form other sources; which, in the opinion of the Company management, would not have enabled the Company to continue operations running two separate divisions and businesses;

     (iv) the belief that the terms of the Asset Purchase Agreement are reasonable;

     (v)  the expected tax and accounting treatment of the Asset Sale; and


     (vi) the opinion of the Company's financial advisor dated March 30, 2000 to the effect that, as of that date and based upon and subject to certain matters stated in such opinion, the consideration proposed to be paid pursuant to the Asset Purchase Agreement was fair from a financial point of view to the Company.

     The Board also considered a number of potentially negative factors in its deliberations concerning the Asset Sale, including:

     (i) the possibility that the public announcement of the Asset Sale might adversely affect the Company's relationships with certain distributors and customers for its services business;

     (ii) the possibility of management and business disruption associated with the Asset Sale;

     (iii)the risk of market confusion and potential inability of the Company to market its Global Services Network and substantially increase services business revenues.

     The Company's Board believed that certain of these risks were unlikely to occur or were unlikely to have a material impact on the Company, while others could be avoided or mitigated by the Company, and that overall, the risks associated with the Asset Sale were outweighed by the potential benefits of the Asset Sale.

     The foregoing discussion of information and factors considered by the Company's Board is not intended to be all-inclusive. In view of the wide variety of factors considered by the Board, the Board did not find it practicable to quantify or otherwise assign relative weight to the specific factors considered. However, after taking into account all of the factors set forth above, the Board unanimously agreed that the Asset Purchase Agreement and the consummation of the Asset Sale were fair to, and in the best interests of the Company and its stockholders and that the Company should proceed with the Asset Sale.

Opinion of Financial Advisor

     The Company retained Buffalo Ventures, Inc. ("BVI") to deliver an opinion to the Board of Directors as to the fairness to the Company, from a financial point of view, of the consideration to be received in connection with the Asset Sale. At the meeting of the Company's Board of Directors on March 30, 2000, BVI rendered its oral opinion, confirmed in writing on the same date, to the effect that, as of such date and based upon and subject to the various considerations set forth in the opinion, the consideration proposed to be paid in connection with the Asset Sale was fair to the Company, from a financial point of view. BVI's written opinion is attached as Appendix C to this proxy statement. The description of the opinion set forth herein is qualified in its entirety by reference to Appendix C. Stockholders are urged to read the opinion in its entirety for a description of the procedures followed, assumptions and qualifications made, matters considered, and limitations on the scope of the review undertaken by BVI.

     BVI's opinion is directed to the Board of Directors of the Company, and addresses only the fairness to the Company, from a financial point of view, of the consideration proposed to be paid in connection with the Asset Sale as of the date of the opinion. The opinion was provided solely for the information and assistance of the Board of Directors in connection with its consideration of the Asset Sale. The opinion does not constitute a recommendation as to how the Company's stockholders should vote on the Asset Sale.

In connection with the opinion, BVI:

     - Reviewed certain publicly available financial statements and other information on the Company;

     - Reviewed certain internal financial statements, a forecast for fiscal year 2001, and other financial and operating data concerning the Company and the legal software market prepared by the Company's management;

     -    Reviewed a draft of the Asset Purchase Agreement;

     - Reviewed the reported prices and trading activity for the Company's Common Stock;

     - Compared the financial performance of the Company and the price of its common stock with that of certain other publicly traded companies in substantially the same lines of business;

     - Compared the terms of the Asset Sale with available information on the terms of other similar transactions;

     - Held discussions with the Company's officers and employees regarding the past and current operations and financial condition and the prospects of the Company and the legal software market, including the strategic rationale for and benefits they anticipate from the sale of the software business;

     - Performed other analyses and considered other factors that it deemed appropriate.

     BVI assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by it for the purposes of its opinion. With respect to the internal financial statements and other financial and operating data and discussions relating to the strategic, financial and operational benefits arising from the Asset Sale, BVI assumed that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of the Company. BVI did not make any independent valuation or appraisal of the assets, liabilities or technology of the Company, nor was it furnished with any such appraisals.

     The following is a summary of certain analyses performed by BVI in connection with its preparation of the opinion.

     Proposed Consideration. For purposes of its analyses, BVI calculated a transaction value for the Company's software business of $7.9 million based on the present value at closing of the $8.0 million cash purchase price (a portion of which is paid into escrow) and the assumption by Keystone of $0.6 million in liabilities less $0.7 million in liabilities of the software business not being assumed. BVI assumed, with the Company's consent, that no part of the proposed purchase price would be reduced due to the application of the purchase price adjustment or indemnification provisions of the Asset Purchase Agreement.

     Peer Group Analysis. BVI analyzed publicly traded companies it considered comparable to the Company's software business. This analysis is predicated on the theory that the value of a company can be estimated by deriving market multiples from publicly-traded companies that relate their stock prices to earnings, cash flows or other measures of the target company. The comparable companies were Elite Information Systems Corp., ASA International Ltd. and CompuTrac, Inc. BVI analyzed the aggregate market capitalization of the selected companies as a multiple of: (i) revenues, (ii) earnings before interest, taxes, depreciation and amortization ("EBITDA"), and (iii) book value, in each case as of the latest reported fiscal quarter end. Because neither the Company nor its software business is profitable, comparison of earnings-based multiples of the selected companies to the Company's earnings data produced results that were not meaningful. The ranges of market capitalization as multiples of revenue, EBITDA and book value for the selected comparable publicly traded companies were as follows: (i) revenues: 1.3x, .5x and 3.1x, respectively, (ii) EBITDA: 9.5x, 9.8x and 29.3x, respectively, and (iii) book value: 2.4x, 1.4x and 2.3x, respectively. BVI determined that the proposed transaction value for the software business represented multiples of 1.2x estimated revenues, 79.0x estimated EBITDA and 2.2x estimated book value for the year ending March 31, 2000.

     None of the comparable companies were identical to the Company or its legal software market and any analysis of comparable companies involves considerations and judgments concerning differences in financial and operating characteristics and other factors that would necessarily affect their relative valuations.

     Analysis of Selected Transactions. BVI reviewed publicly available information on the proposed sale of Elite Information Systems to Solution 6 Holdings, Limited and compared its price to the consideration to be paid by Keystone for the Company's software business. BVI also reviewed the recent sale transactions of four other software businesses in different segments than the Company's software business (target/buyer): EIS International Inc./SER Systeme AG; Template Software Inc./Level 8 Systems Inc.; Ultradata Corporation/CFI Proservices Inc. and FDP Corporation/Sungard Data Systems Inc. BVI analyzed the purchase price payable in the sale of Elite to Solutions 6 as a multiple of (i) revenues, (ii) EBITDA and (iii) book value, in each case as of and for the twelve months ended December 31, 1999. In connection with such analysis, BVI adjusted the purchase price payable in the sale from $100.3 million (based on the price per fully diluted share) to $86.1 million to give effect to Elite's cash of $31.1 million and deferred revenues of $16.9 million. The purchase price as a multiple of these items was 1.45x revenues, 10.4x EBITDA and 2.8x book value (unadjusted). BVI determined that the proposed transaction value for the software business represented multiples of 1.4x, 1.2x and 1.0x revenues, 15.8x, 79.0x, 6.6x EBITDA and n/a, 2.1x and 2.1x book value for the average of the three- years ended March 31, 2000, for the estimated year ending March 31, 2000 and for the forecasted year ending March 31, 2001, respectively.

     BVI analyzed the purchase prices payable in the four recent sale transactions as a multiple of (i) revenues, (ii) EBITDA, and (iii) book value. In connection with this analysis, BVI adjusted the announced price of the transactions to subtract cash on hand. This yielded adjusted transaction prices as follows: $38.3 million EIS; $68.2 million Template; $70.2 million FDP and $55.0 million Ultradata. The transaction prices represented the following multiples: (i) .70x, 1.5x, 1.6x, 1.8x, respectively, revenues (ii) 5.7x, n/a, 10.8x, 19.0x, respectively, EBITDA, and (iii) 1.5x, 2.3x, 2.3x, 7.1x, respectively, book value. BVI determined that the proposed transaction value for the software business represented multiples of (i) 1.4x, 1.2x and 1.0x revenues,
(ii) 15.8x,79.0x, and 6.6x EBITDA and (iii) n/a, 2.1x and 2.1x book value, for the average of the three years ended March 31, 2000, for the estimated year ending March 31, 2000 and for the forecasted year ending March 31, 2001, respectively.

      The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In arriving at its opinion BVI considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor. Selecting portions of the analyses without giving consideration to the whole analysis could create an incomplete view of the process underlying the opinion. BVI made assumptions with respect to industry performance, general business and economic conditions and other matters which affect the Company but which may be beyond its control. BVI made its determination as to the fairness on the basis of its experience and professional judgment after considering the results of all such analyses. The analyses were prepared solely for the purpose of providing BVI's opinion to the Board of Directors as to the fairness of the consideration to be received by the Company in the Asset sale from a financial point of view. As such, these analyses do not purport to be appraisals or necessarily reflect the prices at which businesses or securities may actually be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses.

     Pursuant to a letter agreement dated March 13, 2000, the Company engaged BVI to render its opinion to the Board of Directors as to the fairness to the Company, from a financial point of view, of the consideration to be received by the Company in the Asset Sale. As consideration for its services, the Company agreed to pay BVI $20,000.

     BVI, as part of its business, is engaged in the valuation of businesses in connection with mergers and acquisitions, competitive biddings, private placements and valuations for corporate, estate and other purposes. The Company selected BVI as its financial advisor because of BVI's knowledge of the Company and its industry arising from its past performance of financial advisory services to the Company and because BVI is a recognized firm that has substantial experience in transactions similar to the Asset Sale.

The Asset Purchase Agreement

     General Information. The Board of Directors has approved the sale of the Company's software business to Keystone Solutions US, Inc., a wholly owned subsidiary of Keystone Software, PLC, pursuant to the Asset Purchase Sale Agreement. The consummation of the Asset Sale (the "Closing") is expected to occur as soon as practicable after formal approval by the stockholders at the Special Meeting.

     Sale Price. On March 30, 2000, the Company's Board of Directors approved the Asset Sale, and on April 5, 2000, the parties executed the Asset Purchase Agreement. The Asset Purchase Agreement is attached as Appendix A to this proxy statement and is incorporated herein by reference. Pursuant to the Asset Purchase Agreement, the Company will sell the assets of the software business to Keystone and Keystone will assume and agree to pay, perform or discharge when due certain obligations and liabilities of the Company relating to the software business. Keystone will, at the Closing, pay to the Company a total of $8 million for such assets (subject to certain potential adjustments and to certain escrow requirements described below) and assume approximately $588,000 in liabilities, based on a balance sheet date of December 31, 1999.

     Assets. The assets to be sold to Keystone include personal property, software source and object code, inventory, machinery, equipment, furnishings, accounts receivable, intellectual property, other intangible assets, the trademarks and trade names of the software business products, customer contracts, and certain leases, related to the software business. The Company will retain all other assets not related to the software business, including books and records, insurance policies, reserves, personal property, inventory, machinery, equipment, furnishings, accounts receivable, intellectual property other intangible assets, the trademarks and trade names of the Company and the services business products, customer contracts and certain leasehold interests in real property related to the Company and the services business.

     Assumed Liabilities. Keystone will assume software business customer and reseller contracts, certain leases, accrued vacation liabilities of employees hired and certain accounts payable as of the closing date, all of which approximate $588,000 in the aggregate, based on a balance sheet date of December 31, 1999.

     Retained Liabilities. The Company will retain liabilities arising out of or relating to the conduct of the software business prior to the Closing other than those liabilities assumed by Keystone. The Company will remain responsible for litigation or claims pending at or arising after the Closing relating to operation of the software business prior to the Closing.

     Non-competition. The Company has agreed that it will not compete with Keystone in the legal software business in the United States or Canada for a period of five years after the Closing. The officers of the Company (excluding Hardware Services Vice President David L. Blankenship), have also agreed to enter into agreements with Keystone prohibiting their competition in the legal software business in the United States or Canada for a period of five years after the Closing.

     Purchase Price Adjustment. Purchase Price will be subject to adjustment as follows: at least five (5) days prior to Closing, the Company shall provide to Keystone an estimated closing date balance sheet for the Company dated as of the Closing Date (the "Estimated Balance Sheet") prepared in accordance with GAAP applied on a consistent basis. The Estimated Balance Sheet, among other things, shall be used in the calculation of, and shall have attached to it, (i) the estimated dollar amount of Receivables as of the Closing Date included in the Purchased Assets and (ii) the estimated dollar amount of Assumed Liabilities as of the Closing Date. The costs and expenses incurred in connection with the preparation of the Estimated Balance Sheet shall be borne by the Company.

     As soon as practicable after the Closing Date, Keystone will prepare an audited balance sheet (the "Audited Balance Sheet") of the Company as of the Closing Date audited by Keystone's accountants. The Audited Balance Sheet shall be deemed to be the statement finally determined after all disputes have been resolved as provided herein. The Audited Balance Sheet will be prepared in accordance with GAAP applied on a consistent basis and, among other things, shall be used in the calculation of, and shall have attached to it, (i) the dollar amount of Receivables as of the Closing Date included in the Purchased Assets and (ii) the dollar amount of Assumed Liabilities as of the Closing Date. The costs and expenses incurred in connection with the preparation of the Audited Balance Sheet shall be borne by Keystone. Keystone shall use its reasonable efforts to complete the Audited Balance Sheet and to deliver the Audited Balance Sheet to the Company within ninety (90) days of the Closing Date. The Company shall use its reasonable efforts to cooperate (and to cause their Representatives to cooperate) with Keystone in completing the Audited Balance Sheet in order for the Audited Balance Sheet to be completed within such time frame.

     At Closing, the Purchase Price shall be subject to adjustment downward on a dollar-for-dollar basis by an amount equal to the At Closing Adjustment Amount. For purposes hereof, the "At Closing Adjustment Amount" is equal to the sum of:
(1) the extent to which the dollar amount of Receivables (excluding all advance billings in respect to monthly license fees) included in the Purchased Assets (as shown on the Estimated Balance Sheet) is less than Nine Hundred Thousand Dollars ($900,000) USD, (ii) the dollar amount of Assumed Liabilities (as shown on the Estimated Balance Sheet) that exceeds such amount Purchaser has agreed to assume pursuant to the terms of this Agreement and (iii) the dollar amount of any contingent, hidden or undisclosed liabilities relating to the Purchased Assets or the Software Division Business then known, and as determined by the parties, provided that the At Closing Adjustment Amount shall not be applied against the Purchase Price unless and until the At Closing Adjustment Amount exceeds in the aggregate Fifty Thousand Dollars ($50,000) USD.

     The Purchase Price shall further be subject to adjustment downward on a dollar-for-dollar basis by an amount equal to the extent the Post Closing Adjustment Amount is greater than the At Closing Adjustment Amount. For purposes hereof, the "Post Closing Adjustment Amount" is equal to the sum of: (i) the extent to which the dollar amount of Receivables included in the Purchased Assets (as shown on the Audited Balance Sheet) is less than Nine Hundred Thousand Dollars ($900,000), (ii) the dollar amount of Assumed Liabilities included in the Purchased Assets (as shown on the Audited Balance Sheet) that exceeds such amount Keystone has agreed to assume pursuant to the terms of this Agreement and (iii) the dollar amount of any contingent, hidden or undisclosed liabilities relating to the Purchased Assets or the Software Division Business then known and as determined by the parties; provided that the Post Closing Adjustment Amount shall not be applied against the Purchase Price unless and until the Post Closing Adjustment Amount exceeds in the aggregate Fifty Thousand Dollars ($50,000) USD.

     Within thirty (30) days after receipt of the proposed Audited Balance Sheet, the Company shall deliver a written notice to Keystone stating whether it has any objections to the proposed Audited Balance Sheet, describing in detail any objections thereto. Keystone shall give to the Company and its Representatives such reasonable assistance and access to the Purchased Assets and books and records of the Company and any applicable work papers, schedules and other documents as the Company and/or its Representatives shall reasonably request in connection with the Company's review of the Audited Balance Sheet. Failure to give such timely objection notice (or written notification from the Company that it has no such objection to the proposed Audited Balance Sheet) shall constitute acceptance and approval of such proposed Audited Balance Sheet and the proposed adjustments to the Purchase Price set forth therein, if any, and shall be final and binding upon the parties hereto.

     To the extent that the Audited Balance Sheet requires a decrease in the Purchase Price in accordance with the provisions of this Section, then, within three (3) days after resolution of all disputes relating to the Audited Balance Sheet, the Company and Keystone shall notify the Escrow Agent pursuant to the terms of the Escrow Agreement and such amount shall be paid out of the Escrowed Funds, and any amounts which exceed the Escrowed Funds maintained in the Escrow Account shall be paid by the Company to Keystone by certified or bank cashier's check or wire transfer of immediately available funds to such account as Keystone may designate.

     The Purchase Price can also be subject to adjustment based upon any indemnifications required of the Company relating to representations and warranties made. See "Company's Indemnification Obligations."

     Use of Proceeds.  The Company will utilize the cash  proceeds from the sale
(i) to pay expenses associated with the transaction and the Asset Sale (estimated to be $500,000); (ii) to pay outstanding amounts owed to a bank under a term loan in the amount of $189,456 as of December 31, 1999; (iii) to pay a loan to Buffalo Economic Renaissance Corporation in the amount of $47,234 as of December 31, 1999; (iv) to pay a loan to the Erie County Industrial Development Agency in the amount of $45,833 as of December 31, 1999; (v) to pay BIS Partners L.P. for outstanding amounts owed under a demand note in the amount of $192,000 as of December 31, 1999; (vi) to pay an equipment lease in the amount of $43,917 as of December 31, 1999; and (vii) as working capital to finance completion and marketing of the Barrister Global Services Network and for the Company's
hardware  maintenance  services   business.   BIS  Partners,  L.P.,  a  limited
partnership, is composed of certain Company directors and officers, among others. During the current Company year BIS Partners L.P. agreed to convert past due payments of principal and interest on its term loan with the Company into a demand note. The outstanding balance of the term loan will be paid in accordance with its terms.

     Escrow of Funds. $800,000 of the Sale proceeds will be placed in escrow by Keystone for the payment of certain liabilities if any, after Closing as explained below, which exceed $50,000. One half of the escrow funds will be released to the Company after six months, minus amounts paid on certain claims or liabilities, if any, and the remaining paid in equal payments over an additional six months.

     Representations  and  Warranties.  The Asset  Purchase  Agreement  contains representations and warranties of the Company and Keystone customary for transactions of the type contemplated by the Asset Sale, including representations and warranties concerning such matters as necessary consents and approvals, title to and condition of assets, content of financial statements, absence of  material  adverse  changes in the  business,  environmental  matters pertaining to real property owned or leased, condition of inventories, collectability of accounts receivables, warranty claims, relations with customers and suppliers, and employee and employee benefit matters.

     Covenants. The Asset Purchase Agreement contains covenants of the Company and Keystone customary for transactions of the type contemplated by the Asset Sale, including the covenant of the Company to carry on the Software business in the ordinary course consistent with past practice through the Closing Date.

     Company's Indemnification Obligations. The Company has agreed to indemnify Keystone with respect to any breach of its representations or warranties (subject to a $50,000 basket and a cap of the Purchase Price paid) or any breach of any covenant of the Company contained in the Asset Purchase Agreement. The Company has also agreed to indemnify Keystone with respect to claims or actions pending at or arising after the Closing Date that relate to the operation of the software business prior to that date.

     Buyer's Indemnification Obligations. Keystone has agreed to indemnify the Company with respect to any breach of its representations or warranties or any breach of any covenant of Keystone contained in the Asset Purchase Agreement.

     Closing Contingencies. The consummation of the Asset Sale is subject to certain conditions, including consents to assignment of a small number of customer and reseller contracts, accuracy in all material respects of representations and warranties, performance in all material respects of covenants and other obligations, delivery of customary closing documents, that a placement agreement for the placing of new shares between becoming unconditional according to its terms, and majority approval of all stockholders of the Company.

     Approval by Stockholders. Under Delaware law, approval of a majority of the stockholders of the Company is required to approve the Asset Sale. Executive officers and directors of the Company have agreed to vote their shares in favor of the Asset Sale. These shares comprise approximately 45% of the outstanding shares of Common Stock.

     Conduct of Business Prior to the Asset Sale. During the period from the date of the Asset Purchase Agreement until the Closing Date, the Company has agreed to, among other things, (i) conduct its operations as they relate to the software in the ordinary course of business consistent with past practices; (ii) maintain and preserve the assets, relationships, practices and policies related to the software business; (iii) obtain the consent of Keystone prior to changing the Company's pricing or commissions policies or sales incentive programs; (iv) not sell or dispose of or permit any encumbrances to be placed on any intellectual property related to the software business; (v) file necessary notices and obtain certain consents of third parties; (vi) notify Keystone of events that may cause the representations and warranties made by the Company to be materially untrue or inaccurate and (vii) not take any other action or enter into any transaction that might reasonably be expected to cause or constitute a breach of any representation or warranty made by the Company in the Asset Purchase Agreement.

     Termination and Amendment. The Asset Purchase Agreement may be amended or terminated by the mutual consent of the Company and Keystone at any time. In addition, if the Closing has not occurred on or before May 31, 2000, or if the failure to close results from a default by the Company or Keystone, then the nondefaulting party may terminate its obligations under the Sale Agreement. Thus, the Board of Directors has rights under certain circumstances to terminate the Asset Sale after approval of the transaction by the Company's stockholders.

     "No-Shop" Provision. Under the Asset Purchase Agreement, unless required to by law or SEC rule, the Company is not permitted to initiate, solicit, negotiate, or encourage any proposal or offer to acquire all or any substantial part of the software business, whether by merger, purchase of assets, tender offer or otherwise. Under the Asset Purchase Agreement, Keystone is not permitted to initiate, solicit, negotiate, or encourage any proposal or offer to purchase all or any substantial part of the assets of a business competing with Company.

     Exclusivity. The Company and Keystone have agreed that, prior to the closing date, neither will solicit or participate in any inquires, proposal or offer to: (i) in the case of the Company, unless required to by law or SEC rule, to sell its software business to any other entity; and (ii) in the case of Keystone, to buy any software business similar to that of the Company. In the event of a breach by the Company or Keystone relative to these obligations, the other party shall be paid a fee of five hundred thousand dollars ($500,000) and the other party shall have the right to terminate the Agreement or to proceed to closing and offset the termination fee payable against the purchase price.

     Increase in Share Value. The consideration to be received by the Company from Keystone is greater than the net book value of the assets being sold and liabilities being assumed. Consequently, stockholders of the Company will experience an increase of $.18 per share in the book value of their shares.

Certain Tax Consequences of Asset Sale

     U.S. Tax Consequences. The Company will recognize a gain on the Asset Sale, but anticipates that, for Federal and New York state tax purposes, it will have net operating losses (NOL) that will offset a portion of the taxable gain. The estimated current tax effect results in part from limitations on the use of NOL due to certain prior year ownership changes.

     Stockholder Tax Consequences. The holders of common stock of the Company will not recognize any gain or loss on the Asset Sale.

Board Recommendation

     The Board of Directors has evaluated the terms of the Asset Sale and has determined they are fair to the Company and its stockholders. The Board's determination is based primarily upon the present condition of and prospects for the software business, the book value and earning power of the assets of the software business, the price for which the Board believes the assets could be sold if the software business were discontinued as such assets sold separately, and the opinion of its financial advisor.

     THE BOARD BELIEVES THAT THE ASSET SALE IS FAIR TO AND IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ASSET SALE.

Related Agreements

     As a condition to the consummation of the Asset Sale, the Company and its officers (excluding Services Division Vice President David Blankenship) are each required to enter into Noncompetition Agreements with and for the benefit of Keystone. For five years following the Closing Date, the Company and its relevant officers will be prohibited from engaging in a business that competes with Keystone.

Interests of Management or Directors in the Asset Sale

     As a condition to Closing, Thomas Jones and Jay Moeller, an officer and officer and director, respectively, of the Company are entering into employment agreements with Keystone for a period of two years.

     In connection with the Asset Sale, the Company intends to pay an outstanding demand loan to BIS Partners, L.P. which totaled $192,000 as of December 31, 1999. BIS Partners, L.P. is composed of certain Company directors and officers, among others. During the current Company year BIS Partners L.P. agreed to convert past due payments of principal and interest on its term loan with the Company into a demand note. The outstanding balance of the term loan will be paid in accordance with its terms.

     None of the other executive officers or directors of the Company has been offered a written employment contract with Keystone. None of the executive officers or directors has any ownership in Keystone.

Voting

     Stockholders are requested in this proposal to approve and adopt the Asset Purchase Agreement and to approve the Asset Sale pursuant to the Asset Purchase Agreement. The affirmative vote of the holders of a majority of the shares issued and outstanding as of the record date will be required to approve the Asset Sale and approve and adopt the Asset Purchase Agreement. Abstentions will be counted toward the tabulation of votes cast on the proposal presented to the stockholders. An abstention from voting or a broker non-vote will have the practical effect of voting against approval of the Asset Sale Proposal since a vote to abstain or a broker non-vote represents one less vote cast in favor of such approval.

                            THE COMPANY'S BUSINESS

General

     The Company is a national supplier of Windows-based and browser-based client server software for law firms, accounting firms, consultants and departments of Fortune 1000 companies. The Company is also a national provider of hardware maintenance services business.

     The Company was formed in 1972 as the Office Automation Division of Comptek Research, Inc. ("Comptek"). On March 26, 1982, the division was incorporated under the laws of New York as Barrister Information Systems Corporation and was spun off to the Comptek stockholders as a separate company. In July 1985, the Company sold shares of its common stock in its initial public offering. The Company's shares are currently traded on the American Stock Exchange. In December, 1997 the Company reincorporated under the laws of Delaware.

     In January 1999, the Company acquired the assets of Icon Technology, LLC, including its software product LegalHouse. This organization was made part of the Company's software business.

     The Company's headquarters are at 465 Main Street, Buffalo, New York 14203, telephone 716-845-5010. In addition, the Company has a number of sales and services offices throughout the United States.

     The Company segments discussed below are the software business and the hardware maintenance services business which account for all of the Company's revenues.

Software Business

     The Company's software business develops, markets, licenses and installs software for law firms, accounting firms, consultants and departments of Fortune 1000 companies. The organization of this operating segment includes staff which provide the functions of marketing, sales, development, installation, conversion, project management, training, hot line support and consulting.

     Approximately 62 people are employed in this business. The majority of the staff are located in Buffalo, New York with a development office in San Rafael, California. Some sales and customer support representatives reside outside the principal offices.

     Software Market. The Company was the first to offer and install an all Window's-based firm management software package for medium to large sized law firms. The Company now sells its Windows-based client server software product, Javelan; its browser-based JavelanX software product; Javelan Select, a scaled down version of Javelan for smaller firms; LegalHouse, an Executive Information and budgeting package; and software support services principally to the U.S. law firm market and to law firms in Canada and the Caribbean. The Company's software products are used by law firms for firm management and to track the time of attorneys and paralegals to enable them to bill their clients. In addition, the software provides the law firm with other applications such as executive information, budgeting, collections, general ledger and accounts payable. Those products are also being sold in the accounting, consulting and corporate markets for organizations seeking time and billing or time and cost allocation capability. The Company currently expects that the majority of sales will come from the legal market.

     The markets pursued by the Company are concentrated in major cities throughout the United States. There are numerous competitors and the technology barriers to enter the market are low. However, the requirement for sophisticated functionality demands substantial investment to develop products which can compete effectively in these markets. Because of competition and market demands, there is a continuing requirement to enhance the software to remain a viable competitor. Currently, the Company believes that its products are distinguished from its competitors' products by their performance, functionality, product design and architecture.

     Marketing to the accounting, consulting and corporate segments to date has consisted of follow through on leads and interest shown by prospects attending legal trade shows and reading the Company's legal market press releases and advertising literature. The Company is expanding marketing by establishing strategic relationships which will enhance sales in the legal market in the United States and internationally.

     The Company has made a substantial investment in the Javelan, JavelanX and LegalHouse products and protects its intellectual property rights by trade secret, by copyright and by licensing the software by contract. Pricing is based on the size of the system and the functions licensed. Clients pay recurring monthly license fees and, in return, receive telephone support and periodic software enhancements. Investments are expected to continue to enhance the features and functions of the software packages. The choice of features will be driven by clients through periodic user group meetings. These investments are expected to increase the sales opportunities in the existing client base and to improve sales in the markets for Javelan and LegalHouse.

     Historically, software product life cycles have been relatively short. With the markets using Windows browser interfaces and client/server architecture, there may be a lengthening of the cycle. This effect is expected to intensify the investment in features and functions and reduce investments in the underlying technology and architecture of the product, which will be available in the open market.

     Sales of the Company's software packages may occur from time to time and are not predictable. As a result, the Company's performance from quarter to quarter can change dramatically. Performance in a given quarter cannot predict results in subsequent periods.

     The Company provides its systems and services under various hardware purchase contracts, software license agreements, systems installation and training agreements and hardware and software service contracts. Law office personnel, often inexperienced in computer programming or operations, are trained by the Company to use its systems. The Company's systems are capable of communicating with computers and personal computers of other manufacturers.

     Products. The principal products of the Company are Javelan, Javelan Select, JavelanX and LegalHouse. Javelan is a state-of-the-art software package and can operate on Windows 95, Windows 98 or NT Workstation and provides the functions necessary for law firm management using desktop computing and client server architecture. Javelan software operates on the law firm's local area network (LAN) and uses PC work stations on the LAN for data processing.

     LegalHouse is a product that was developed by Icon Technology, LLC, the assets of which were acquired in January 1999. This software package uses a sophisticated data warehouse to provide powerful and unique management reporting and budgeting.

     Sales and Marketing. The Company Software products have been marketed through seminars, through the traditional sales and marketing techniques of the Company and through strategic relationships. The market potential for the products include all law firms, professional organizations and corporations in both the United States and international.

      In addition to software which the Company has developed, the Company resells software which functions compatibly with its products. Further, the Company resells equipment such as database servers to clients who license Javelan software. From time to time, the Company sells personal computers and printers in support of clients.

     Software Services. Upon the sale of a license for any of the Company's software packages, the client generally contracts for a number of services to aid with the installation of the software. These services include project management, training, data conversion, custom programming, consulting and installation support and post installation services. These services are generally billed to the client on an as-incurred basis.

     The Company also schedules regular training classes for clients to educate new employees or to teach advanced subjects. Finally, with the acquisition of the assets and the hiring of the employees of Icon Technology LLC, the Company expects to see an increase in general computer system consulting to the legal and corporate markets.

     Software Development. The markets for the Company's software products are characterized by rapid technical changes which have required and will continue to require the Company to engage in ongoing development, and evaluations, the future costs of which are expected to be significant. Expenditures for product development and engineering, before taking into account amounts capitalized and amortized for software production costs, were $918,000, $842,000 and $700,000 in fiscal 1999, 1998, and 1997, respectively. For fiscal 2000, the Company expects its level of spending in this area to increase over the prior year.

     Software Competition. The business of providing software and services to law offices is highly competitive. The Company believes that the principal competitive factors affecting a law office's choice of data processing systems are product quality, performance and reliability, compatibility with industry standards, the ability to provide ongoing, long-term customer service and support, hardware and software features, ease of use, upgrading capabilities, customer training, system flexibility, company financial stability, name recognition of product and company. Price, while important, is not the dominant factor in client's buying decisions.

      The Company competes with more than ten companies who are developers of specialized software for law offices, many of which are substantially larger and have substantially greater name recognition and financial, marketing, technical and personnel resources than the Company.

Hardware Maintenance Services Business

     From the mid-1970's to about 1989, the Company manufactured mini-computers and other equipment as part of the Barrister System, sold principally to the law firm market. A nationwide organization was established to support these clients and maintain the Barrister equipment.

     When the Company stopped the manufacture of mini-computers, the service organization continued support of the Barrister customers and implemented a strategy to diversify into the maintenance of desktop computer equipment. In 1989, 100% of service revenues came from the maintenance of Barrister mini-computers and equipment. Today nearly 100% of hardware maintenance services business derive from desktop equipment.

     Services Market. The Company provides hardware maintenance services business nationwide for desktop equipment including personal computers and other equipment which attach to LANs. Using its staff of hardware technicians and third party service companies, the Company provides comprehensive maintenance services for such equipment. The Company provides a nationwide toll-free number for customer service and provides a seven-day, twenty-four hour maintenance capability.

     In 1998, the Company took the initiative and developed and licensed several software modules and integrated them into an Internet-based software system which provides unique and innovative ways to provide and manage hardware maintenance services business to its clients. This integrated software system is called Barrister Global Service Network and allows for clients anywhere in the world to view the status of service calls. Further the system provides management information to client and company managers responsible for service delivery. Finally, the Barrister Global Services Network provides a mechanism over the Internet to transmit service requests to third party subcontractors, to monitor and manage those service calls and to measure service delivery performance. The ability to manage third party service providers and provide summary management information is a unique and powerful capability. This capability has received favorable comment as a valuable value-added service from clients and prospects. It is anticipated this capability will lead to substantial positive changes in the national service delivery process.

     Since 1972, the Company has established a field service organization located in a number of cities throughout the United States. To support them, a depot repair facility located in Buffalo, New York performs repairs on equipment shipped to Buffalo. These resources have enabled the Company to sell hardware maintenance service contracts outside the legal market and to sell depot repair services. Currently, more than 90% of hardware maintenance revenues are generated outside the legal market.

     Sales of services are the result of a direct sales force focused on this market. A variety of service plans are offered which cover Barrister's proprietary equipment to a long list of OEM micro-computer products. In addition, the Company has established business relationships with companies such as Pioneer-Standard Electronics, Inc., IBM Corporation, Amherst Computer Products, Amdahl and MRK Technologies, Ltd. to provide services on a contractual basis.

     Since product life cycles for hardware are relatively short, the Company provides updated training to its service technicians and continuously reviews its spare parts inventory for potential obsolescence. The Company believes there are sufficient technicians available to meet its business needs and that adequate sources of parts will be available to meet technological and product life cycle changes.

     Services Competition. Providing maintenance and repair depot services to clients is also a highly competitive business. The principal competitive factors are price, expertise, reputation and geographic location of staff. The Company competes with numerous organizations which can provide similar maintenance services, many of which are substantially larger, better known and have substantially greater name recognition and financial, marketing, technical and personnel resources than the Company. The Company believes it distinguishes itself by providing services on a dependable and cost effective basis to customers with multiple locations throughout the U.S.

     Offices. Maintenance services are provided by employees located in offices throughout the United States and by subcontractors. The services business employs about 90 of the Company's staff of which 42 are in Buffalo, New York and the balance in offices in New York City, Hartford, Washington, D.C., Atlanta and Cleveland.

Employees

     As of March 31, 2000, the Company had 172 full-time employees and 9 part-time employees. None of the Company's employees is represented by a labor union and the Company has had no work stoppages. The Company believes that employee relations are good.

Protection of Proprietary Information

     The Company believes its proprietary software and hardware technology is adequately protected by trade secret and copyright laws and contracts with its customers, employees and suppliers. The Company has a registered trademark and service mark in the names "BARRISTER" and "JAVELAN", and trademarks in certain other names used in its business including LegalHouse and JavelanX. The Company has no patents or patent applications pending.

                               COMPANY PROPERTIES

     Real Property. The Company currently leases all the facilities used in its business. The Company is headquartered in Buffalo, New York and currently leases approximately 57,000 square feet in two separate facilities in Buffalo. Other office locations, which are used for regional sales offices and for servicing activities, are as follows:

          San Diego, California                      New York, New York
          San Rafael, California                     Cleveland, Ohio
          Hartford, Connecticut                      Arlington, Virginia
          Atlanta, Georgia                           Richmond, Virginia
          Boston, Massachusetts

     Equipment and Leasehold Improvements. The Company's equipment and leasehold improvements include: computer equipment, components and tools used in the design, development, testing and maintenance of its systems; office furniture and fixtures; and leasehold improvements undertaken to accommodate computers and other equipment.

LEGAL PROCEEDINGS

     In the opinion of management, there are no claims or litigation pending to which the Company is a party which could have a material adverse effect on the Company's financial condition or statement of operations.

                       PROPOSAL TWO: NAME CHANGE AMENDMENT
                        TO THE ARTICLES OF INCORPORATION

     Reasons for the Name Change. The Board of Directors has unanimously approved and recommended that the shareholders consider and approve an amendment to Article One of the Articles of Incorporation of the Company (the "Articles"), which would change the name of the Company from "Barrister Information Systems Corporation" to "Barrister Global Services Network, Inc." A copy of the Articles of Amendment to the Articles of Incorporation for this amendment is annexed to this Proxy Statement as Appendix D. To be adopted, this proposal requires the affirmation vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon at the Meeting.

     The Board of Directors of the Company believes that it is in the best interests of the Company and its shareholders to amend the Articles to give effect to the proposed amendment. As a result of the sale of the Company's software business and assets to Keystone, the remaining core business of the Company is the hardware maintenance services business and its Internet based Barrister Global Services Network system. In order to accurately reflect this single focus of the Company, the Board of Directors considers the proposed name change desirable because it would more accurately reflect the business conducted by the Company.

Vote Required and Board Recommendation. Approval requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting.

                  THE BOARD OR DIRECTORS UNANIMOUSLY RECOMMENDS
                   THAT YOU VOTE FOR THE NAME CHANGE PROPOSAL

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Management's Discussion and Analysis of Financial Condition and Results of Operations

     Except for the historical information contained herein, the following discussion contains forward-looking statements that involve risks and uncertainties. The Company's actual results could differ materially from those discussed here. Factors that could cause or contribute to such difference include, but are not limited to, those discussed in this section, and those discussed in the Company's Form 10-K for the year ended March 31, 1999.

     The following discussion and analysis of financial condition and results of operations reflects historical results prior to the proposed Asset Sale. The Asset Sale will have a significant impact upon the financial condition and results of operations of the Company, as both future revenues and revenue generating assets will be significantly reduced (see "Unaudited Pro Forma Financial Data"), and the Company's focus will become narrowed and dependent upon the Company's ability to generate meaningful revenues and business from the hardware maintenance services business at acceptable margins and that it will complete its Barrister Global Senior Network (See "Risk if the Asset Sale is Consummated"). The cash proceeds from the Asset Sale will be utilized by the Company to (i) to pay expenses associated with the Asset Sale (estimated to be

$500,000); (ii) to pay outstanding amounts owed to a bank under a term loan in the amount of $189,456; (iii) to pay a loan to Buffalo Economic Renaissance Corporation in the amount of $47,234; (iv) to pay a loan to the Erie County Industrial Development Agency in the amount of $45,833; (v) to pay an equipment lease in the amount of $43,917; (vi) to pay BIS Partners L.P. for outstanding amounts owed under a demand note in the amount of $192,000; and (vii) as working capital to finance completion and marketing of the Barrister Global Services Network and for the Company's hardware maintenance services business. BIS Partners, L. P., a limited partnership, is composed of certain Company directors and officers, among others. During the current Company year BIS Partners L.P. agreed to convert past due payments of principal and interest on its term loan with the Company into a demand note. The outstanding balance of the term loan will be paid in accordance with its terms.

     The Company's capital requirements to complete the further development and marketing of the Barrister Global Services Network and to develop an organization responsible for the hardware maintenance services business depend on numerous factors including the hiring of personnel for software development and for management, the buildup of an infrastructure to support a potentially rapidly growing hardware services business and the extent the Barrister Global Services Network gains market acceptance and sales. The timing and amount of such capital requirements cannot be predicted accurately. Consequently, although the Company believes that the net proceeds from the Asset Sale plus existing cash balances will provide adequate funding to meet the Company's capital requirements, the Company may need to raise additional funds through public or private financing or other arrangements. There can be no assurances that the Company will not require additional financing or that such additional financing, if needed, will be available on terms attractive to the Company, or at all. Any additional equity financing may be dilutive to stockholders and debt financing, if available, may involve restrictive covenants.

     The following table sets forth, for the fiscal periods indicated, the percentage of revenues represented by certain items in the Company's Statements of Operations.

                                           Nine Months Ended                   Year Ended March 31
                                  Dec. 31, 1999       Dec. 25, 1998    1999         1998         1997
                                  -------------       -------------    ----         ----         ----
Revenues:

  Product sales                       7.7%               12.7%         15.0%         11.3%       17.5%

  Services                           92.3                87.3           85.0         88.7        82.5
                                    -----               -----          -----        -----       -----
    Total revenues                  100.0               100.0          100.0        100.0       100.0
                                    -----               -----          -----        -----       -----

Costs and expenses:

  Cost of products sales (1)          7.2                21.2           19.2         20.3        35.5

  Cost of services (2)               78.4                76.7           78.6         77.0        83.0
                                    -----               -----          -----        -----       -----
    Total cost of revenues           72.9                69.6           69.7         70.6        74.7

  Selling, general,
  and administrative                 27.4                23.7           24.6         23.6        24.3

  Product development
    and Engineering                   8.0                 4.1            4.5          4.6         3.4
                                    -----               -----          -----        -----       -----
     Total costs and expenses       108.3                97.4           98.8         98.8       102.4

Operating earnings (loss)            (8.3)                2.6            1.2          1.2        (2.4)
Interest expense                       .9                 1.3            1.2          1.1          .3
                                    -----               -----          -----        -----       -----
Net earnings (loss)                  (9.2)                1.3            ---           .1        (2.7)
                                    =====               =====          =====        =====       =====

----------------------
(1)  Percentage of product sales
(2)  Percentage of services revenues

Results of Operations for the nine month periods ended December 31, 1999 and December 25, 1998

     For the quarter ended December 31, 1999, total revenues increased 10.8% over the same quarter in 1998, with a net loss of $289,000 being incurred compared to net earnings of $25,000 in the third quarter of the prior year. For the nine month period ended December 31, 1999, total revenues increased 4.7% compared with the nine months ended December 25, 1998. The nine month net loss was $1,055,000 compared to net earnings of $142,000 realized in the comparable period for the prior year. The losses incurred were primarily a result of increases in selling, general and administrative expenses, increases in product development and engineering expenses and lower levels of product sales. The results for the first nine months of the current year include the business activities of Icon Technology LLC ("Icon") which were acquired in January 1999.

     Product sales decreased 53.7% for the comparable third quarters, and 36.6% for the comparable first nine months. Reductions in the sales of Javelan(R), the Company's Windows(TM) based management software product were partially offset by sales of LegalHouse, the software product acquired from Icon. Margins on product sales improved based on the increased percentage of product sales that were comprised of Company developed software. Product sales can also include certain hardware and third party software products that are sold along with Javelan and LegalHouse sales. The Company continued to heavily invest in its web-based time and expense entry software named JavelanX and in significant enhancements to LegalHouse during the first nine months of the current year. It is expected that these investments and ongoing investments in these two products will produce higher product sales in future quarters.

     Services revenues increased 24.6% for the comparable third quarters based on an increase in hardware related time and materials services from a number of installation and hardware upgrade projects and from LegalHouse related services obtained from the acquisition of Icon. The 10.7% increase in services revenues for the comparable nine month period was a result of higher levels of software services from both LegalHouse and Javelan related services. Current expectations are that hardware services will continue to grow based on revenues anticipated from the recent agreement with Pioneer-Standard Electronics, Inc. and through the use of the Global Services Network, which is a web-based service management system for providing real-time service call tracking, service call details, service histories, equipment life-cycle information and service performance information. A decline in software services is expected based on the lower levels of product sales realized in the last nine months since product sales are a principal driver of software services revenues.

     The cost of services decreased as a percentage of services revenues from 80.8% to 78.8% for the comparable third quarter. However, these costs increased as a percentage of services revenues from 76.7% to 78.4% for the comparable first nine months. The drop in hardware related service revenues for the comparable nine month periods impacted margins since certain fixed expenses could not be reduced commensurate with the drop in revenues. While software related services revenues increased, margins were impacted by the addition of personnel to improve the management, administration and delivery of the services.

     Selling, general and administrative expenses were 24.7% of total revenues for the third quarter of this year compared to 24.2% for the comparable quarter last year. For the comparable nine month periods, these expenses grew to 27.4% of total revenues from 23.7% the previous year. The principal reasons for these increases were additional selling expenses in the hardware maintenance business, the establishment of a new position of President of the software business and $129,000 of expenses for the amortization of goodwill.

     The amount incurred for product development and engineering expenses, before taking into account amounts capitalized and amortized for software production costs, increased to 10.7% of total revenues in the third quarter of this year from 5.6% of total revenues in the third quarter of last year. For the comparable nine month periods, these expenses were 10.0% of total revenues compared to 5.6% of total revenues last year. These increases were a result of expenses incurred in the development of LegalHouse.

     For both the third quarter and the first nine months of the current year, interest expense was 0.9% of total revenues. This was a decrease from 1.3% of total revenues in the prior year, principally as a result of the conversion of $333,000 in debt to common stock by BIS Partners in the fourth quarter of fiscal 1999. In addition, approximately $100,000 of principal payments were repaid to BIS Partners over the course of fiscal 1999.

     The increase in the weighted average number of common shares outstanding primarily resulted from 383,000 shares issued for conversion of debt by BIS Partners and 219,000 shares sold for cash in the fourth quarter of fiscal 1999, 180,000 shares issued upon the exercise of a portion of the $1.36 warrants in the first four months of fiscal 2000 and the conversion of all of the preferred stock into 2,500,000 shares of common stock on September 16, 1999 as approved by the stockholders at the Company's annual meeting.

Financial Condition as of December 31, 1999

     The Company experienced a net decrease in cash of $65,000 for the first nine months of fiscal 2000. Cash used in investing activities of $682,000 and net repayment of debt of $56,000 were partially offset by proceeds from common stock sales of $306,000 and net cash provided by operating activities of $367,000. As a result, the Company's cash balance decreased from $222,000 at March 31, 1999 to $157,000 at December 31, 1999.

     The principal cash requirements for fiscal 2000 continue to be investments in capitalized software estimated at $700,000 to $800,000, additions to equipment and leasehold improvements estimated at $350,000 to $450,000 and debt repayments. Scheduled debt repayments for fiscal 2000, excluding payments due BIS Partners, L.P., are approximately $210,000. The Company's agreement with BIS Partners calls for monthly payments of principal and interest of $24,000 per month. Through December 1999, BIS Partners agreed to convert $192,000 in past due amounts from the Company into demand notes bearing interest at prime plus 3.5%. All other scheduled debt repayments are current. The principal sources of cash for fiscal 2000 are $306,000 from the exercise of warrants and stock options, $100,000 in new five year term loans from regional development agencies and the expectation of positive cash from operating activities which is supported by approximately $800,000 in non cash expenses for depreciation and amortization. Another potential source of cash could be the exercise of additional warrants. In addition, certain planned capital additions in the fourth quarter of the year are expected to be obtained through lease financing. The Company continues to invest in enhancements to the LegalHouse(TM) product and in JavelanX(TM), the newest version of Javelan which operates on a firm's wide area network or over the Internet. These investments are expected to produce higher product sales in future quarters. In addition, the Company's hardware maintenance business is expected to achieve significant new business from the recently announced agreement with Pioneer-Standard Electronics, Inc., an international distributor of computer systems and electronic components, with revenues of $2.3 billion. The Company will be providing service and support on Intel-based systems and servers sold by Pioneer and its network of resellers on a nationwide basis. The deployment of the Company's Global Services Network was instrumental to obtaining this agreement with Pioneer.

     If the Company is unsuccessful in increasing its revenues and generating a profit, or in obtaining lease financing for certain capital additions, there can be no assurance that it will be able to generate positive cash from operations or that sufficient cash will be available to meet its required needs and obligations. BIS Partners, L.P. has continued to support the Company's cash requirements by agreeing to convert certain principal and interest payments due under their term loan agreement with the Company into demand loans. No assurance can be provided that BIS Partners will be willing to continue to provide such support in the future.

Results of Operations for years ended March 31, 1999, 1998 and 1997

     The increase in product sales for fiscal 1999 as compared to 1998 was primarily a result of LegalHouse sales that commenced in the fourth quarter of fiscal 1999. The decrease in product sales for fiscal 1998 as compared to 1997 primarily resulted from a decrease in the sale of low margin (10% - 15%) hardware related products. The percentage of margin realized on product sales increased for both years based on the increased percentage of product sales that were comprised of software related products which have a smaller associated cost of sales. Margins on Javelan and LegalHouse sales, which can include various hardware and third party software, in addition to the Company developed software, generally amount to between 60% and 100% depending on the configuration of the sale. The Company expects to achieve an increase in software sales in fiscal 2000 principally from increased LegalHouse sales.

     The decrease in services revenues for fiscal 1999 as compared to 1998 resulted from decreased revenues from hardware maintenance contracts and hardware time and material services which were partially offset by increases in software services. The drop in these revenues was a result of three factors. First, all work for CIC Systems, Inc. was halted in March 1998. Revenues from CIC represented 7% of total revenues (approximately $1,200,000) in fiscal 1998.Second, IBM reduced the amount of subcontracts for hardware services that it was providing to the Company. As a result, revenues from IBM, the Company's largest customer, dropped from 17% of total revenues in fiscal 1998 to 10% of total revenues in fiscal 1999. IBM's contract with the Company has a provision that stipulates that IBM is able to terminate any of its contracts by providing thirty days advance notice. Third, other contract expirations exceeded new business generated. Recently, the Company announced a new product, Barrister Global Services Network, which it expects will support its marketing efforts to increase its hardware related revenues. Barrister Global Services Network is a web-based service management system for providing real-time service call tracking, service call details, service histories, equipment life-cycle information and service performance information. An increase in services revenues associated with the sale of Javelan was realized for the comparable periods. This revenue was a direct result of the increase in services realized from the growing base of customers. In addition, services associated with LegalHouse and general consulting services commenced in the fourth quarter of fiscal 1999 as a result of the Icon transaction. Additional increases in software related services are expected in fiscal 2000.

     The increase in services revenues for fiscal 1998 as compared to 1997 resulted from increased revenues from hardware maintenance contracts, hardware time and material services and installation, training and conversion services associated with the sale of Javelan. The increases in hardware maintenance contracts resulted from two large contracts sold at the end of fiscal 1997 directly to end users and contracts received from newly established business partners. The increase in hardware time and material services was primarily the result of a contract signed with CIC in the third quarter of fiscal 1997 and the use of a new computer system to more thoroughly capture billable work. The increase in Javelan associated services was a direct result of the growing base of Javelan customers.

      The cost of services increased as a percentage of revenues for fiscal 1999 as compared to 1998. The large drop in hardware related services revenues impacted margins since certain fixed expenses could not be reduced commensurate with the drop in revenues. While software related services revenues increased, margins were impacted by the addition of personnel to improve the management, administration and delivery of the services. The decrease in the cost of services as a percentage of revenues when fiscal 1998 is compared to 1997 was primarily due to margins generated from the increase in Javelan associated services and from the capture of additional hardware time and material billings. Cost of services includes a provision for service parts inventory deemed to be no longer repairable or excess to the Company's needs based on actual and projected service revenues. The amount of such charges were $942,000, $900,000 and $900,000 for 1999, 1998, and 1997, respectively.

     The increase in selling, general and administrative expenses as a percentage of total revenues for fiscal 1999 as compared to 1998 resulted from a 12% decrease in revenues for the comparative periods. Expense reductions of approximately 8% were realized from lower commission expenses. The decrease in selling, general and administrative expenses as a percentage of total revenues for fiscal 1998 as compared to 1997 was based on achieving a higher percentage growth in revenues then the increase in expenses. Expense increases came principally from additional selling expenses, including higher commissions associated with new business generated during the year.

     Expenditures for product  development and  engineering,  before taking into account amounts capitalized and amortized for software production costs, increased to 6% of total revenues in fiscal 1999, compared to 4.9% of total revenues in 1998 and 1997. The increase was a result of lower levels of revenues in 1999 and to expenses incurred in the fourth quarter of fiscal 1999 related to enhancements of LegalHouse. Costs capitalized as software production costs
amounted  to  $545,000,   $304,000   and  $330,000  in  1999,   1998  and  1997,
respectively. Amortization amounted to $311,000, $241,000 and $116,000 for these same three years.

     Interest expense was approximately the same when fiscal 1999 is compared to 1998. Interest expense as a percentage of revenues increased for fiscal 1998 as compared to 1997 based on a restructuring of a loan with BIS Partners, L.P. in March, 1997, which extended the period of repayment and modified the interest rate from a fixed 8% to a variable rate based on prime plus 3.5%. BIS Partners, L.P. is ninety percent owned, either directly or indirectly by certain officers and directors of the Company.

     Based on the consideration of the weight of both positive and negative evidence as required by Statement of Financial Accounting Standards No. 109, management has determined that it is more likely than not that the deferred tax assets will not be realized. Therefore, no tax benefits were established in the statements of operations for any of the years in the three-year period ended March 31, 1999, since the Company has fully reserved for the tax effect of net deductible temporary differences and operating loss carry forwards. These benefits will be recorded in future periods as they are realized or as their realization becomes predictable.

     Financial Condition as of March 31, 1999

     The Company experienced a net increase in cash of $12,000 during fiscal 1999. The principal sources of cash were $414,000 provided by operating activities and $228,000 from the sale of common stock. Principal uses of cash during the year were additions to capitalized software of $545,000 and additions to equipment and leasehold improvements of $325,000. Of the proceeds from long-term debt, $400,000 was obtained to provide the financing for a large contract with extended payment terms. Based on interpretations of Statement of Position 97-2 "Software Revenue Recognition" which was effective for fiscal 1999, revenue cannot be recognized under software contract accounting when payment terms are more than twelve months after delivery, based on the presumption that the fee is not fixed and determinable. This presumption is based on the possibility that a refund or concession may be granted to the customer regarding future payments. All costs associated with this contract are deferred. Revenues and costs in equal amounts will be recognized as cash is received. The profit earned on this contract will not be recognized until cash received exceeds the costs deferred. The Company's initial accounting for this transaction fully recognized the revenue and expense for this contract. As a result, the Company was required to restate its results for the first three quarters of fiscal 1999. The restatement did not have any impact on cash flow. In fiscal 1998, the Company experienced a net decrease in cash of $16,000. The principal source of cash was provided by operating activities of $458,000. Principal uses of cash during the year were additions to capitalized software of $304,000 and additions to equipment and leasehold improvements of $131,000. In fiscal 1997, the Company experienced a net decrease in cash of $972,000. Principal uses of cash during the year were additions to equipment and leasehold improvements of $332,000, additions to capitalized software of $330,000 and repayment of long-term debt of $544,000. These uses were partially offset by net cash provided by operating activities of $167,000.

     The principal cash requirements for fiscal 2000 are investments in capitalized software and additions to equipment and leasehold improvements that together are expected to approximate amounts spent in fiscal 1999. Scheduled debt repayments should approximate $390,000. The Company expects to meet its cash requirements by generating positive cash flow from operating activities. Other sources of cash expected in fiscal 2000 are term loans in the amount of $100,000 from regional development agencies; lease financing for certain capital additions; and the exercise of some of the 700,000 outstanding warrants
($198,000 has been received in fiscal 2000). Any income earned should not require cash payments for taxes, since the company has use of operating loss carry forwards of approximately $2,040,000 at March 31, 1999. The Company expects to achieve continued growth in revenues and profits in its software business in 2000. This expectation is based on greater levels of marketing, selling and development resources being applied to the LegalHouse product acquired from Icon, the sale of JavelanX, the newest version of Javelan which operates on a firms wide area network or over the Internet, and having a full year of results for the Icon business in 2000 compared to only one quarter in 1999. The Company also expects that the introduction of the GSN product and increased selling and marketing resources will enable it to increase hardware related revenues and profits in 2000.

     If the Company is unsuccessful in increasing its revenues and generating a profit, there can be no assurance that it will be able to generate positive cash from operations or that sufficient cash will be available to meet its required obligations.

                              BENEFICIAL OWNERSHIP

The following table sets forth certain information as of March 28, 2000 with respect to the beneficial ownership of the Company's Common Stock by executive officers and directors, individually and as a group, and by all persons or groups (as such terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to be beneficial owners of more than 5% of its outstanding Common Stock.

    Name of                                   Common           Percent of
    Beneficial Owner (1)                       Stock           Common Stock
    --------------------                       -----           -------------

    Henry P. Semmelhack                       1,962,624 (2)         16.22

    Jay S. Moeller                            1,034,121 (3)          8.72

    James D. Morgan                             993,752 (4)          8.31

    Richard E. McPherson                        953,888 (5)          7.98

    Richard P. Beyer                            287,903 (6)          2.41

    Thomas W. Jones                             823,231 (7)          6.94

    Mark Phillips                                80,316 (8)                (11)

    David L. Blanbenship                         58,885 (9)                (11)

    Mark C. Donadio                             56,933 (10)                (11)

    Warren E. Emblidge, Jr.                     15,000                     (11)

    Susan McPherson                             12,000 (12)                (11)

    Franklyn S. Barry, Jr.                       4,000                     (11)

    All officers and directors as a
    group (12 persons)                       6,282,860 (13)         49.72

(1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings with the Securities and Exchange Commission. Pursuant to Rule 13d-3 of the Regulations under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or to direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Except as otherwise indicated, the named person has sole voting and investment power with respect to the Common Stock set forth opposite his name. Percentages have been calculated on the basis of 11,856,556 shares of Common Stock shares outstanding, plus, as appropriate, shares deemed outstanding pursuant to Rule 13d-3(d)(1).

(2) Includes 196,900 shares of Common Stock and Warrants to purchase 22,500 shares of Common Stock owned by Mr. Semmelhack's wife. Mr. Semmelhack disclaims beneficial ownership of such shares. Includes options to purchase 95,700 shares of Common Stock and Warrants to purchase 180,000 shares of Common Stock.

(3) Includes 1,027,800 shares of Common Stock owned by Icon Technology LLC. Includes options to purchase 5,200 shares of Common Stock.

(4) Includes non-qualified options to purchase 10,000 shares of Common Stock and Warrants to purchase 90,000 shares of Common Stock.

(5)  Includes Warrants to purchase 90,000 shares of Common Stock.

(6) Includes options to purchase 92,333 shares of Common Stock and Warrants to purchase 11,250 shares of Common Stock.

(7)  Includes 814,500 shares of Common Stock owned by Icon Technology LLC.

(8)  Includes options to purchase 71,666 shares of Common Stock.

(9)  Includes options to purchase 41,799 shares of Common Stock.

(10) Includes options to purchase 56,933 shares of Common Stock.

(11) Represents less than 1%.

(12) Includes options to purchase 12,000 shares of Common Stock.

(13) Includes options to purchase 385,631 shares of Common Stock, and warrants to purchase 393,750 shares of Common Stock.

                               MARKET INFORMATION

     The Company's common Stock is traded on the American Stock Exchange under the symbol "BIS". For the periods indicated below, the following table sets forth the high and low closing bid or last trade prices as reported by AMEX.

                                                           Price Range
                                                           -----------
Quarter Ended                                           High        Low

June 27, 1997                                            2         15/16
September 26, 1997                                       1 11/16   15/16
December 26, 1997                                        2         15/16
March 31, 1998                                           1 1/2     1 1/16

June 26, 1998                                            1 1/2     15/16
September 25, 1998                                       1 1/4     7/8
December 25, 1998                                        1 1/8     13/16
March 31, 1999                                           2         3/4

June 30, 1999                                            4 1/4     1 5/16
September 30, 1999                                       2 7/8     1 5/8
December 31, 1999                                        1 3/4     15/16

     The Company's common stock was held by approximately 361 shareholders of record as of April 3, 2000.

     The Company has not paid any cash dividends on its common stock and the Board of Directors intends to follow a policy of retaining earnings for use in the business. Under the Company's loan agreement, the payment of dividends is prohibited without the lender's consent. Accordingly, it is not anticipated that cash dividends will be paid to holders of common stock in the foreseeable future.

           QUALITATIVE AND QUANTITATIVE DISCLOSURES ABOUT MARKET RISK

     The Company does not enter into financial instruments for trading or speculative purposes and does not currently utilize derivative financial instruments. The operations of the Company are conducted primarily in the United States and, as such, are not subject to material foreign currency exchange rate risk. The Company is subject to the following interest rate market risks: the Company has loan agreements with a bank and with BIS Partners, L.P. at variable interest rates, which are affected by the general level of U.S. interest rates. The Company believes its market risk exposures are not material.

                                    EXPERTS

     Our audited financial statements as of March 31, 1999 and 1998 and for each of the three years in the period ended March 31, 1999 included in the Proxy Statement have been audited by KPMG LLP, independent public accountants, as indicated in their reports thereto and are included herein in reliance upon the authority of said firm as experts in giving said reports.

                REPRESENTATIVES OF INDEPENDENT PUBLIC ACCOUNTANTS

     It is expected that representatives of KPMG LLP, the Company's independent public accountants, will not be present at the Special Meeting.

                              AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Company may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N. W., Washington, D.C. 20549 and at the Regional Offices thereof at 7 World Trade Center, Suite 1300, New York, New York and at Northwestern Atrium Center, Suite 1400, 500 West Madison Street, Chicago, Illinois. Copies of such information can be obtained by mail from the Public Reference Section of the Commission at 450 Fifth Street, N. W., Washington, D.C. 20549 at prescribed rates. The Commission maintains a Web site at http"\\www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically. Reports and other information concerning the Company can also be inspected at the offices of the American Stock Exchange or at the Company's Web side at http:\\www.barrister.com.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                         By Order of the Board of Directors

                                         Mark C. Donadio
                                         Secretary

April 18, 2000

                          INDEX TO FINANCIAL STATEMENTS

                                                                          Page
                                                                         Number
                                                                         ------
Interim Financial Statements

 Condensed Balance Sheets at
 December 31, 1999 and March 31, 1999....................................... F-2

 Condensed Statements of Operations -Three Months Ended December 31, 1999
 and December 25, 1998...................................................... F-3

 Condensed Statements of Operations -Nine Months Ended December 31, 1999
 and December 25, 1998...................................................... F-4

 Statement of Stockholders' Equity -
 Nine Months Ended December 31, 1999........................................ F-5

 Condensed Statements of Cash Flows -Nine Months Ended December 31, 1999
 and December 25, 1998...................................................... F-6

 Notes to Condensed Financial Statements.................................... F-7

Audited Financial Information

 Balance Sheets as of March 31, 1999 and  March 31, 1998.................... F-9

 Statements of Operations for years ended March 31, 1999, March 31, 1998 and March 31, 1997.........................................................F-11

Statements of Stockholders' Equity for the years ended March 31, 1999,
March 31, 1998 and March 31, 1997.........................................  F-12

Statements of Cash Flows for years ended March 31, 1999, March 31, 1998 and March 31,1997.........................................................  F-13

Notes to Financial Statements.............................................  F-14

Independent Auditor's Report................................................F-21

                    BARRISTER INFORMATION SYSTEMS CORPORATION
                            Condensed Balance Sheets
                                 (In Thousands)

                                                               December 31,                March 31,
                                                                  1999                       1999
                                                                  ----                       ----
                                                               (unaudited)
                              ASSETS
Cash                                                            $    157                $     222
Accounts receivable                                                2,802                    3,090
Service parts inventory                                            2,037                    2,341
Prepaid expenses                                                      26                       50
                                                                --------                ----------
   Total current assets                                            5,022                    5,703
                                                                --------                ----------
Equipment and leasehold
   improvements, at cost                                           3,713                    4,138
Less accumulated depreciation                                      3,099                    3,555
                                                                --------                ----------
         Net equipment and leasehold
               improvements                                          614                      583
                                                                --------                ----------
Software production costs                                          1,233                    1,007
Goodwill                                                           1,029                    1,158
Other assets                                                         159                      255
                                                                --------                ----------
                                                                $  8,057                $   8,706
                                                                ========                =========

               LIABILITIES AND STOCKHOLDERS' EQUITY

Note payable to a related party                                 $    192                $      --
Current installments of long term debt                               467                      390
Accounts payable                                                   1,413                    1,108
Accrued compensation and benefits                                    658                      832
Customer advances and unearned revenue                               842                    1,026
Other liabilities                                                     58                       51
                                                                --------                ----------
          Total current liabilities                                3,630                    3,407
                                                                --------                ----------
Long-term debt, excluding current installments
         ($722 in December and $930 in March
         to a related party)                                       1,223                    1,487
Stockholders' equity:
         Preferred stock                                              --                    1,250
         Common stock ($.24 par value)                             2,831                    2,134
         Additional paid-in capital                               22,964                   21,964
         Accumulated deficit                                     (22,591)                 (21,536)
                                                                --------                ----------
                  Total stockholders' equity                       3,204                    3,812
                                                                --------                ----------
                                                                $  8,057                $   8,706
                                                                ========                =========

See accompanying notes to condensed financial statements.

                    BARRISTER INFORMATION SYSTEMS CORPORATION

                       Condensed Statements of Operations
                                   (unaudited)
                      (In thousands, except per share data)


                                                              Three months ended
                                                      Dec. 31               Dec. 25               Dec 25
                                                        1999                 1998                  1998
                                                      --------             --------               ------
                                                                        (as restated)         (as originally
                                                                                                 reported)
Revenues:
         Product sales                             $    291             $   629                 $   629
         Services                                     3,672               2,947                   2,983
                                                   --------             -------                 -------
                  Total revenues                      3,963               3,576                   3,612
                                                   --------             -------                 -------
Costs and expenses:
         Cost of product sales                           --                 117                     117
         Cost of services                             2,893               2,382                   2,418
                                                   --------             -------                 -------
                  Total cost of revenues              2,893               2,499                   2,535

         Selling, general and
           administrative expenses                      980                 865                     869
         Product development and
              engineering                               342                 141                     156
                                                   --------             -------                 -------
                  Total costs and expenses
                                                      4,215               3,505                   3,560
                                                   --------             -------                 -------
Operating earnings (loss)                              (252)                 71                      52

Interest expense:
         Related party                                   26                  34                      34
         Other                                           11                  12                      13
                                                   --------             -------                 -------
                  Total interest                         37                  46                      47
                                                   --------             -------                 -------
Net earnings (loss)                                $   (289)            $    25                 $     5
                                                   ========             =======                 =======
Net earnings (loss) per common share
   basic and diluted                               $  (0.02)            $  0.00                 $  0.00
                                                   ========             =======                 =======
Weighted average number of common shares outstanding:
      Basic                                          11,702               8,226                   8,226
                                                   ========             =======                 =======
      Diluted                                        11,702               8,418                   8,418
                                                   ========             =======                 =======

See accompanying notes to condensed financial statements.

                    BARRISTER INFORMATION SYSTEMS CORPORATION
                       Condensed Statements of Operations
                                   (unaudited)
                      (In thousands, except per share data)


                                                                       Nine months ended
                                                                       -----------------
                                                     Dec. 31               Dec. 25               Dec. 25
                                                       1999                  1998                  1998
                                                     -------               --------              -------
                                                                        (as restated)          (as originally
                                                                                                  reported)
Revenues:
         Product sales
                                                   $    878                $  1,385              $  1,576
         Services                                    10,545                   9,527                 9,594
                                                   --------                --------              --------
                  Total revenues                     11,423                  10,912                11,170
                                                   --------                --------              --------
Costs and expenses:
         Cost of product sales                           63                     294                   324
         Cost of services                             8,269                   7,304                 7,407
                                                   --------                --------              --------
                  Total cost of revenues              8,332                   7,598                 7,731

         Selling, general and
              administrative expenses                 3,131                   2,586                 2,625
         Product development and
              engineering                               913                     441                   456
                                                   --------                --------              --------
                  Total costs and expenses           12,376                  10,625                10,812
                                                   --------                --------              --------
Operating earnings (loss)                              (953)                    287                   358

Interest expense:
         Related party                                   71                     112                   112
         Other                                           31                      33                    34
                                                   --------                --------              --------
                  Total interest                        102                     145                   146
                                                   --------                --------              --------
Net earnings (loss)                                $ (1,055)               $    142              $    212
                                                   ========                ========              ========
Net earnings (loss) per common share
    basic and diluted                              $  (0.10)               $   0.02              $   0.03
                                                   ========                ========              ========
Weighted average number of common shares outstanding:
      Basic                                          10,080                   8,224                 8,224
                                                   ========                ========              ========
      Diluted                                        10,080                   8,364                 8,445
                                                   ========                ========              ========

See accompanying notes to condensed financial statements.

                    BARRISTER INFORMATION SYSTEMS CORPORATION
                        Statement of Stockholders' Equity
                       Nine months ended December 31, 1999
                                   (unaudited)
                                 (In thousands)


                                                                           Additional
                                            Preferred          Common       paid-in       Accumulated
                                              stock             stock       capital         deficit         Total
                                            ---------          --------     -------       -----------       ----
Balance at March 31, 1999                   $   1,250       $     2,134  $    21,964     $  (21,536)      $  3,812

Sale of 405,920 common shares,net                   -                97          350              -            447

Conversion of preferred  stock into
2,500,000 common shares                        (1,250)              600          650              -              -

Net loss                                            -                 -            -         (1,055)        (1,055)
                                            ---------       -----------  -----------     ----------       --------
Balance at December 31, 1999                $       -       $     2,831  $    22,964     $  (22,591)      $  3,204
                                            =========       ===========  ===========     ==========       ========


Common stock - 11,797,156 and 8,891,236 shares issued and outstanding at December 31,1999 and March 31, 1999 respectively.

See accompanying notes to condensed financial statements.

                    BARRISTER INFORMATION SYSTEMS CORPORATION
                       Condensed Statements of Cash Flows
                                   (unaudited)
                                 (In thousands)

                                                                                    Nine months ended
                                                                                    -----------------

                                                                    Dec. 31              Dec. 25              Dec. 25
                                                                     1999                 1998                 1998
                                                                  ---------             ---------             -------
                                                                                      (as restated)        (as originally
                                                                                                              reported)
Cash flows from operating activities:

 Net income (loss)                                               $ (1,055)           $   142               $  212
 Adjustments to  reconcile  net income  (loss)
   to net cash  provided  by operating activities:

          Depreciation                                                169                119                  119
          Amortization of software production costs                   310                224                  224
          Amortization of goodwill                                    129                  -                    -
          Changes in current assets and liabilities:
             Accounts receivable                                      296                547                  340
             Inventories                                              304                449                  449
             Prepaid expenses                                          24                  3                    3
             Other assets                                               -               (137)                   -
             Accounts payable                                         366               (280)                (280)
             Accrued compensation and benefits                        (33)               (81)                 (81)
             Customer advances and unearned revenues                 (150)              (704)                (704)
             Other liabilities                                          7                 91                   91
                                                                 --------            -------               ------
          Net cash provided by operating activities                   367                373                  373
                                                                 --------            -------               ------
Cash flows from investing activities:
         Additions to equipment and leasehold
             improvements                                            (200)               (87)                 (87)
         Additions to software production costs                      (536)              (390)                (390)
         Other assets                                                  54                 (1)                  (1)
                                                                 --------            -------               ------
                  Net cash used in investing activities              (682)              (478)                (478)
                                                                 --------            -------               ------
Cash flows from financing activities:

         Proceeds from long-term debt                                 100                156                  156
         Repayment of debt                                           (156)              (106)                (106)
         Proceeds from sale of common stock                           306                  4                    4
                                                                 --------            -------               ------
         Net cash provided (used) by financing activities             250                 54                   54
                                                                 --------            -------               ------
Net decrease in cash                                                  (65)                (51)                (51)
Cash at beginning of period                                           222                 210                 210
                                                                 --------            -------               ------
Cash at end of period                                            $    157            $    159              $  159
                                                                 ========            ========              ======
Supplemental disclosure of cash flow information:

                  Interest paid                                  $     39            $    119              $  119
                                                                 ========            ========              ======
See accompanying notes to condensed financial statements.


                    BARRISTER INFORMATION SYSTEMS CORPORATION
                     Notes to Condensed Financial Statements


1. In the opinion of Management, the accompanying financial statements present fairly the financial position, results of operations and cash flows for the periods shown. The third quarter results for fiscal year 2000 are represented by the three months ended December 31, 1999. This period is comparable to the third quarter of fiscal 1999 which is represented by the thirteen weeks ended Friday, December 25, 1998. During the fourth quarter of the fiscal year ended March 31, 1999, the Company recorded an adjustment to reverse all the revenue and defer the costs associated with a software sale contract having extended payment terms. Revenue and costs for this contract had originally been reported during the first three quarters of the year ended March 31, 1999. In connection with this reversal the Company has restated its operating results for each of the fiscal 1999 quarters. The effect of this restatement for the third quarter and first nine months is separately set forth herein as applicable. The financial data included herein was compiled in accordance with the same accounting policies applied to the Company's audited annual financial statements. Any adjustments made were of a normal recurring nature.

     The results of operations for the nine month period ended December 31, 1999 are not necessarily indicative of the results to be expected for the full year.

2. Reportable segments are comprised as follows: hardware maintenance services, generally on PC related equipment; software licensing and software support services, predominantly to the legal industry; and Corporate operations.


                                          Three months ended               Nine months ended
                                          ------------------               -----------------

                                     Dec. 31, 1999   Dec. 25, 1998    Dec. 31, 1999    Dec. 25, 1998
                                     -------------   --------------   --------------   -------------
                                                     (as restated)                     (as restated)

 Hardware Maintenance

    Total revenues                     $ 2,382          $ 1,884          $ 6,372          $ 6,599
    Operating earnings                     165                3              281              626

 Software

    Total revenues                       1,591            1,692            5,051            4,313
    Operating earnings (loss)                5              437              (28)             832

 Corporate

    Operating expenses                    (412)            (369)          (1,206)          (1,171)


3. During the second quarter the Company obtained two $50,000 five year term loans from regional development agencies, repayable in sixty equal monthly installments. One loan has specific and newly acquired assets pledged as collateral, and the second loan has a general collateral interest in the assets of the Company. Both loans carry interest at 7.75%.

     In the current fiscal year BIS Partners L.P. (BIS) converted $192,000 in past due amounts from the Company into a demand note bearing interest at prime plus 3.5%. BIS also modified certain financial covenants in the term loan agreement. Further, BIS has agreed that it will not accelerate repayment of the term loan over the next twelve months.

4. For the nine month period ended December 31, 1999, 180,000 warrants were exercised at a price of $1.36 per share. 70,000 warrants remain outstanding at this price. None of the 450,000 warrants at an exercise price of $1.93 were exercised in the period.

     Per the Company's 1989 stock incentive plan 59,000 options were granted, 104,593 options were exercised and 67,000 options were cancelled during the first nine months of the current year. A portion of the options exercised were paid for by employees with the delivery of common shares outstanding resulting in a reduction of 13,343 shares. At December 31, 1999, 648,335 options were outstanding of which 448,666 options were exercisable at that date.

     The Company's 1999 stock incentive plan was approved by the stockholders in September 1999 and has 600,000 shares allocated to it. As of December 31, 1999, 337,000 options were granted, 30,000 options were cancelled, and 307,000 options were outstanding, none of which were exercisable at that date. In addition, 134,670 shares were issued under the plan as stock bonuses in payment for accrued incentives. This transaction was accounted for as a non-cash activity as of December 31, 1999.

5.   On January 15, 1999 the Company  acquired the assets of Icon Technology LLC
     (Icon) in exchange for 2,500 shares of preferred stock. The acquisition was accounted for as a purchase. The operating results of Icon are included in the statement of operations for the three and nine month periods ended December 31, 1999. The pro forma results for the three and nine month periods ended December 25, 1998, had the acquisition occurred at the beginning of the period, are as follows: Revenues of $3,868,000 and $11,719,000 respectively; Net earnings (loss) of ($41,000) and $129,000 respectively; and Net earnings per common share, basic and diluted of ($0.00) and $0.01 respectively.

                    BARRISTER INFORMATION SYSTEMS CORPORATION
                                 BALANCE SHEETS
                        (In thousands, except share data)


                                                                    March  31
                                                                    ---------
                                                              1999           1998
                                                              ----           ----
ASSETS (Note 2)
Current assets:
 Cash                                                      $   222         $  210
 Accounts receivable, less allowance for doubtful
    accounts of $210 in 1999 and 1998                        3,090          3,084
 Service parts inventory                                     2,341          2,936
 Prepaid expenses                                               50             30
                                                            ------         ------
                  Total current assets                       5,703          6,260
                                                           -------         ------

Equipment and leasehold improvements, at cost:
 Computer and other equipment                                2,905          2,859
 Furniture and fixtures                                        949            946
 Leasehold improvements                                        284            284
                                                           -------         ------
                                                             4,138          4,089
 Less accumulated depreciation                               3,555          3,673
                                                           -------         ------
    Net equipment and leasehold improvements                   583            416
                                                           -------         ------
Software production costs                                    1,007            658
Goodwill                                                     1,158              -
Other assets                                                   255             43
                                                           -------         ------
                                                           $ 8,706        $ 7,377
                                                           =======        =======

                                                                            March 31
                                                                            --------

                                                                      1999            1998
                                                                      -----           ----
 LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:

    Note payable to bank (note 2)                                  $   -           $  250
    Note payable (to a related party, note 2)                          -              100
    Current installments of long-term debt ($203 in 1999
       and $98 in 1998 to a related party, note 2)                   390              127
    Accounts payable                                               1,108            1,274
    Accrued compensation and benefits                                832              722
    Customer advances and unearned revenue                         1,026            1,461
    Other accrued expenses                                            51               55
                                                                 --------         --------
       Total current liabilities                                   3,407            3,989
                                                                 --------         --------
 Long-term debt, excluding
    Current installments ($930 in 1999 and
    $1,377 in 1998 to a related party, note 2)                     1,487            1,395

 Stockholders' equity (notes 2, 3 and 7):
    Preferred stock, authorized 2,000,000 shares,
    2,500 convertible shares issued and outstanding in 1999        1,250                -
    Common stock, $.24 par value.
       Authorized 20,000,000 shares;
       8,891,236 and 8,216,362 shares issued and
       outstanding in 1999 and 1998, respectively                  2,134            1,972
    Additional paid-in capital                                    21,964           21,565
    Accumulated deficit                                          (21,536)         (21,544)
                                                                 --------         --------
     Total stockholders' equity                                    3,812            1,993
                                                                 --------         --------
     Commitments and Contingencies (notes 6 and 11)
                                                                $  8,706         $  7,377
                                                                ========         ========

See accompanying notes to financial statements.

                    BARRISTER INFORMATION SYSTEMS CORPORATION
                            STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)

                                                                        Year Ended March 31
                                                                        -------------------

                                                              1999              1998             1997
                                                              ----              ----            ----
Revenues:
      Product sales                                          $ 2,251           $ 1,927          $ 2,486
      Services                                                12,743            15,138           11,691
                                                             -------            ------          -------
         Total revenues                                       14,994            17,065           14,177
                                                             -------            ------          -------
Costs and expenses:

      Cost of product sales                                      433               392              883
      Cost of services                                        10,020            11,657            9,703
                                                             -------            ------          -------
         Total cost of revenues                               10,453            12,049           10,586
      Selling, general and
         administrative expenses                               3,683             4,023            3,451
      Product development and engineering                        670               779              486
                                                             -------            ------          -------
         Total costs and expenses                             14,806            16,851           14,523
                                                             -------            ------          -------
Operating earnings (loss)                                        188               214             (346)

Interest expense:

      Related party (note 2)                                     157               149                2
      Other                                                       23                42               38
                                                             -------            ------          -------
         Total Interest                                          180               191               40
                                                             -------            ------          -------
Net earnings (loss)                                          $     8            $   23          $  (386)
                                                            ========            ======          =======
Per common share - basic and diluted:

Net earnings (loss)                                         $      -            $   -           $  (.05)
                                                            ========            ======          =======

Weighted average number of common shares outstanding:

      Basic                                                     8,363            8,207            8,201
                                                            =========         ========         ========
      Diluted                                                   8,996            8,478            8,567
                                                            =========         ========         ========

See accompanying notes to financial statements.

                    BARRISTER INFORMATION SYSTEMS CORPORATION
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                          (In thousands, except share data)

                                                                                    Year Ended March 31
                                                                                    -------------------
                                                                             1999        1998       1997
                                                                             ----        ----       ----

    Preferred stock

       Beginning balance                                                  $     -        $    -    $   -
       Issued  2,500 Series E shares in connection with
          acquisition of Icon Technologies, LLC  (note 7)                   1,250             -        -
                                                                          -------         -----    -----
         Ending balance                                                     1,250             -        -
                                                                          -------         -----    -----

   Common stock

      Beginning balance                                                     1,972        1,968     1,968
      Sale of 291,991 shares, 15,066 shares and 3,332
         shares in 1999, 1998 and 1997, respectively                           70            4         -
      Issued  382,883 shares on conversion of debt                             92            -         -
                                                                          -------         -----    -----
           Ending balance                                                   2,134        1,972     1,968
                                                                          -------         -----    -----
   Additional paid-in capital

      Beginning balance                                                    21,565       21,551    21,550
      Sale of common shares                                                   158           14         1
      Issuance of shares on conversion of debt                                241            -         -
                                                                          -------         -----    -----

         Ending balance                                                    21,964       21,565    21,551
                                                                          -------         -----    -----

   Accumulated deficit

      Beginning balance                                                   (21,544 )    (21,567)  (21,181)
      Net income (loss)                                                         8           23      (386)
                                                                          -------         -----    -----

            Ending balance                                                (21,536)     (21,544)  (21,567)
                                                                           ------       ------    ------
   Total stockholders' equity                                            $   3,812      $1,993    $1,952
                                                                         =========       ======    ======

See accompanying notes to financial statements.

                    BARRISTER INFORMATION SYSTEMS CORPORATION
                            STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                                         Year Ended March 31
                                                                         -------------------
                                                                     1999        1998       1997
                                                                     ----        ----       ----
Cash flows from operating activities:
   Net earnings (loss)                                              $    8      $    23   $  (386)
   Adjustments to reconcile net earnings (loss) to net cash
   provided  by operating activities:
    Depreciation                                                       181          173       207
    Amortization of software production costs                          311          241       116
    Amortization of goodwill                                            43            -         -
    Loss (gain) on disposal of equipment                                 -           (2)       12
    Changes in current assets and liabilities:
    Accounts receivable                                                 66         (486)   (1,020)
    Inventory                                                          595           36       398
    Prepaid expenses                                                   (15)          37       (35)
    Other assets                                                      (219)           -         -
    Accounts payable                                                  (201)         227       320
    Accrued compensation and benefits                                  110           80        93
    Customer advances and unearned revenue                            (461)         141       479
    Other accrued expenses                                              (4)         (12)      (17)
                                                                 ---------    ---------   --------
     Net cash provided  by operating activities                        414          458       167
                                                                 ---------    ---------   --------
Cash flows from investing activities:
    Additions to equipment and leasehold improvements                 (325)        (131)     (332)
    Proceeds on sale of equipment                                        -            3        40
    Additions to software production costs                            (545)        (304)     (330)
    Acquisition costs, net of cash received                           (104)           -         -
    Other                                                                5           (7)       (3)
                                                                 ---------    ---------   --------
       Net cash used by investing activities                          (969)        (439)     (625)
                                                                 ---------    ---------   --------
Cash flows from financing activities:
    Proceeds from long-term debt                                       498           17        29
    Repayment of long-term debt                                       (159)         (70)     (544)
    Proceeds from sale of common stock                                 228           18         1
                                                                 ---------    ---------   --------
        Net cash provided (used) by financing activities               567          (35)      (514)
                                                                 ---------    ---------   --------
Net increase (decrease) in cash                                         12          (16)      (972)
Cash at beginning of year                                              210          226      1,198
                                                                 ---------    ---------   --------
Cash at end of year                                              $     222    $     210   $    226
                                                                 =========    =========   ========

                    BARRISTER INFORMATION SYSTEMS CORPORATION

NOTES TO FINANCIAL STATEMENTS
March 31, 1999, 1998 and 1997

(1)  Summary of Significant Accounting Policies

     (a) Nature of Organization - Barrister Information Systems Corporation (the "Company") is a national developer and seller of Windows-based client/server software for law, accounting and consulting firms, and departments of Fortune 1000 companies. A typical software transaction will consist of an initial license fee for the delivery of the software, an ongoing monthly support/license fee, and separately priced fees for software conversion, installation and training. In addition, the Company provides computer equipment maintenance and warranty service on a contractual and time and materials basis. These services are provided through a network of service locations throughout the United States.

     (b) Basis of Presentation - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (c) Revenue Recognition - Product sales consist of initial Javelan and LegalHouse licensing fees and, to a lesser extent, the sale of third party software and computer hardware. Software license revenue is recognized upon delivery of the software product to the customer, unless the Company has significant related obligations remaining or the probability of collection is in doubt. When obligations remain after delivery, revenue is recognized when such obligations are no longer significant. When services are deemed essential to the functionality of the software delivered, the percentage-of-completion method of revenue recognition is utilized. Sales of third party software and hardware are recorded upon shipment.

          Services revenues include hardware maintenance services, which are primarily under contractual arrangements, and software related services such as monthly support/license fees, system conversions, consulting, installation and training. Revenues from hardware maintenance contracts are recognized on a monthly basis over the term of the contract which generally corresponds to the timing of cost incurred. Software service revenue, which is priced separately from the software license, is recognized as the service is provided. The American Institute of Certified Public Accountants' Accounting Standards Executive Committee (AcSEC) has issued Statements of Position (SOP) 97-2 "Software Revenue Recognition" and 98-9 "Modification of SOP 97-2, Software Revenue Recognition, with respect to Certain Transactions." The SOP's specify the accounting requirements for software revenue recognition, including the methods used to allocate revenues among elements (licensing, support, services, etc.) in a multiple-element software arrangement. The SOP's were implemented by the Company in fiscal 1999. The adoption had insignificant impact on the Company, as its revenue recognition practices were consistent with those set forth in the SOP's.

     (d) Inventories - Inventories are stated at the lower of cost (first-in, first-out) or market. Service parts inventory is charged to cost of services when the part is no longer repairable or becomes excess to the Company's needs based on actual and projected service revenues.

     (e) Equipment and Leasehold Improvements -Depreciation is recorded on the straight-line method based on the estimated useful lives of the assets. Computer and other equipment and furniture and fixtures are depreciated over estimated useful lives of three to ten years. Improvements to leased property are depreciated over the lesser of the term of the lease or the life of the improvements.

     (f) Software Production and Development Costs - Capitalized software production costs are carried at the lower of unamortized cost or net realizable value, and are amortized based on current and estimated future revenue for each product with minimum amortization on the straight-line method over the estimated economic life of the product (3 years). Capitalization ceases and amortization commences when the product is available for general release. All costs to establish the technological feasibility of computer software products are charged to operations when incurred. Technological feasibility is defined through the existence of a detailed program design or, in the absence of such, a working model.

     (g) Other Assets - Other assets are primarily comprised of the costs of an uncompleted software contract with a governmental entity. Since this contract has payment terms of five years, the contract price has been deemed not to be fixed and determinable pursuant to the requirements of SOP 97-2. Accordingly, no revenue or profit will be recognized and contract costs are being deferred until the cash is collected from the customer beginning in fiscal year 2000.

     (h) Stock-based Compensation - Stock options are accounted for using Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" and related interpretations, whereby compensation is measured as the difference between an option's exercise price and the market value of the underlying stock at the grant date. See note 3 for the pro forma effect on operations as if the fair value-based method of accounting prescribed by Statement of Financial Accounting Standards (SFAS) No. 123 "Accounting for Stock-based Compensation" had been applied.

     (i) Fair Value of Financial Instruments - The carrying amount of financial instruments is a reasonable estimate of their fair value, except for the debt due BIS Partners, L.P. (note 2) for which it is not practicable to estimate its fair value.

     (j) Per Share Data and Earnings per Share - Basic net earnings (loss) per share amounts are based on the weighted average number of common shares outstanding. Diluted earnings per share includes the impact of convertible preferred stock and of stock options and warrants assumed to be exercised using the treasury stock method.

     (k) Recent Accounting Pronouncements - Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income" was adopted by the Company in fiscal 1999 without any impact on the financial statements, and SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" is not expected to have any impact when adopted.

(2)  Note Payable and Long-Term Debt

          The short term note payable to bank at March 31, 1998 was converted to a term loan in March 1999, repayable in thirty-six (36) equal monthly installments of principal and interest at the prime rate plus 2.5 percent (10.25% at March 31, 1999).

         In March 1998 BIS Partners, L.P. agreed to convert certain past due amounts from the Company into a demand note bearing interest at prime plus 3.5 percent.

A summary of long-term debt follows:

                                                            March 31
                                                            --------
                                                     1999                1998
                                                     ----                ----
                                                            (in thousands)
Term note with BIS Partners, L.P                 $   1,133            $   1,475
Term note payable to RDC                               400                    -
Term note payable to bank                              237                    -
Other                                                  107                   47
                                                 ---------            ---------
Total long-term debt                                 1,877                1,522
Less current installments                              390                  127
                                                 ---------            ---------
Long-term debt, excluding current installments   $   1,487           $    1,395
                                                 =========           ==========

BIS Partners, L.P. ("BIS") is 87.5 percent owned either directly or beneficially by certain officers and directors of the Company. These same officers and directors own approximately 40% of the Company's common stock.

During the fourth quarter of fiscal 1997, the Company renegotiated the terms of its agreement with BIS, extending the repayment schedule through the year 2004 and, accordingly, reducing cash payments otherwise scheduled in fiscal 1998 and 1999 and adjusting the interest rate to prime plus 3.5%. As a result of this restructuring and the incremental cash flow it will require, the Company, in fiscal 1998, reinstated the recognition of interest expense based on an effective estimated rate. In the fourth quarter of fiscal 1999 BIS converted $233,000 of the term loan and the $100,000 demand note into 383,000 common shares at $0.87 per share, the fair market value at that time. Also, in 1999 the Company sold 219,000 common shares for $190,000.

The BIS note is supported by an agreement granting a security interest in all equipment, inventories and receivables. The agreement, among other things, requires the Company to maintain certain financial ratios, prohibits dividend payments, and restricts capital expenditures, lease obligations and executive compensation. The Company was in compliance with all covenants in the agreement except for the interest coverage covenant which was waived by BIS for 1999, 1998 and 1997.

In October 1998 the Company entered into a loan agreement with the Buffalo and Erie County Regional Development Corporation (RDC) to finance a long term contract with an agency of a state government. Proceeds were drawn on the loan as work was performed and all work under the contract was completed prior to year end at which time payments from the agency were assigned to the RDC. The loan will be repaid in 60 equal installments beginning in April 1999 with interest at 6% fixed for the term of the agreement. The amount and timing of the loan repayments approximate the payments due from the agency.

Payments on long-term debt are estimated to be due as follows:

    Year Ending  March 31             Amount (in thousands)
    ---------------------             ---------------------
             2000                            $   390
             2001                                484
             2002                                577
             2003                                337
             2004                                 89
                                             =======

(3)  Stock Options and Warrants

     The Company has a stock incentive plan to which it currently has allocated 900,000 shares of its authorized common stock to be offered to key employees and directors. Under the plan, options are granted at prices determined by the Compensation Committee of the Board of Directors but not at a price less than the stock's market value at date of grant. The options granted may qualify as incentive stock options and are exercisable over a period of ten years.

     A summary of stock option activity follows:



                                             1999                             1998                                 1997

                                      Shares        Weighted      Shares           Weighted        Shares         Weighted
                                     Subject to      Average      Subject to       Average        Subject to      Average
                                      Options       Exercise      Options         Exercise         Options       Exercise
                                    (thousands)      Price        (thousands)       Price         (thousands)      Price

Outstanding beginning of year           772           $0.78           525           $0.56           536           $0.55
Granted                                 148            1.14           266            1.25             -               -
Cancelled                               (86)           0.74            (4)           0.50            (8)           0.50
Exercised                               (73)           0.52           (15)           0.50            (3)           0.50
                                        ---                           ---                           ---
Outstanding end of year                 761            0.88           772            0.78           525            0.56
                                        ===                           ===                           ===
Exercisable at year end                 500            0.74           501            0.62           342            0.55
                                        ===                           ===                           ===
Reserved for grant, end of year          17                            79                            41
                                        ===                           ===               =           ===
Weighted-average fair value of     $   0.57                         $0.69                             -
options granted during year            ====                          ====                           ===

     At March 31, 1999, the range of exercise prices and weighted average remaining contractual life of outstanding options was $.50 - $1.63 and 6.4 years, respectively. The per share weighted average fair values of stock options granted was computed using the Black Scholes option-pricing model with the following assumptions:

                                        1999                     1998
                                        ----                     ----
     Risk-free interest rate            5.87%                    5.45%
     Price volatility                   42.0%                    45.4%
     Dividend yield                        0%                       0%
     Expected term in years                7                        7

     The Company applies APB Opinion No. 25 in accounting for the Plan and, since options have been granted with exercise prices equal to the market value per share, no compensation cost has been recognized in the financial statements. Had the Company determined compensation cost based on the fair value of options at the grant date, the reported net earnings for 1999 and 1998 would be decreased and the reported net loss for 1997 would be increased by $105,000, $50,000 and $17,000, respectively, resulting in a $(.01) loss for 1999 with no change in the reported per share amounts for 1998 and 1997.

     The following warrants are outstanding at March 31, 1999:

      Number of Shares        Exercise Price        Expiration Date
      ----------------        --------------        ---------------
           250,000                $ 1.36            March 29, 2001
           450,000                  1.93           August 31, 2005

     The $1.36 warrants were issued to the placement agent in conjunction with a stock offering which occurred in March, 1996 and contain certain antidilution provisions as well as certain registration rights. The $1.93 warrants were issued on August 31, 1995 when the Company entered into a modification agreement in which BIS agreed to forgive $450,000 in debt .

(4)  Pension and Savings Plan

     The Company has a defined contribution retirement plan covering all eligible employees. The Company partially matches employee contributions to the Plan. Expense under the plan was $31,000 in 1999, $29,000 in 1998 and $25,000 in 1997.

(5)  Income Taxes

     There were no tax benefits established in the statements of operations for the year ended March 31, 1997 since the Company had fully reserved for the tax effect of net deductible temporary differences and operating loss carry forwards as management had determined that, under the criterion of FAS No. 109, it is more likely than not that the deferred tax assets will not be realized. Similarly the absence of a tax provision for 1999 and 1998 results from a reduction in the reserve for deferred tax assets.

     The components of deferred tax assets fully reserved (computed using an expected effective tax rate) are as follows:


                                                 1999              1998
                                            ---------------------------
                                                     (in thousands)
     Net operating loss carry forwards        $  1,136         $    898
     Inventory write downs                         140              290
     Depreciation                                   77               85
     Vacation pay                                   77               93
     Bad debt allowance                             90               84
     Software production costs                    (403)            (263)
     Other                                          83               66
                                                ------          -------
                                              $  1,200           $1,253
                                              ========          =======

     A prior year ownership change limits the future use of the net operating loss and credit carry forwards created prior to the ownership change. The pre-ownership change loss carryforward can be utilized at the rate of $80,000 per year. After application of this limitation, $2,840,000 of tax loss carryforward is available through 2014.

(6)  Lease Commitments

     The Company conducts its operations from leased facilities and uses certain equipment primarily under operating lease arrangements. Real estate taxes, insurance, and maintenance expenses are obligations of the Company. It is expected that in the normal course of business, leases that expire will be renewed or replaced. Total rental expense was $641,000 in 1999, $682,000 in 1998 and $703,000 in 1997.

     Future minimum rental payments required under leases that have initial or remaining noncancellable lease terms in excess of one year are: $384,000 in 2000, $33,000 in 2001, and $4,000 in 2002.

(7)  Business Acquisition

     On January 15, 1999 the Company  acquired the assets of Icon Technology LLC
     (Icon) in exchange for 2,500 shares of preferred stock which are convertible into 2,500,000 shares of common stock upon stockholder approval at the Company's 1999 annual meeting. The preferred stock has no provision for dividends. The acquisition was accounted for as a purchase. Accordingly, assets acquired and liabilities assumed are recorded at their estimated fair values at the date of acquisition. The excess of the purchase price over the fair value of net assets acquired was $1,201,000 and is recorded as goodwill to be amortized over a period of 7 years. The purchase price allocation was made based in some cases on preliminary information which may be subject to refinement in fiscal year 2000.

     The operating results of Icon have been included in the statement of operations from January 1, 1999. The unaudited pro forma results below assume the acquisition had occurred at the beginning of fiscal years ended March 31, 1999 and March 31, 1998.

                                                   1999              1998
                                               -----------------------------
                                                        (In thousands)
     Revenue                                    $ 15,801           $17,931
     Net earnings                                      -                48
     Earnings per share basic and diluted              -                 -

(8)  Supplemental Cash Flow Information

     The following provides supplemental cash flow data:


                                                                      1999            1998       1997
                                                                      -------------------------------
                                                                              (in thousands)
     Interest paid                                                   $  185          $  120      $  40
                                                                     ======          ======      =====

     Non-cash financing activities:
     Debt converted to common stock by BIS Partners, L.P.           $   333          $    -      $   -
     Preferred stock issued in connection with acquisition            1,250               -          -
                                                                    =======          ======      =====

(9)  Major Customer

     Sales to the Company's largest customer accounted for 10%, 17% and 20% of total revenues for 1999, 1998 and 1997, respectively. The Company performs hardware maintenance services for end users under various subcontracts from this customer. These subcontracts can be canceled with 30 days notice.

(10) Segment Information

     In 1999 the company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," which requires reporting certain financial information according to the "management approach." This approach requires reporting information regarding operating segments on the basis used internally by management to evaluate segment performance. The Statement has been adopted for all periods presented.

     The accounting  policies of the segments are the same as those described in note 1. Segments are determined based on product categories. The Company evaluates performance based on operating profits. Reportable segments are comprised as follows: Hardware maintenance services, generally on PC related equipment: Software licensing and software support services, predominantly to the legal industry: and Corporate operations.

     The following provides segment information:


                                                                  1999            1998              1997
                                                           ----------------------------------------------
      Hardware Maintenance:
                 Total revenues                            $     8,590      $     11,955     $      9,538
                 Operating earnings                                510             1,083              340
                 Identifiable assets                             3,861             4,942            4,496
                 Capital expenditures                              158                20              122
                 Depreciation and amortization                      65                55               50
      Software:
                 Total revenues                                  6,404             5,110            4,639
                 Operating earnings                              1,169               753              816
                 Identifiable assets                             4,515             2,128            2,079
                 Capital expenditures                              648               397              460
                 Depreciation and amortization                     436               307              186

      Corporate:
                 Total expense                                   1,491             1,622            1,502
                 Identifiable assets                               330               307              378
                 Capital expenditures                               64                18               80
                 Depreciation and amortization                      34                52               87

      Consolidated:
                 Total revenues                                 14,994            17,065           14,177
                 Operating earnings (loss)                         188               214             (346)
                 Identifiable assets                             8,706             7,377            6,953
                 Capital expenditures                              870               435              662
                 Depreciation and amortization                     535               414              323


                          INDEPENDENT AUDITORS' REPORT

                     The Board of Directors and Stockholders

                   Barrister Information Systems Corporation:

We have audited the accompanying balance sheets of Barrister Information Systems Corporation as of March 31, 1999 and 1998, and the related statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended March 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Barrister Information Systems Corporation as of March 31, 1999 and 1998, and the results of its operations and its cash flows for each of the years in the three-year period ended March 31, 1999, in conformity with generally accepted accounting principles.

KPMG LLP
Buffalo, New York
June 28, 1999

                                INDEX TO ANNEXES


                                   APPENDIX A

                            ASSET PURCHASE AGREEMENT


                                   APPENDIX B

                      FORM OF STOCKHOLDER VOTING AGREEMENT


                                   APPENDIX C

                    Opinion Letter of Buffalo Ventures, Inc.


                                   APPENDIX D

                            CERTIFICATE OF AMENDMENT

Appendix A

                            ASSET PURCHASE AGREEMENT

                                  by and among

                          KEYSTONE SOLUTIONS US, INC.,

                              KEYSTONE SOFTWARE PLC

                                       and

                    BARRISTER INFORMATION SYSTEMS CORPORATION



               ---------------------------------------------------

                           Dated as of April 5, 2000

              ----------------------------------------------------

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
SCHEDULES.................................................................. iv

EXHIBITS................................................................... vi

ARTICLE I - PURCHASE AND SALE OF ASSETS.................................... 1

         SECTION 1.1    Purchased Assets................................... 1
         SECTION 1.2    Excluded Assets.................................... 3
         SECTION 1.3    Assumption of Liabilities.......................... 4
         SECTION 1.4    Excluded Liabilities............................... 4
         SECTION 1.5    Purchase Price; Escrow; Allocation................. 5
         SECTION 1.6    Payment of Existing Company Debt................... 6
         SECTION 1.7    Purchase Price Adjustment.......................... 6
         SECTION 1.8    Closing............................................ 8

ARTICLE II - REPRESENTATIONS AND WARRANTIES OF THE COMPANY................. 8

         SECTION 2.1    Corporate Existence and Power...................... 8
         SECTION 2.2    Authority Relative to this Agreement............... 8
         SECTION 2.3    No Conflicts; Consents............................. 9
         SECTION 2.4    Charter Documents and Corporate Records............ 9
         SECTION 2.5    Financial Information.............................. 10
         SECTION 2.6    Liabilities........................................ 10
         SECTION 2.7    Company Receivables................................ 10
         SECTION 2.8    Absence of Certain Changes......................... 11
         SECTION 2.9    Properties; Title; Liens........................... 12
         SECTION 2.10   Contracts.......................................... 12
         SECTION 2.11  Intangible Property................................. 14
         SECTION 2.12  Claims and Proceedings.............................. 14
         SECTION 2.13  Taxes............................................... 15
         SECTION 2.14  Employee Benefit Plans; ERISA Matters............... 17
         SECTION 2.15  Employee-Related Matters............................ 20
         SECTION 2.16  Insurance........................................... 20
         SECTION 2.17  Compliance with Laws................................ 21
         SECTION 2.18  Permits............................................. 21
         SECTION 2.19  Environmental Matters............................... 21
         SECTION 2.20  Customers and Clients............................... 22
         SECTION 2.21  SEC Filings......................................... 22

         SECTION 2.22  Finders' Fees....................................... 22
         SECTION 2.23 [Reserved]
         SECTION 2.24  Disclosure.......................................... 22

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF
              PURCHASER AND KEYSTONE SOFTWARE PLC.......................... 23

         SECTION 3.1  Authority Relative to this Agreement................. 23
         SECTION 3.2  No Conflicts; Consents............................... 24
         SECTION 3.3  Corporate Existence and Power........................ 24
         SECTION 3.4  Finder's Fees........................................ 24

ARTICLE IV - COVENANTS AND AGREEMENTS PRIOR TO AND SUBSEQUENT TO CLOSING... 25

         SECTION 4.1  Conduct of the Software Division Business............ 25
         SECTION 4.2  Corporate Examinations and Investigations............ 26
         SECTION 4.3  Additional Financial Statements...................... 27
         SECTION 4.4  Consents, Filings, and Authorizations; Efforts to
                      Consummate........................................... 27
         SECTION 4.5  Negotiations with Others............................. 27
         SECTION 4.6  Notices of Certain Events............................ 28
         SECTION 4.7  Public Announcements................................. 29
         SECTION 4.8  Confidentiality...................................... 29
         SECTION 4.9  Expenses............................................. 29
         SECTION 4.10 Claims Under Insurance Policies...................... 29
         SECTION 4.11 Supplements to Disclosure Schedules.................. 30
         SECTION 4.12 Further Assurances................................... 30
         SECTION 4.13 Bulk Transfer Laws................................... 30
         SECTION 4.14 Company Employees.................................... 31
         SECTION 4.15  Licenses............................................ 32
         SECTION 4.16 Company Shareholder Approval......................... 32
         SECTION 4.17 Transition Sharing Agreement......................... 32

ARTICLE V - CONDITIONS TO CLOSING.......................................... 32

         SECTION 5.1  Conditions to the Obligations of the Company......... 32
         SECTION 5.2  Conditions to the Obligations of Purchaser........... 33

ARTICLE VI - TERMINATION................................................... 36

         SECTION 6.1  Termination.......................................... 36
         SECTION 6.2  Effect of Termination; Right to Proceed.............. 37

ARTICLE VII - INDEMNIFICATION.............................................. 38

         SECTION 7.1  Survival of Representations and Warranties........... 38
         SECTION 7.2  Obligations of the Company to Indemnify.............. 39
         SECTION 7.3  Obligations of Purchaser to Indemnify................ 39
         SECTION 7.4  Notice and Opportunity to Defend Third Party Claims.. 39
         SECTION 7.5  Limitation on Indemnification; Payments of Losses.... 40

ARTICLE VIII - MISCELLANEOUS............................................... 41

         SECTION 8.1  Notices.............................................. 41
         SECTION 8.2  Entire Agreement..................................... 42
         SECTION 8.3  Waivers and Amendments; Non-Contractual Remedies;
                      Preservation of Remedies............................. 42
         SECTION 8.4  Governing Law........................................ 43
         SECTION 8.5  Consent to Jurisdiction and Service of Process....... 43
         SECTION 8.6  Binding Effect; No Assignment........................ 43
         SECTION 8.7  Exhibits............................................. 43
         SECTION 8.8  Severability......................................... 43
         SECTION 8.9  Counterparts......................................... 43

ARTICLE IX - DEFINITIONS................................................... 43

                                    SCHEDULES

Schedule 1.1(a)(i)         -        Software and Software Related Products

Schedule 1.1(a)(ii)        -        Tangible Personal Property, Furniture, Etc.

Schedule 1.1(a)(iii)       -        Office Equipment

Schedule 1.1(a)(iv)        -        Receivables, Etc.

Schedule 1.1(a)(vii)       -        Methods of Operation; Intellectual Property

Schedule 1.1(a)(viii)      -        Computer Programs; Intangible Assets

Schedule 1.1(a)(xii)       -        Names

Schedule 1.3               -        Assumed Liabilities

Schedule 1.6               -        Company Debt

Schedule 2.1               -        Jurisdictions

Schedule 2.3               -        Company's Required Consents

Schedule 2.6               -        Liabilities

Schedule 2.6(a)            -        Software Division Business Debt

Schedule 2.7               -        Company Receivables

Schedule 2.8               -        Absence of Certain Changes

Schedule 2.9(a)            -        Real Property

Schedule 2.9(d)            -        Liens

Schedule 2.10              -        Contracts and Assigned Contracts

Schedule 2.11              -        Intellectual Property Rights

Schedule 2.12              -        Claims and Proceedings

Schedule 2.13              -        Taxes

Schedule 2.14              -        Employee Benefit Plans; ERISA Matters

Schedule 2.15              -        Employee-Related Matters

Schedule 2.16              -        Insurance

Schedule 2.18              -        Permits

Schedule 2.20              -        Customers and Clients

Schedule 3.2(a)            -        Purchaser Conflicts; Consents

Schedule 3.2(b)            -        Keystone Software PLC Conflicts; Consents

Schedule 5.2(f)(xviii)     -        Stockholders

Schedule 5.2(f)(xx)        -        Employees Subject to Employee Inventions,
                                    Works of Authorship, Proprietary Rights and
                                    Non-Competition Agreements

                                    EXHIBITS

Exhibit A         -        Escrow Agreement

Exhibit B         -        Form 8594

Exhibit C         -        Form of Opinion of Purchaser's Counsel

Exhibit D         -        Form of  Officer Non-Competition Agreement

Exhibit E         -        Form of Company Non-Competition Agreement

Exhibit F         -        Form of Bill of Sale

Exhibit G         -        Form of  Opinion of Company's Counsel

Exhibit H-1       -        Form of Employment Agreement with Jay S. Moeller

Exhibit H-2       -        Form of Employment Agreement with Thomas W. Jones

Exhibit I         -        Form of Assignment and Assumption Agreement for Real
                           Property Lease And Consent of Lessor

Exhibit J         -        Form of Assignment and Assumption Agreement for
                           Assigned Contracts

Exhibit K         -         Form of Assignment and Assumption Agreement for
                            Employee Inventions, Works of Authorship,
                            Proprietary Rights and Non-Competition Agreements

Exhibit L         -         Form of Assignment and Assumption Agreement for M&T
                            Bank Escrow Agreement

                           ASSET PURCHASE AGREEMENT

     THIS AGREEMENT, dated as of the _____ day of April, 2000, is by and among Keystone Software PLC, a public limited company organized under the laws of the United Kingdom ("Keystone Software PLC"), Keystone Solutions US, Inc., a Delaware corporation and wholly-owned subsidiary of Keystone Software PLC, with its principal place of business at 4th Floor, 21-26 Garlick Hill, London EC4V2AU, United Kingdom (the "Purchaser") and Barrister Information Systems Corporation, a Delaware corporation with its principal place of business at 465 Main Street, Buffalo, New York 14203 (the "Company" or "Seller"). Certain capitalized terms used herein have the respective meanings set forth in Article IX of this Agreement.

                                    RECITALS

     1. The Company is engaged in the business of consulting and in developing, designing, marketing, distributing, licensing and servicing accounting and professional management software (including source code and object code) primarily for, but not limited to, the legal profession (the "Software Division Business") and in maintaining, repairing and servicing computer equipment and an e-commerce business with the Company's Global Services Network (the "Hardware Services Business"), both for the general business market. (The Software Division Business and the Hardware Services Business are collectively referred to herein as the "Seller's Business").

     2. Purchaser desires to acquire from the Company, and the Company desires to sell, convey and transfer to the Purchaser, all of the assets used by the Company in the operation of the Software Division Business as described in
Section 1.1 of this Agreement.

     3. In  furtherance of the  consummation  of the  acquisition  and the other
transactions    contemplated    hereby    (collectively,    the    "Contemplated
Transactions"), the parties hereto desire to enter into this Agreement.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties, intending to be legally bound hereby, agree as follows:

                                    ARTICLE I

                           PURCHASE AND SALE OF ASSETS

     SECTION 1.1 Purchased Assets. (a) Subject to the terms and conditions of this Agreement and in reliance upon the representations, warranties, covenants and agreements of the Company contained herein, at the Closing, the Company shall assign, transfer, sell, convey and deliver to the Purchaser, and Purchaser shall purchase and acquire from the Company, free and clear of all Liens, all of the Company's right, title, and interest in and to all of the assets of the Software Division Business, real and personal, tangible and intangible, of every kind and wheresoever situated, which are owned by the Company or in which the Company has any right, title or interest and has the right to transfer, including without limitation, all properties, assets, and rights or in connection to the Software Division Business or used or held for use in connection with the Software Division Business (and specifically including all of the properties, assets and rights of Icon Technology, LLC previously acquired by the Company), and used by the Software Division Business (collectively, the "Purchased Assets"), including, without limitation:

     (i) all of the software and related software products of the Software Division Business used or held for use in any way in the Software Division Business including: (A) all source codes and object codes for such software; (B) system set up and configuration software, source codes and object codes; and (C) all tools, utilities, companion products, know how, documentation, Intellectual Property Rights, licenses, third-party licenses and sales materials related to or used with any of these items as identified on Schedule 1.1(a)(i) hereto;

     (ii) all tangible personal property, furniture, machinery, equipment, fixtures, leasehold improvements, equipment under capital leases and other fixed assets, wherever located, used in the Software Division Business, including without limitation those assets listed and described on Schedule 1.1(a)(ii) hereto;

     (iii) all office equipment used in the Software Division Business, wherever located, and all other documentation relating thereto, including without limitation those items identified on Schedule 1.1.(a)(iii) hereto;

     (iv) all billed and unbilled costs and accounts, notes, fees, commissions and all other Receivables payable to the Company in respect of services rendered or products sold by the Company relating to the Software Division Business including, without limitation, those identified on Schedule 1.1(a)(iv) hereto;

     (v) all books, records and files or other documentation relating to the Purchased Assets or the Software Division Business, including without limitation, (A) copies of maintenance and asset history records, (B) sales promotion materials relating to the Software Division Business, (C) all customer and supplier lists and telephone numbers with respect to past, present or prospective customers, (D) copies of all accounting and Tax books, ledgers and records and other financial records relating to the Software Division Business,
(E) folders for each Customer of the Software Division Business containing the complete billing history, together with all credits, offsets, invoices and other financial information relating to each Customer and the Customer's contract, (F) employee lists of all Persons who immediately prior to the Closing Date were employees (both part-time and full time) of the Software Division Business, and
(G) all other records required to be kept;

     (vi) all of the Company's rights under (A) all Contracts, advertising orders, arrangements and agreements, both written and oral, in any such case, entered into in the ordinary course of the Software Division Business, leases for all tangible personal property, all registrations, licenses, certificates of occupancy and other Permits and approvals relating to the Purchased Assets or the Software Division Business, and (B) those Contracts, arrangements and agreements listed on Schedule 2.10 as being assumed by the Purchaser (the "Assigned Contracts"), originals of which will be delivered to Purchaser at Closing;

     (vii) all methods of operation and manuals, trademarks, trade names, trade secrets, copyrights, patents, brand names, and all other Intellectual Property Rights of the Company relating only to the Software Division Business, all titles, mastheads and logos, all artwork and editorial content, and all registrations, filings and applications for the same, owned or used only in connection with the Purchased Assets or the Software Division Business, including, without limitation, the items listed on Schedule 1.1(a)(vii) hereto;

     (viii) all computers, computer programs, computer software, routing software, master disk of source codes, and other proprietary information, intangible assets, properties and rights, in each such case, relating to and used in connection with the Purchased Assets or the Software Division Business, including, without limitation, the items listed and described on Schedule 1.1(a)(viii) hereto;

     (ix) all prepaid expenses and security deposits relating to the Software Division Business and/or the Purchased Assets;

     (x) all inventory relating to the Software Division Business which is readily identifiable and is salable and useable in the ordinary course of the Software Division Business;

     (xi) all rights to any Claims (as defined herein) and demands of any nature available to or being pursued by the Company with respect to the Software Division Business or the ownership, use, function or value of any Purchased Assets;

     (xii) all rights, title and interest to the names used, held for use or previously used in any way in the Software Division Business as set forth on
Schedule 1.1(a)(xii), including any derivations or combinations thereof, and all goodwill associated therewith, but specifically excluding the names "BisPoint," "BisPoint Technologies", "Barrister Information Services", "Barrister Global Services Network", "Global Services Network" and any other names or marks used exclusively in the Hardware Services Business;

     (xiii) deferred charges, advances, payments, prepaid items, credits for refunds, rights of offset and credits of all kinds relating to the Software Division Business and/or the Purchased Assets; and

     (xiv) the goodwill of the Software Division Business. (b) The Purchased Assets shall include, without limitation, all of the assets of the Software Division Business reflected on the balance sheet included in the Audited
Financials (as defined in Section 2.5), except for those which have been transferred or disposed of in the ordinary course of the Software Division Business after the date of the Audited Financials and except as provided in
Section 1.2.

     SECTION 1.2 Excluded Assets. Notwithstanding any other provision herein to the contrary, the Purchased Assets shall not include, and the Company hereby retains all of the right, title, and interest in and to all of, and is not transferring to Purchaser, any assets that are not Purchased Assets, including the following assets of the Company (said assets being referred to collectively as the "Excluded Assets"):

     (a) any interest in and to the stock interests of the Company and all minute books, stock ledgers and similar records of the Company;

     (b) all hardware maintenance service contracts with any customer or client of Barrister Information Systems Corporation (the "Retained Contracts");


     (c) any assets used in the Company's hardware maintenance services repair business and not used in the Software Division Business;

     (d) those assets held in trust under all Employee Benefit Plans, as defined in Section 2.14(a) and which are listed in Schedule 2.14(a) hereto.

     SECTION 1.3 Assumption of Liabilities. Upon and subject to the terms, conditions, representations and warranties of the Company contained herein and subject to Section 1.4, Purchaser hereby assumes and agrees to pay, perform and discharge when due the following obligations of the Company as of the Closing Date (collectively, the "Assumed Liabilities"): (a) liabilities and obligations under the Assigned Contracts; (b) certain real estate leases as set forth on
Schedule 1.3; and (c) certain accrued vacation payment of those employees of the Software Division Business hired by Purchaser at Closing; and (d) any other obligation listed on Schedule 1.3.

     SECTION 1.4 Excluded Liabilities. (a) Except with respect to the Assumed Liabilities specified in Section 1.3, Purchaser does not hereby assume, and shall have no liability for (i) any debts (including Company Debt), Liabilities, obligations, Claims, expenses, Taxes, contracts or commitments of the Company, whether accrued, absolute, contingent or otherwise, arising out of any act or omission occurring or state of facts existing prior to, on or after the Closing Date; or (ii) any Liabilities or other obligations relating to the Purchased Assets or the Software Division Business, save and to the extent that the same arise after the Closing Date by reason of the carrying on of the Software Division Business by Purchaser.

     (b) Notwithstanding Section 1.3 or any other provision contained herein and regardless of whether any of the following may be disclosed to Purchaser or whether Purchaser may have Knowledge of the same, Purchaser does not hereby assume, and shall have no liability for (i) any Liability or obligation of the Company under, or directly or indirectly relating to, any Environmental Law or Environmental Permit; (ii) any Liability of the Company for federal, state or local Taxes, including, without limitation, any income, capital gains or franchise Taxes, any Taxes of the Company arising as a result of the consummation of the Contemplated Transactions, or any Taxes of the Company on capital; (iii) any Liability or obligation whatsoever of the Company or its respective Affiliates or any fiduciaries, under, or directly or indirectly relating to, any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) or any other plans, programs, or arrangements of any kind relating to employee benefits sponsored or maintained by the Company, whether or not identified on Schedule 2.14, but excluding any such benefits payable under an Assigned Contract and identified on Schedule 1.1(a)(vi); (iv) any Liability or obligation of the Company for Claims covered by the Company's Insurance Policies arising out of any act or omission occurring or state of facts existing prior to the Closing, including without limitation, workers' compensation (including claims made in respect of any period during which the Company was a self-insurer), general liability, fire and property insurance policies, and any

Liability or obligation of the Company for premiums which may be due or are payable under any such Insurance Policy; (v) any Liability or obligation of the Company with respect to the Retained Contracts; and (vi) any other liabilities not expressly assumed by the Purchaser.

     SECTION 1.5 Purchase Price; Escrow; Allocation.

     (a) Subject to the provisions of this Section and the Purchase Price Adjustment provision in Section 1.7 hereof, the parties agree that the purchase price (the "Purchase Price") to be paid at Closing by Purchaser in consideration of the Purchased Assets will be equal to a cash payment in an amount equal to Eight Million Dollars ($8,000,000) United States Dollars (USD). The Purchase Price shall be paid by Purchaser at Closing as follows:

         (i) Purchaser will wire transfer to the designated client trust account of Hurwitz & Fine, P.C, with Ann E. Evanko, Esq. acting as agent for the parties (the "Paying Agent"), an amount equal to Seven Million Two Hundred Thousand Dollars ($7,200,000) (USD) to be distributed by the Paying Agent at Closing pursuant to Section 1.6. Payment to the Company of the proceeds remaining after the payment of the Company Debt described on Schedule 1.6 (and subject to the Purchase Price Adjustment pursuant to Section 1.7, if any,) will be made at the Company's direction to the account or accounts designated by the Company for such purpose. The Company and Purchaser agree to forever indemnify and hold harmless the Paying Agent for her acts and conduct in such capacity on behalf of the parties, other than for any criminal acts or other acts of reckless disregard or gross negligence.

         (ii) An amount (the "Escrowed Funds") equal to Eight Hundred Thousand United States Dollars ($800,000) (USD) of the Purchase Price will be placed in escrow (the "Escrow") at the Closing for the express purpose of providing a fund from which to (A) pay any downward adjustments to the Purchase Price required pursuant to Section 1.7, and (B) secure (in part) the indemnification obligations of the Company pursuant to Article VII hereto. The Escrowed Funds will be held in Escrow in accordance with the terms of an escrow agreement (the "Escrow Agreement"), in the form annexed hereto as Exhibit A. The Escrowed Funds shall be released from Escrow pursuant to the terms and conditions of the Escrow Agreement.

     (b) The parties hereto agree that the value of the Purchased Assets which constitute Class I, II and III assets (as such terms are defined in Treasury Regulation Section 1.1060-1T(d) of the Code) shall be as set forth on the attachment to Form 8594 (as defined below), in the form annexed hereto as Exhibit B, which shall be prepared jointly by the Purchaser and the Company and signed by the parties hereto on or before the Closing Date. The parties hereto further agree that (i) the Purchase Price shall be allocated among the Purchased Assets based on the values set forth on such Form 8594; (ii) such allocation shall be binding on the parties with their respective federal, state and local Tax purposes; (iii) Purchaser and the Company shall file with their respective federal income Tax Returns a consistent IRS Form 8594 Asset Acquisition Statement under Section 1060, including any required amendments or supplements thereto ("Form 8594"), which shall reflect such allocation; and (iv) Purchaser shall prepare such Form 8594 and shall deliver the Company's copy to the Company so that the Company may file such form or any amendments or supplements thereto with its federal income Tax Returns. The Company hereby agrees to assist Purchaser and provide Purchaser with any information necessary for the completion of such Form 8594.

     SECTION 1.6 Payment of Existing Company Debt. The Company hereby agrees that a portion of the Purchase Price pursuant to this Agreement shall be used to repay certain Company Debt in the amounts set forth on Schedule 1.6 hereto reflecting amounts due and payable as stated in applicable payoff letters received from the Company's creditors, lenders and suppliers.

     SECTION 1.7 Purchase Price Adjustment.

     (a) The Purchase Price will be subject to adjustment as follows: at least five (5) days prior to Closing, the Company shall provide to Purchaser and Purchaser's accountants, an estimated closing date balance sheet for the Company dated as of the Closing Date (the "Estimated Balance Sheet") prepared in accordance with GAAP applied on a consistent basis. The Estimated Balance Sheet, among other things, shall be used in the calculation of, and shall have attached to it, (i) the estimated dollar amount of Receivables as of the Closing Date included in the Purchased Assets and (ii) the estimated dollar amount of Assumed Liabilities as of the Closing Date. The costs and expenses incurred in connection with the preparation of the Estimated Balance Sheet shall be borne by the Company. In addition, the parties shall determine whether any contingent, hidden or undisclosed liabilities relating to the Purchased Assets or the Software Division Business exist and the amount of an appropriate adjustment for such liabilities, if any, to the Purchase Price.

     (b) At Closing, the Purchase Price shall be adjusted downward on a dollar-for-dollar basis by an amount equal to the At Closing Adjustment Amount. For purposes hereof, the "At Closing Adjustment Amount" is equal to the sum of:
(i) the extent to which the dollar amount of Receivables (excluding all advance billings in respect to monthly license fees) included in the Purchased Assets (as shown on the Estimated Balance Sheet) is less than Nine Hundred Thousand Dollars ($900,000) USD, (ii) the dollar amount of Assumed Liabilities (as shown on the Estimated Balance Sheet) that exceeds such amount Purchaser has agreed to assume pursuant to the terms of this Agreement and (iii) the dollar amount of any contingent, hidden or undisclosed liabilities relating to the Purchased Assets or the Software Division Business then known; provided that the At Closing Adjustment Amount shall not be applied against the Purchase Price unless and until the At Closing Adjustment Amount exceeds in the aggregate Fifty Thousand Dollars ($50,000) USD.

     (c) As soon as practicable after the Closing Date, Purchaser will prepare an audited balance sheet of the Company as of the Closing Date audited by Purchaser's accountants (the "Audited Balance Sheet"). For purposes of this
Section 1.7, the Audited Balance Sheet shall be deemed to be the statement finally determined after all disputes have been resolved as provided herein. The Audited Balance Sheet will be prepared in accordance with GAAP applied on a consistent basis and, among other things, shall be used in the calculation of, and shall have attached to it, (i) the dollar amount of Receivables as of the Closing Date included in the Purchased Assets and (ii) the dollar amount of Assumed Liabilities as of the Closing Date. The costs and expenses incurred in connection with the preparation of the Audited Balance Sheet shall be borne by Purchaser. Purchaser shall use its reasonable efforts to complete the Audited Balance Sheet and to deliver the Audited Balance Sheet to the Company within ninety (90) days of the Closing Date. The Company shall use its reasonable efforts to cooperate (and to cause their Representatives to cooperate) with Purchaser in completing the Audited Balance Sheet in order for the Audited Balance Sheet to be completed within such time frame.

     The Purchase Price shall further be adjusted downward on a dollar-for-dollar basis by an amount equal to the extent the Post Closing Adjustment Amount is greater than the At Closing Adjustment Amount. For purposes hereof, the "Post Closing Adjustment Amount" is equal to the sum of: (i) the extent to which the dollar amount of Receivables (excluding all advance billings in respect of monthly license fees) included in the Purchased Assets (as shown on the Audited Balance Sheet) is less than Nine Hundred Thousand Dollars ($900,000) USD, (ii) the dollar amount of Assumed Liabilities included in the Purchased Assets (as shown on the Audited Balance Sheet) that exceeds such amount Purchaser has agreed to assume pursuant to the terms of this Agreement and (iii) the dollar amount of any contingent, hidden or undisclosed liabilities relating to the Purchased Assets or the Software Division Business then known; provided that the Post Closing Adjustment Amount shall not be applied against the Purchase Price unless and until the Post Closing Adjustment Amount exceeds in the aggregate Fifty Thousand Dollars ($50,000) USD. Thereafter, the Company shall be responsible for the payment of Losses in excess of the Basket Amount subject to the limitations set forth in Section 7.5.

     (d) Within thirty (30) days after receipt of the proposed Audited Balance Sheet, the Company shall deliver a written notice to Purchaser stating whether it has any objections to the proposed Audited Balance Sheet, describing in detail any objections thereto. Purchaser shall give to the Company and its Representatives such reasonable assistance and access to the Purchased Assets and books and records of the Company and any applicable work papers, schedules and other documents as the Company and/or its Representatives shall reasonably request in connection with the Company's review of the Audited Balance Sheet. Failure to give such timely objection notice (or written notification from the Company that it has no such objection to the proposed Audited Balance Sheet) shall constitute acceptance and approval of such proposed Audited Balance Sheet and the proposed adjustments to the Purchase Price set forth therein, if any, and shall be final and binding upon the parties hereto.

     (e) The parties hereto shall promptly consult with each other and their respective Representatives with respect to any objections by the Company pursuant to its objection notice and shall use reasonable efforts to resolve all such objections within thirty (30) days after delivery by the Company of such objection notice. If any objections remain unresolved after the end of such 30-day period, the parties hereto shall promptly retain an independent accounting firm mutually designated by the parties as the accounting firm (the "Resolving Accounting Firm") to resolve any remaining disputes concerning the proposed Audited Balance Sheet. The parties hereto, and their respective Representatives, shall cooperate fully with the Resolving Accounting Firm. The parties hereto shall give, and shall cause their respective Representatives to give, the Resolving Accounting Firm and its Representatives such reasonable assistance and access to the assets and books and records of the Company, and any applicable work papers, schedules, and other documents as the Resolving Accounting Firm shall reasonably request. The Resolving Accounting Firm shall be directed to resolve all disputes within thirty (30) days after being retained by the parties hereto, and a resolution of the Resolving Accounting Firm shall be final and binding on the parties hereto. Fees and expenses of the Resolving Accounting Firm shall be borne equally by the parties. Any amount payable shall be paid upon completion of the Resolving Accounting Firm's work.

     (f) To the extent that the Audited Balance Sheet requires a decrease in the Purchase Price in accordance with the provisions of this Section, then, within three (3) days after resolution of all disputes relating to the Audited Balance Sheet, the Company and Purchaser shall notify the Escrow Agent pursuant to the terms of the Escrow Agreement set forth on Exhibit A and such amount shall be paid out of the Escrowed Funds, and any amounts which exceed the Escrowed Funds maintained in the Escrow Account shall be paid by the Company to Purchaser by certified or bank cashier's check or wire transfer of immediately available funds to such account as Purchaser may designate.

     SECTION 1.8 Closing. Unless otherwise mutually agreed upon by the parties hereto, the closing (the "Closing") of the acquisition and the other Contemplated Transactions shall take place at the offices of Hurwitz & Fine, P.C., 1300 Liberty Building, Buffalo, New York, at 12:00 p.m. (EST) on May 5, 2000 or on such earlier or later time after all conditions precedent to Closing hereunder shall have been satisfied, or waived, or, at such other time and place as the parties hereto shall agree. The date of the Closing is hereinafter called the "Closing Date." The parties hereto agree to deliver at the Closing such documents, certificates of officers and such other instruments as are specified in Article V hereof and as reasonably may be required to effect the transfer by the Company of the Purchased Assets pursuant to and as contemplated by this Agreement and to consummate the Contemplated Transactions. All events which shall occur at the Closing shall be deemed to occur simultaneously.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

     The Company represents and warrants to Purchaser as of the date of this Agreement and as of the Closing Date (as if each such representation and warranty was remade on the Closing Date), that:

     SECTION 2.1 Corporate Existence and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and all Permits required to own, lease and operate its properties and to conduct the Seller's Business (including, without limitation, the Software Division Business) as currently conducted. Except as set forth on Schedule 2.1, the Company is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the character of any property owned or leased by the Company or the nature of its activities makes such qualification necessary or where the failure to so qualify would have a material adverse affect on the Seller's Business
(including, without limitation, the Purchased Assets), financial condition, prospects or the results of operations of the Company (collectively, "Condition of the Business").

     SECTION 2.2 Authority Relative to this Agreement. The Company has full power and authority to execute and deliver this Agreement and each other

Transaction Document to which it is a party and to consummate the Contemplated Transactions. No other proceedings on the part of the Company (or any other Person), except shareholder approval, are necessary to authorize the execution and delivery by the Company of this Agreement or the other Transaction Documents to which it is a party or the consummation of the Contemplated Transactions. As of the Closing Date, the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, and the consummation by the Company of the Contemplated Transactions, will be duly and validly authorized and approved by the majority vote of the Company's stockholders. This Agreement and the other Transaction Documents to which the Company is a party have been duly and validly executed and delivered by the Company and constitute the legal, valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except as such obligations and their enforceability may be limited by applicable bankruptcy and other similar Laws affecting the enforcement of creditors' rights generally (collectively, the "Enforceability Exceptions").

     SECTION 2.3 No Conflicts; Consents. Except as set forth in Schedule 2.3 (the "Company's Required Consents"), neither the execution, delivery, and performance by the Company of this Agreement or any of the Transaction Documents to which it is a party, nor the consummation of the Contemplated Transactions
(i) violates any provision of the Charter (as defined herein) or current By-laws (or comparable instruments) of the Company; (ii) requires the Company to obtain any consent, approval, Permit or action or waiver from, or make any filing with, or give any notice to, any Governmental Body or any other Person; (iii) violates, conflicts with or results in a breach or default under (whether before or after the giving of notice or the passage of time or both), or permits the termination or modification or requires any payment or creates any restriction or obligation under, any Contract (as defined herein), right, other obligation or restriction relating to or which affects the Purchased Assets or the Software Division Business to which the Company is a party or by which the Company or its assets may be bound or subject, or results in the creation of any Lien upon any of the Purchased Assets pursuant to the terms of any such Contract or otherwise;
(iv) violates any Law, Order, judgment or filing of any Governmental Body, court or competent regulatory authority in any jurisdiction, against, or binding upon, the Company, the Purchased Assets or the Software Division Business; or (v) violates or results in the revocation, modification or suspension of any Permit relating to the Purchased Assets or the Software Division Business.

     SECTION 2.4 Charter Documents and Corporate Records.

     (a) The Company has delivered to the Purchaser true and complete copies of the Charter and By-laws (or comparable instruments) of the Company, as in effect on the date hereof. The Company has heretofore delivered to Purchaser true and complete copies of the minutes of meetings (or written consents in lieu of meetings) of the board of directors (and all committees thereof) and shareholders of the Company since 1997. Since 1997, all actions requiring the authorization of the board of directors (and committees thereof) and shareholders of the Company are reflected in such minutes, written consents and other documentation.

     (b) All financial, business and accounting books, ledgers, accounts and other records relating to the Purchased Assets and the Seller's Business have been properly and accurately kept and completed in all material respects, and there are no material inaccuracies or discrepancies contained or reflected therein.

     SECTION 2.5 Financial Information. The Company has previously furnished to Purchaser true and complete copies of (i) the Company's audited financial statements at and for the fiscal years ended March 31, 1999 and 1998 (the "Audited Financials") and the Company's unaudited financial statements for the nine month period ended December 31, 1999 (together with the Audited Financials, the "Financial Statements") and (ii) all management letters, audit letters and attorney audit response letters issued in connection with the Company's financial statements for the fiscal years ended March 31, 1999 and 1998. The Company will provide the Purchaser with the Company's unaudited financial statements at and for the year ending March 31, 2000 no later than April 30, 2000 (the "Interim Statements") and will deliver post-Closing to Purchaser audited financial statements for such period. The Audited Financials have been prepared in accordance with GAAP consistently applied as set forth in the notes thereto. Each of the Financial Statements presents fairly the financial position of the Company as of its date, and the Company's earnings and cash flow for the periods then ended. Each balance sheet contained in the Financial Statements fully sets forth all assets and Liabilities of the Company existing as of its date which, under GAAP, should be set forth therein, and each statement of earnings contained therein sets forth the items of income and expense of the Company which should appear therein under GAAP. The Interim Statements will be prepared in a manner consistent with the Company's past practices and present fairly the financial position of the Company as of their respective dates and results of operations for the periods then ended, all in accordance with GAAP, subject to normal year-end adjustments and the absence of footnotes and other presentation items.

     SECTION 2.6 Liabilities. Except as and to the extent reflected in the unaudited balance sheet of the Company at December 31, 1999 (the "Latest Balance Sheet") (the "Latest Balance Sheet Date") or the Interim Statements, the Company did not have, as of the Latest Balance Sheet Date, any Liabilities (other than obligations of continued performance under Contracts relating to the Software Division Business); and except as described in Schedule 2.6 hereto, the Company has not incurred any Liabilities relating to the Software Division Business since the Latest Balance Sheet Date, except (i) current Liabilities for trade or business obligations incurred in connection with the purchase of goods or services in the ordinary course of the Software Division Business and consistent with past practice; (ii) Liabilities in respect of borrowings under the Company Debt (as defined herein); and (iii) Liabilities reflected on any balance sheet included in the Interim Statements. Schedule 2.6(a) contains a true and correct list of all interest bearing Software Division Business Debt with respect to the Company as of the date hereof.

     SECTION 2.7 Company Receivables. Schedule 2.7 sets forth a true and accurate aging list of the Receivables of the Software Division Business of the Company as of the date thereof. All of the Receivables reflected therein and all Receivables that have arisen since the Latest Balance Sheet Date (except Receivables that have been collected since such date): (i) are valid and enforceable claims, and constitute bona fide Receivables resulting from the sale of goods and services in the ordinary course of business; and (ii) are subject to no valid defense, offsets, returns, allowances or credits of any kind which shall exceed in the aggregate One Hundred Thousand Dollars ($100,000.00) (USD), and are otherwise fully collectible. Except for Receivables, the Company has not made any loan or advance to any Person. The Company warrants and represents that the amount of Receivables (excluding all advance billings in respect of monthly license fees) as of the date hereof equals or exceeds Seven Hundred Seventy Thousand Dollars ($770,000) (USD) and as of the Closing Date shall equal or exceed Nine Hundred Thousand Dollars ($900,000) (USD).

     SECTION 2.8 Absence of Certain Changes. Since the Latest Balance Sheet Date, except as set forth in this Agreement or disclosed in Schedule 2.8, the Software Division Business has been conducted in the ordinary course consistent with past practices and there has not been:

     (a) Any material adverse change in the Software Division Business, or any event, occurrence, or circumstance that could reasonably be expected to cause such a material adverse change;

     (b) As related to the Software Division Business, any transaction or Contract with respect to the purchase, acquisition, lease, disposition, or transfer of any assets or to any capital expenditure (in each case, other than in the ordinary course of business in accordance with past practice) or creation of any Lien on any of the Purchased Assets;

     (c) Any damage, destruction, or other casualty loss (whether or not covered by insurance), condemnation or other taking affecting the Purchased Assets;

     (d) Any change in any method of accounting or accounting practice by the Company relating to the Software Division Business;

     (e) Other than in the ordinary course of business with respect to employees of the Company whose base salary is less than Sixty-five Thousand Dollars ($65,000), any increase in the compensation payable or to become payable to any officer, shareholder, director, consultant, agent, sales representative or full-time employee of the Software Division Business of the Company, or any alteration in the benefits payable to any thereof;

     (f) Any  material  adverse  change  in the  relationships  of the  Software
Division Business of the Company or with any of its Customers, clients, suppliers or Contracting parties;

     (g) Any material change in the Company's  business policies relating to the
Software  Division  Business,   including   advertising,   marketing,   pricing,
purchasing, personnel, returns or budget policies;

     (h) Except in the ordinary course of its business, consistent with past practice, any payment, directly or indirectly, of any material Liability of the Company relating to the Software Division Business or before it became due in accordance with its terms; or

     (i) Any material modification, termination, amendment or other alteration or change in the terms and provisions of any Contract relating to the Software Division Business.

     SECTION 2.9 Properties; Title; Liens.

     (a) A complete list of all real property leased by the Company and used in connection with the Software Division Business is set forth in Schedule 2.9(a) (collectively, the "Real Property"). The Company represents that it owns no real property. The Company has valid leasehold interests in all of the Real Property.

     (b) Except as set forth in Schedule 2.9(a), the Company enjoys peaceful and undisturbed possession under all such leases. Each such lease (including without limitation the option to purchase contained therein) is in full force and effect and to the Company's Knowledge, is in all material respects enforceable against the lessor that is party thereto in accordance with its terms and, except as set forth on Schedule 2.9(a), there exists no material default or event of default (or any event with notice or lapse of time or both would become a material default) on part of the Company under any such lease. Except as set forth on
Schedule 2.9(a), the Company has not received any notice of material default under any lease pursuant to which it leases any Real Property nor any other termination notice with respect thereto.

     (c) To the Company's Knowledge, all structures and buildings (whether leased or owned) are in such operating condition (subject to normal wear and tear) with no structural or other defects that could interfere with the operation of the Seller's Business, and are suitable for the purposes for which they are currently used. Neither the Seller's Business, nor to the Company's Knowledge, such structures or buildings in violation of any building, zoning, anti-pollution, health, occupational safety or other Law or any Order or Permit in respect of such Real Property, structures and buildings. Except as disclosed in Schedule 2.9(a), no Person other than the Company has any right to occupy or possess any of the Real Property.

     (d) Except as disclosed in Schedule 2.9(d), the Company has and pursuant to this Agreement is conveying, assigning and delivering to Purchaser good, valid, marketable, legal, and beneficial title to (or valid leasehold interest in as to any of the leased Purchased Assets) all of the Purchased Assets and is the lawful owner of the Purchased Assets, free and clear of all Liens. The equipment and other tangible personal property constituting part of the Purchased Assets (whether owned or leased) have been well-maintained in accordance with customary industry standards, are in good condition and repair (subject to normal wear and tear) and are adequate in quantity and quality for the operation of the Software Division Business as presently conducted by the Company. There are no outstanding options, warrants, commitments, agreements or any other rights of any character, entitling any Person other than the Purchaser to acquire any interest in all, or any part of the Purchased Assets.

     SECTION 2.10 Contracts. Schedule 2.10 lists all Contracts, written or oral, of the following types to which the Company is a party and by which the Company, the Software Division Business, or any of the Purchased Assets is bound as of the date hereof:

     (a) mortgages, indentures, guarantees, security agreements, installment obligations, and other agreements and instruments relating to the borrowing of money or extension of credit;

     (b) employment, consulting and agency agreements and collective bargaining agreements, and non-competition or other restrictive agreements;

     (c)  sales  agency,   manufacturer's   representative  or   distributorship
agreements;

     (d) agreements, orders or commitments for the purchase by the Company of raw materials, supplies or finished products exceeding $10,000;

     (e) agreements, orders or commitments for the sale by the Company of products or services exceeding $10,000;

     (f) licenses or patents, trademarks, copyrights, and other intangible property rights;

     (g) all capitalized leases and each lease of real or personal property in excess of $10,000;

     (h) joint venture agreements, shareholders' agreements and any agreement between the Company and any Affiliate of the Company;

     (i) agreements limiting the freedom of the Company or its officers and employees to compete in any line of business similar to the Software Division Business; and

     (j) other agreements, contracts, and commitments material to the Software Division Business, or which in any case involve payments or receipts of more than $10,000 or which may not be canceled on no more than 30 days' notice without penalty or premium;

     (k) Schedule 2.10 denotes the Software Division Business Contracts to be assigned to Purchaser. Each of the Assigned Contracts has been duly and validly executed and delivered by the Company and (assuming the valid execution and delivery thereof by the parties thereto) constitutes the legal, valid and binding agreements of the Company enforceable against the Company and, to the Company's Knowledge, the other parties thereto, in accordance with their respective terms, except as may be limited by the Enforceability Exceptions. The Company is not in default (or alleged default) under any such Assigned Contract, nor, to the Company's Knowledge, is any other party thereto in default thereunder, nor does any condition exist that with notice or the lapse of time or both would constitute a default (or give rise to a termination right) thereunder. To the Company's Knowledge, none of the other parties to any such Assigned Contract intends to terminate or alter the provision thereof by reason of the Contemplated Transactions or otherwise. Since the Latest Balance Sheet Date, except as set forth in Schedule 2.10, the Company has not waived any right under any such Assigned Contract, amended or extended any such Assigned Contract or failed to renew (or received notice of termination or failure to renew with respect to) any such Assigned Contract. Except as set forth in Schedule 2.3, no consent of any party to the Assigned Contracts is required for the execution, delivery or performance of this Agreement or the consummation of the Contemplated Transactions. The Company has not received written or oral notice of cancellation, modification or termination of any Assigned Contract. The Company has heretofore delivered to Purchaser true, correct and complete copies of all of the written Assigned Contracts with respect to the Business and summaries of the material provisions of all oral Assigned Contracts.

     SECTION 2.11 Intangible Property. Schedule 2.11 sets forth a true, correct and complete list of all registered and unregistered trademarks, trade names, patents, copyrights, service marks, brand names and trade secrets (and all applications for any of the foregoing), Permits, grants, and licenses and all other intangible assets, properties and rights running to or from, or used by, the Company in the conduct of the Software Division Business (the "Intellectual Property Rights"). The Company has delivered to Purchaser correct and complete copies of all patents, registrations, applications, licenses, Permits, grants and agreements, and all other written documentation evidencing ownership by the Company of the Intellectual Property Rights. Except as disclosed in Schedule 2.11:

     (a) The Company owns all right, title and interest, or possesses valid licenses in and to the Intellectual Property Rights necessary to conduct the Software Division Business and there are no agreements, arrangements, Claims (as defined herein) or any other rights of any character entitling any Person other than Purchaser to any interest in the Intellectual Property Rights;

     (b) The Intellectual Property Rights do not infringe or conflict with any right, title or interest or intellectual property of any third party, and the Company has not received any notice contesting its right to use any such Intellectual Property Rights;

     (c) The Intellectual Property Rights have not been and are not the subject of any pending or threatened litigation or Claim of infringement;

     (d) No license or royalty agreement to which the Company is a party is in breach or default by any party thereto or the subject of any written notice of termination given or threatened; There are no judicial or administrative actions, proceedings or investigations by any Governmental Body in progress, pending, or to the Knowledge of the Company, threatened;

     (e) The Company has not granted any license or agreed to pay or receive any royalty in respect of any Intellectual Property Rights; and

     (g) The Contemplated Transactions will not adversely affect or violate the right, title and interest of the Company in and to the Intellectual Property Rights.

     SECTION 2.12 Claims and Proceedings. Except as set forth in Schedule 2.12, there are no outstanding Orders of any Governmental Body against or involving the Purchased Assets or the Software Division Business. The Company has not received any notice of any violation of any Law or Order applicable to it or relating to the Software Division Business. Except as set forth in Schedule 2.12, there are no actions, suits, claims or counterclaims or legal, administrative or arbitral proceedings or investigations (collectively, "Claims") (whether or not the defense thereof or Liabilities in respect thereof are covered by insurance), pending or threatened, against or involving the Purchased Assets or the Software Division Business. Schedule 2.12 also indicates those Claims the defense thereof or Liabilities in respect thereof are covered by insurance subject to deductibles. Except as set forth in Schedule 2.12, there are no Claims pending or threatened, other than the Claims that, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the Condition of the Business relating to the Software Division. There exists no fact, event, or circumstance Known to the Company that would give rise to any Claim that, if pending or threatened on the date hereof or the Closing Date, could reasonably be expected to or has a material adverse effect on the Condition of the Business relating to the Software Division. All notices required to have been given to any insurance company listed as insuring against any Claim set forth in Schedule 2.12 have been timely and duly given and, except as set forth in Schedule 2.12, no insurance company has asserted that such Claim is not covered by the applicable policy relating to such Claim.

     SECTION 2.13 Taxes.

     (a) Except as set forth in Schedule 2.13:

          (i) The Company has timely filed or timely requested extensions to file those Tax Returns (as defined herein) which are currently due or, if not yet due, will timely file or timely request extensions to file all Tax Returns required to be filed by it for all Taxable periods ending on or before the Closing Date and all such Tax Returns are, or will be when filed, in all material respects true, correct and complete. Copies of all federal Tax Returns and Tax Returns for those states in which the Software Division Business is located for the period ending on or after March 31, 1998, March 31, 1999 and the nine month period ending December 31, 1999 have been given to the Purchaser;

          (ii) The Company has paid, to the appropriate Tax Authority (as defined herein), or, if payment is not yet due, will pay, to the appropriate Tax Authority, or will establish, in accordance with GAAP and consistent with past practice, accruals that are reflected on the Audited Financials and the Interim Statements for the full payment of all Taxes imposed on the Company or for which the Company is or could be liable, whether to Taxing Authorities or to other Persons (pursuant to a tax sharing agreement or otherwise) for all taxable periods ending on or before the Closing Date;

          (iii) The Company has not received notice of determination by a Tax Authority that Taxes are owed by the Company (such determination to be referred to as a "Tax Deficiency") and, to the Company's Knowledge, no Tax Deficiency is proposed or threatened;

          (iv) all Tax Deficiencies, if any, have been paid or finally settled and all amounts determined by settlement to be paid have been paid;

          (v) there are no Tax Liens on or pending against any of the Purchased Assets that arose in connection with any failure to pay any Tax or otherwise;

          (vi) no issue has been raised in any examination, investigation, audit, suit, action, claim or proceeding relating to Taxes (a "Tax Audit") which, by application of similar principles to any past, present, or future period, would result in a Tax Deficiency for such period and no Claim has ever been made by a Tax Authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction;

          (vii) there are no pending or, to the Company's Knowledge, threatened, Tax Audits of the Company;

          (viii) there are no requests for rulings in respect of any Tax pending between the Company and any Tax Authority;

          (ix) the Company has complied with all applicable Laws relating to the withholding and payment of Taxes and has timely withheld and paid to the proper Tax Authorities all amounts required to have been withheld and paid in connection with amounts paid to any employee, independent contractor, creditor, or shareholder;

          (x) none of the Purchased Assets directly or indirectly secures any debt the interest on which is tax-exempt under Section 103(a) of the Code;

          (xi) none of the Purchased Assets is "tax exempt use property" within the meaning of Section 168(h) of the Code;

          (xii) the Company is not a party to any Tax allocation or Tax sharing agreement;

          (xiii) the Contemplated Transactions herein are not subject to Tax withholding provisions of the Code; and

          (xiv) all items of income or deduction relating to the Software Division Business have been accurately reported on all Tax Returns as they relate to Section 267 of the Code.

     (b) The Company has not been at any time a member of any combined, consolidated or affiliated group of corporations, any partnership or joint venture or the holder of a beneficial interest in any trust for any period for which the statute of limitations for any Tax has not expired.

     (c) Schedule 2.13 contains (i) a schedule of all Tax Returns required to be filed by the Company in the states where the Software Division Business is located, (ii) a description of all past Tax Audits involving the Company, (iii) a list of all elections made by the Company relating to Taxes relating to the Software Division Business, and (iv) a list of the states, territories, and jurisdictions (whether foreign or domestic) to which any Tax is properly payable by the Company relating to the Software Division Business. Except as set forth in Schedule 2.13, the Company has retained all supporting and backup papers, receipts, spreadsheets and other information necessary for (i) the preparation of all Tax Returns that have not yet been filed, and (ii) the defense of all Tax Audits involving taxable periods either ending on or during the 6 years prior to the Closing Date or from which there are unutilized net operating loss, capital loss or investment tax credit carryovers.

     (d) The Company has collected and remitted to the appropriate Tax Authority all sales and use or similar Taxes required to have been collected, including any interest and any penalty, addition to tax or additional amount unpaid, and has been furnished properly completed exemption certificates for all exempt transactions. The Company has collected and/or remitted to the appropriate Tax Authority all property taxes, customs duties, fees, and assessments which are other than in the nature of income taxes or charge of any kind whatsoever
(including but not limited to Taxes assessed to Real Property and water and sewer rents relating thereto), including any interest and any penalty, addition to tax or additional amount unpaid.

     SECTION 2.14 Employee Benefit Plans; ERISA Matters.

     (a) Schedule 2.14 contains a complete and accurate list of all employee benefit plans (as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), and all other employee benefit plans, programs, arrangements or payroll practices. The Company has provided Purchaser with SEC Reports containing true and accurate information concerning executive compensation agreements and compensation arrangements for the board of directors and officers of the Company, and true and accurate documentation concerning employee incentive programs and arrangements. The Company has also provided to Purchaser a true and accurate copy of its personnel manual which lists (if any): employment agreements, severance agreements, sick leave, severance pay policies, plant closing benefits, salary continuation for disability, consulting or other compensation arrangements, workers' compensation, retirement, deferred compensation, bonus, stock purchase, hospitalization, medical insurance, life insurance, cafeteria or flexible spending account plan, pre-tax premium arrangement, tuition reimbursement or scholarship programs, any plans providing benefits or payments in the event of a change of Control, change in ownership, or sale of a substantial portion (including all or substantially all) of the assets of the Company, maintained by the Company or any other organization which is a member of a Controlled group of organizations (within the meaning of Sections 4414(b),(c), (m) or (o)) of which the Company is a member (the "Controlled Group"), or to which the Company or the Controlled Group has contributed at any time during the three-year period preceding the Closing Date or is or was obligated to make payments, in each case with respect to any employees (or, if the Company has any existing liability, former employees) of the Company at any time during the three-year period preceding the Closing Date (collectively, the "Employee Benefit Plans"). All Employee Benefit Plans which constitute "employee pension benefit plans" (as defined in Section 3(2) of ERISA) hereinafter, the "Employee Pension Plans") are separately listed in Schedule 2.14 hereto, and those Employee Pension Plans which are intended to qualify under Section 401 of the Code are clearly identified as such.

     (b) With respect to each Employee Benefit Plan, there have been made available to Purchaser true, correct and complete copies of the following documents: (i) all plan documents, including trust agreements, insurance policies and service agreements, and amendments thereto; (ii) the most recent Forms 5500 and any financial statements attached thereto and those for the prior three years; (iii) the last Internal Revenue Service determination letter and evidence of timely adoption of any amendments requested by the Internal Revenue Service upon which reliance on such determination letter is contingent (if applicable); (iv) summary plan descriptions, (v) the most recent actuarial report and those for the prior three years (if applicable), and (vi) written descriptions of all non-written agreements relating to any such plan;

     (c) With respect to each Employee Benefit Plan:

          (i) each such Employee Benefit Plan which is an employee pension benefit plan (as such term is defined in ERISA Section 3(2)) intended to qualify under the Code so qualifies and has received a favorable determination letter as to its qualification under the Code, and, to the Company's Knowledge, no event has occurred that will or could be expected to give rise to a disqualification or loss of tax-exempt status of any such plan or related trust or the imposition of any material liability, Lien, penalty or Tax under ERISA or the Code;

          (ii) the Company and each member of the Controlled Group has complied in all material respects with all provisions of ERISA, the Code and other applicable Law, and no act or omission by the Company or each member of the Controlled Group has occurred that will or could be expected to give rise to any Liability for a breach of fiduciary responsibilities under ERISA or to any fines or penalties under ERISA Section 502(1);

          (iii) No Employee Benefit Plan provides for any post-retirement life, medical, dental or other welfare benefits (whether or not insured) for any current or former employee except as required under Code Section 4980B, Part 6 of Title I of ERISA or applicable or state or local Law;

          (iv) all contributions, insurance and annuity premiums and salary deferrals elected by an employee or required to have been made by the Company or any member of the Controlled Group under Law or under the terms of any contract, agreement or Employee Benefit Plan for all complete and partial periods up to and including the date hereof have been made or will be made;

          (v) the Contemplated Transactions will not be the direct or indirect cause of any amount paid or payable from such Employee Benefit Plan being classified as an excess parachute payment under Code Section 280G;

          (vi) there are no matters pending before the IRS, the United States Department of Labor or the Pension Benefit Guaranty Corporation ("PBGC");

          (vii) there have been no Claims or notice of Claims filed under any fiduciary liability insurance policy covering any Employee Benefit Plans;

          (viii) each and every such Employee Benefit Plan which is a group health plan (as such term is defined under Section 5000(b)(1) of the Code or Section 607(1) of ERISA) complies, and in each and every case has complied in all material respects, with the applicable requirements of Code Section 4980B
Part 6 of Title I of ERISA, the applicable requirements of the Health Insurance Portability and Accountability Act of 1996, and all other Laws requiring the provision or continuation of health and medical benefits; and

          (ix) neither the Company nor any member of the Controlled Group maintains, sponsors or has contributed to (or, has at any time maintained, sponsored or contributed to, or been obligated to maintain, sponsor, or contribute to): (1) any voluntary employees' beneficiary association within the meaning of Section 501 (c)(9) of the Code; (2) any welfare benefit fund within the meaning of Section 419 of the Code; (3) any plan or arrangement which is subject to (A) the minimum funding requirements of Code Section 412, (B) Subtitle B Part 3 of Title I of ERISA, or (C) Title IV of ERISA; or (4) any multi-employer plan (within the meaning of Section 3(37) or 4001(a)(3) of ERISA) other than those set forth in Schedule 2.14.

     (d) With respect to any Employee Benefit Plan:

          (i) there are no Claims (other than routine claims for benefits in the ordinary course) pending or, to the Company's Knowledge, threatened, and the Company has no Knowledge of any facts which could give rise to any such Claims (other than routine claims for benefits in the ordinary course), which could subject the Company or any member of the Controlled Group to any material liability;

          (ii) neither the Company, any member of the Controlled Group nor, to the Company's Knowledge, any other Person engaged in a prohibited transaction, as such term is defined in Code Sections 4975 or ERISA Section 406, which would subject any member of the Controlled Group to any Taxes, penalties or other Liabilities resulting from prohibited transactions under Code Section 4975 or under ERISA Sections 409 or 502(i);

          (iii) no event has occurred and no condition exists that could subject the Company or any member of the Controlled Group to any Tax or penalty under Code Sections 511, 4971, 4972, 4976, 4977, 4978, 4979, 4979A, 4980B or 5000, or
to a fine under ERISA Section 502(c);

          (iv) neither the Company nor any member of the Controlled Group is subject to (1) any Liability or Lien under any agreement imposing secondary liability on either the Company or on any member of the Controlled Group as a seller of the assets of a business in accordance with Section 4204 of ERISA or under any other provision of Title IV of ERISA or Code Section 412, (2)
contingent liability under Title IV of ERISA to the PBGC or to any plan, participant or other Person, or (3) a Lien under Section 4068 of ERISA; and

          (v) the Company is not subject to any Liability pursuant to Section 4069 of ERISA.

     (e) Neither the Company nor any member of the Controlled Group is subject to any legal, contractual, equitable or other obligations to (1) establish as of any date any employee benefit plan of any nature, including, without limitation, any Employee Benefit Plan or any other pension, profit sharing, welfare, post-retirement welfare, stock option, stock or cash award, non-qualified deferred compensation or executive compensation plan, policy or practice, or (2) continue any employee benefit plan of any nature, including, without limitation, any Employee Benefit Plan or any other pension, profit sharing, welfare or post-retirement welfare plan, or any stock option, stock or cash award, non-qualified deferred compensation or executive compensation plan, policy or practice (or to continue their participation in any such benefit plan, policy or practice) on or after the date hereof;

          (i) the Company and each member of the Controlled Group may, in any manner, and without the consent of any employee, beneficiary or other Person, terminate, modify or amend any such Employee Benefit Plan or any other plan, program or practice (or its participation in such Employee Benefit Plan or any other plan, program or practice) effective as of any date on or after the date hereof;

          (ii) no representations or communications (directly or indirectly, orally, in writing or otherwise) with respect to participation, eligibility for benefits, vesting, benefit accrual coverage or other material terms of any Employee Benefit Plan have been made to any employee, beneficiary or other Person other than those which are in accordance with the terms and provisions of each such Plan as in effect immediately prior to the date hereof and the Closing Date; and

          (iii) neither the Company nor any fiduciary with respect to the Employee Benefit Plans has issued or distributed any written communication to any present or former employees of the Company regarding the transactions contemplated by this Agreement or any effect the transactions would have on any Employee Benefit Plan or other employee-related practice, policy or arrangement.

     SECTION 2.15 Employee-Related Matters.

     (a) The Company has delivered to Purchaser a true and accurate list certified by an officer of the Company of the full and part-time employees (listed by job classification), independent contractors and consultants of the Software Division Business as of the date of this Agreement and a description of the rate and nature of all compensation payable by the Company to each such Person. Except as set forth on Schedule 2.15, the employment, independent contracting, or consulting arrangements or other agreements of all such Persons is terminable at will without payment, charge, penalty or Liability.

     (b) Except as set forth in Schedule 2.15, (i) the Company is not a party to any Contract with any labor organization or other representative of its employees; (ii) there is no unfair labor practice charge or complaint pending, or, to the Company's Knowledge, threatened against the Company; (iii) the Company has not experienced any labor strike, slowdown, work stoppage or similar labor controversy within the past three (3) years; (iv) no representation question has been raised respecting the Company's employees working within the past three (3) years, nor are there any campaigns being conducted to solicit authorization from the Company's employees to be represented by any labor organization; (v) no Claim before any Governmental Body (as defined herein) brought by or on behalf of any employee, prospective employee, former employee, retiree, labor organization or other representative of the Company's employees, is pending or, to the Company's Knowledge, threatened against the Company; (vi) the Company is not a party to, or otherwise bound by, any Order relating to its employees or employment practices; and (vii) the Company has paid in full to all of their employees all wages, salaries, commissions, bonuses, benefits and other compensation due and payable to such employees.

     SECTION 2.16 Insurance. Schedule 2.16 sets forth a list of all insurance policies, fidelity and surety bonds and fiduciary liability policies (the "Insurance Policies") covering the Purchased Assets. Copies of all such Insurance Policies shall be provided to Purchaser upon reasonable notice from Purchaser to Seller. As to those Insurance Policies expiring as of March 31, 2000, or any other date prior to the Closing Date, the Company shall deliver binders or endorsements evidencing that such Insurance Policies are in full force and effect. Except as set forth in Schedule 2.16, there is no claim by the Company pending under any of such Insurance Policies as to which coverage has been questioned, denied or disputed by the underwriters of such Insurance Policies or requirement by any insurer to perform work which has not been satisfied. All premiums due under all Insurance Policies have been paid and the Company is otherwise in material compliance with the terms and conditions of all such Insurance Policies. All Insurance Policies are in full force and effect. The Company does not know of any threatened termination of, premium increase with respect to, or uncompleted requirements under, any Insurance Policy.

     SECTION 2.17 Compliance with Laws. The Company represents and warrants that, except as such would not have a material adverse impact on the Software Division Business, it is not in violation of any order, judgment, injunction, award, citation, decree, consent decree or writ (collectively, "Orders"), or any law, statute, code, ordinance, rule, regulation, policy or other requirement (each a "Law" and collectively, "Laws"), of any government or political subdivision thereof, whether federal, state, local or foreign, or any agency or instrumentality of any such government or political subdivision, or any court or arbitrator, or any other competent regulatory authority (collectively, "Governmental Bodies") affecting or relating to the Purchased Assets or the Software Division Business of the Company.

     SECTION 2.18 Permits. The Company has obtained all licenses, permits, certificates of occupancy, orders, authorizations and approvals (collectively, "Permits") and all Environmental Permits (as defined herein) issued by, and has made all required registrations and filings with, any Governmental Body that are required for the conduct of the Software Division Business. All such Permits and Environmental Permits that are required for the conduct of the Seller's Business by the Company are listed in Schedule 2.18 and are in full force and effect. Except as such would not have a material adverse impact on the Software Division Business, no violations are or have been recorded in respect of any Permit or Environmental Permit and no proceeding is pending or, to the Company's Knowledge, threatened to revoke or limit any Permit or Environmental Permit and no Permit or Environmental Permit will terminate by reason of the Contemplated Transactions.

     SECTION 2.19 Environmental Matters.

     (a) The Company represents and warrants that:

          (i) The Company is in material compliance with all Environmental Laws;

          (ii) There have been no Releases of Hazardous Substances by the Company or violations of Environmental Laws alleged by Governmental Bodies or any other Person against the Company;

          (iii) The Company nor any of its respective Affiliates has received oral or written notice of a violation, Regulatory Action, or of a claim of potential or actual Liability by any Governmental Body or any other Person against the Company under Environmental Laws, nor are any such potential Claims Known to the Company;

          (iv) None of the sites or facilities owned, leased, used by or Controlled by the Company (both currently or ever in the past) (A) are or have been used by the Company or any other entity to generate, manufacture, process, refine, handle, use or dispose of any Hazardous Substances, or (B) have or have had areas of contamination from Releases of Hazardous Substances that have been remediated or that require remediation under Environmental Laws; and

          (v) To the best of the Company's Knowledge, there are no underground storage tanks, polychlorinated biphenyl-containing or asbestos-containing structures or items are in place at any facility owned or leased or Controlled by the Company (both currently or even in the past) and any such previously located tanks, items or structures have been removed (and area of location remediated) in accordance with applicable Environmental Laws.

     SECTION 2.20 Customers and Clients. Except as set forth in Schedule 2.20, the relationships of the Company with its Software Division Business Customers ("Customers") are reasonable commercial working relationships. Except as set forth on Schedule 2.20, none of the Company's Javelan or LegalHouse Customers has, within the last twelve months, threatened in writing to cancel or otherwise terminate, any material relationship with the Company and none of the Company's Javelan or LegalHouse Customers has, during the last twelve months, decreased materially or threatened to decrease or limit materially, the relationship with the Company. All amounts owing from the Customers have been paid in accordance with their respective terms, except as disclosed on Schedule 2.7.

     SECTION 2.21 SEC Filings. The Company has provided Purchaser with copies of each report, schedule, registration statement and definitive proxy statement (including all exhibits thereto) (collectively, the "SEC Reports") filed by the Company with the Securities and Exchange Commission (the "SEC") on or after March 31, 1998, which are all of the forms, reports and documents required to be filed by the Company with the SEC since such date. The Company's SEC Reports:
(i) complied  with the  requirements  of the  Securities  Act or the  Securities
Exchange Act of 1934, as amended, as the case may be, at the times they were filed, (or if amended or superceded by a filing prior to the date of this Agreement then the date of such filing) and (ii) did not at and as of the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     SECTION 2.22 Finders' Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Company who might be entitled to any fee or commission from the Company upon consummation of the Contemplated Transactions.

     SECTION 2.23 [Reserved].

     SECTION 2.24 Disclosure. Neither this Agreement, the Schedules hereto, nor any audited or unaudited financial statements, documents or certificates furnished or to be furnished to Purchaser by or on behalf of the Company pursuant to this Agreement or in connection with the Contemplated Transactions contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. There are no facts Known to the Company and not disclosed herein or on the Schedules hereto, which might reasonably be expected to directly and materially adversely affect the value of the Purchased Assets or the Condition of the Business. All representations and warranties made by the Company will be deemed to have been relied on by Purchaser (notwithstanding any investigation by Purchaser).

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                     OF PURCHASER AND KEYSTONE SOFTWARE PLC

     Purchaser and Keystone Software PLC, as applicable, represent and warrant to the Company as of the date of this Agreement and as of the Closing Date (as if each such representation and warranty was made on the Closing Date), that:

     SECTION 3.1 Authority Relative to This Agreement.

     (a) Purchaser. Purchaser has full power and authority to execute and deliver this Agreement and each other Transaction Document to which it is a party and to consummate the Contemplated Transactions. As of the Closing Date, the execution, delivery and performance by Purchaser of this Agreement and the other Transaction Documents to which it is a party and the consummation by it of the Contemplated Transactions shall have been duly and validly authorized and approved by Purchaser's Board of Directors, and by any other corporate proceeding or action necessary to authorize the execution and delivery of this Agreement or the other Contemplated Transactions. This Agreement has been duly and validly executed and delivered by Purchaser and (assuming the valid execution and delivery of this Agreement by the other parties herein) constitutes the legal, valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms, except as limited by the Enforceability Exceptions.

     (b) Keystone Software PLC. Keystone Software PLC has full power and authority to execute and deliver this Agreement and each other Transaction Document to which it is a party and to consummate the Contemplated Transactions to the extent of its obligations under such Transaction Documents. As of the Closing Date, the execution, delivery and performance by Keystone Software PLC of this Agreement and the other Transaction Documents to which it is a party and the consummation by it of the Contemplated Transactions shall have been duly and validly authorized and approved by Keystone Software PLC's Board of Directors, and by any other corporate proceeding or action necessary to authorize the execution and delivery of this Agreement or the other Contemplated Transactions. This Agreement has been duly and validly executed and delivered by Keystone Software PLC and (assuming the valid execution and delivery of this Agreement by the other parties herein) constitutes the legal, valid and binding agreement of Keystone Software PLC, enforceable against Keystone Software PLC in accordance with its terms, except as limited by the Enforceability Exceptions.

     SECTION 3.2 No Conflicts; Consents.

     (a) Purchaser. Except as set forth in Schedule 3.2(a), neither the execution, delivery and performance by Purchaser of this Agreement and each other Transaction Document to which it is a party nor the consummation of the Contemplated Transactions to which Purchaser is a party (i) violates any provision of the Charter or By-laws of Purchaser; (ii) requires Purchaser to obtain any consent, approval or action of or waiver from, or make any filing with, or give any notice to, any Governmental Body or any other Person; (iii) violates, conflicts with or results in the breach or default under (after the giving of notice or the passage of time), or permits the termination of, any material Contract to which Purchaser is a party or by which it or any of its assets may be bound or subject; or (iv) violates any Law or Order of any Governmental Body against, or binding upon, Purchaser or upon its assets or business.

     (b) Keystone Software PLC. Except as set forth in Schedule 3.2(b), neither the execution, delivery and performance by Keystone Software PLC of this Agreement and each other Transaction Document to which it is a party nor the consummation of the Contemplated Transactions to which Keystone Software PLC is a party (i) violates any provision of the Charter or By-laws of Keystone Software PLC; (ii) requires Keystone Software PLC to obtain any consent, approval or action of or waiver from, or make any filing with, or give any notice to, any Governmental Body or any other Person; (iii) violates, conflicts with or results in the breach or default under (after the giving of notice or the passage of time), or permits the termination of, any material Contract to which Keystone Software PLC is a party or by which it or any of its assets may be bound or subject; or (iv) violates any Law or Order of any Governmental Body against, or binding upon, Keystone Software PLC or upon its assets or business.

     SECTION 3.3 Corporate Existence and Power.

     (a) Purchaser. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite powers and all material Permits required to own, lease and operate its properties and to conduct its business as currently conducted.

     (b) Keystone Software PLC. Keystone Software PLC is a foreign public limited company duly organized, validly existing and in good standing under the laws of the United Kingdom and has all requisite powers and all material Permits required to own, lease and operate its properties and to conduct its business as currently conducted.

     SECTION 3.4 Finders' Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Purchaser or Keystone Software PLC who might be entitled to any fee or commission from Purchaser or Keystone Software PLC upon consummation of the Contemplated Transactions.

                                   ARTICLE IV

                        COVENANTS AND AGREEMENTS PRIOR TO
                            AND SUBSEQUENT TO CLOSING

     SECTION 4.1 Conduct of the Software Division Business of the Company.

     (a) From the date hereof through the Closing Date, the Company agrees:

          (i) To operate the Software Division Business in a reasonable and prudent manner, to conduct its operations according to the ordinary and usual course of the Software Division Business consistent with past practice, to preserve intact its present business organization and structure, to keep available the services of its present officers, agents and full-time employees, to use best efforts to preserve and maintain its assets and the goodwill of the Software Division Business and to use best efforts to preserve its relationships with customers, clients, independent contractors, employees and other Persons having business dealings with it or material to the operation of the Software Division Business;

          (ii) To maintain in the ordinary course of the Software Business, consistent with past practice and in accordance with all Contracts, the Real Property, all its material structures, equipment and other tangible property in their present repair, order and condition, subject to ordinary wear and tear;

          (iii) To maintain the books and records relating to the Seller's Business in the usual and ordinary manner and in a manner that fairly and correctly reflects the income, expenses, assets and Liabilities of the Company consistent with GAAP, and to record and effect services rendered in the usual and ordinary manner consistent with past practices;

          (iv) Not to incur any Liability, including, without limitation, any capital expenditure (other than Liabilities incurred in the ordinary course of the Seller's Business, consistent with past practice, which are not in the aggregate material thereto);

          (v) Not to undertake (nor permit to be undertaken) any of the actions specified in Section 2.8;

          (vi) Not to pay, discharge or satisfy any Claim or Liability, other than the payment, discharge or satisfaction in the ordinary course of the Software Division Business of Claims or Liabilities incurred in the ordinary course of the Software Division Business, consistent with past practice;

          (vii) Not to sell, transfer, convey, assign or otherwise dispose of any Purchased Assets, except in the ordinary course of the Software Division Business consistent with past practices, or create, incur or assume any Lien on any Purchased Assets;

          (viii) Not to waive, release or cancel any Claims against third parties or debts owing to the Software Division Business of the Company or any rights which have any value or make any Tax election or settle or compromise any federal, state, local or foreign income Tax Liability, or waive or extend the statute of limitations in respect of any such Taxes;

          (ix) That except for options, warrants, convertible or exchangeable securities, commitments, subscriptions or rights to purchase which have been previously issued and remain outstanding as of the Closing Date, the Company shall not authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, convertible or exchangeable securities, commitments, subscriptions, rights to purchase or otherwise) any shares of the Company's capital stock or any other securities, or amend any of the terms of any such securities;

          (x) Not to terminate, modify, amend or otherwise alter or change any of the terms or provisions of any Contract, except in the ordinary course of business, or create any default under the terms of any Contract or pay any amount not required by Law or by any Contract;

          (xi) Not to increase the compensation or other remuneration payable or to become payable to any employee of the Software Division Business, or any alteration in the benefits payable to any thereof, except as mutually agreed upon by Purchaser and Seller;

          (xii) Not to declare, set aside, distribute or pay any dividend or other distribution with respect to any interest in the Company or otherwise to the Company's shareholders; and

          (xiii) Not to agree to do any of the foregoing.

     (b) From the date hereof through the Closing Date, the Company agrees to use best efforts: (i) to cause the affairs of the Company to be conducted in such a manner so that the representations and warranties of the Company contained herein shall continue to be true and correct on and as of the Closing Date as if made on and as of the Closing Date; (ii) to obtain and deliver to Purchaser at the Closing the fully executed documents and other items identified in Section 5.2(f).

     (c) From the date hereof through the Closing Date, the Company shall consult with Purchaser prior to any renewal, amendment, extension or termination of, wavier of any material right under, or any failure to renew, any Contract and will not take any such action if Purchaser objects thereto in writing.

     (d) From the date hereof through the Closing Date, the Company shall continue to carry all Insurance Policies and shall not allow any Known breach, default, termination or cancellation of Insurance Policies to occur or exist.

     SECTION 4.2 Corporate Examinations and Investigations. Prior to the Closing Date, the Company agrees that Purchaser shall be entitled, through its directors, officers, Affiliates, employees, attorneys, accountants, representatives, lenders, consultants, independent contractors and other agents (collectively, "Representatives") to make such investigation of the Purchased Assets and the Software Division Business, and such examination of the books, records and financial condition of the Company relating to the Software Division Business, as Purchaser deems necessary. Any such investigation and examination shall be conducted upon reasonable notice, and the Company shall cooperate fully therein. In that connection, the Company shall make available to the Representatives of Purchaser during such period, without however causing any unreasonable interruption in the operations of the Business, all such information and copies of such documents and records concerning the affairs of the Company as such Representatives may reasonably request, shall permit the Representatives of Purchaser access to the Purchased Assets and all parts thereof and to the Company's Representatives and its employees, customers, suppliers and others, and shall cause the Company's Representatives to cooperate fully in connection with such review and examination. No investigation by Purchaser shall diminish or obviate or otherwise affect any of the representations, warranties, covenants or agreements of the Company contained in this Agreement.

     SECTION 4.3 Additional Financial Statements. Prior to the Closing Date, as soon as available or in any event by April 30, 2000, the Company shall furnish Purchaser with the Interim Statements in form and substance comparable to such other financial or other information routinely prepared by the Company. The Company shall also deliver post-Closing to Purchaser audited financial statements for the fiscal year ending March 31, 2000.

     SECTION 4.4 Consents, Filings and Authorizations; Efforts to Consummate. As promptly as practicable after the date hereof, the Purchaser and the Company shall make all filings and submissions under such Laws as are applicable to them or to their respective Affiliates as may be required for them to consummate the Contemplated Transactions in accordance with the terms of this Agreement and shall furnish copies thereof to each other party prior to such filing and shall not make any such filing or submission to which Seller or Purchaser, as the case may be, reasonably objects in writing. All such filings shall comply in form and content in all material respects with applicable Law. Subject to the terms and conditions herein, each party hereto, without payment or further consideration, shall use its best efforts to take or cause to be taken all action and to do or cause to be done all things necessary, proper or advisable under applicable Laws, Permits and Orders, to consummate and make effective, as soon as reasonably practicable, the Contemplated Transactions, including, but not limited to, the obtaining of all the Company's Required Consents and Permits or consents of any third party, whether private or governmental, required in connection with such party's performance of such transactions and each party hereto shall cooperate with the other in all of the foregoing. The parties shall use reasonable endeavors to bring about the satisfaction as soon as possible of all the conditions set forth in Article V, subject to Law and any applicable fiduciary duties. The parties shall not take any action that would, or that could reasonably be expected to, result in any of the conditions set forth in
Article V not being satisfied.

     SECTION 4.5 Negotiations with Others.

     (a) Obligations of the Company. From and after the date hereof unless and until this Agreement shall have been terminated in accordance with its terms, Seller hereby agrees that, unless required to by Law or Securities Act rule, it will not participate in any inquiry, proposal or offer from any Person relating to any direct or indirect acquisition or purchase of all or a portion of the Software Division Business of the Company, or any other transaction the consummation of which could reasonably be expected to impede, interfere with, prevent or materially delay the Contemplated Transactions or which would reasonably be expected to materially dilute the benefits to Purchaser of the Contemplated Transactions (an "Acquisition Proposal"); neither the Company nor its Affiliates will solicit, initiate, assist, encourage, participate in, continue or enter into negotiations or discussions of any type, directly or indirectly, with, or furnish any information or data to any Person other than Purchaser.

     (b) The Company shall immediately notify Purchaser after receipt of any formal, informal, written or oral Acquisition Proposal or any request for nonpublic information relating to the Company or any of its Affiliates in connection with an Acquisition Proposal or for access to the properties, assets, books or records of the Company or any of its Affiliates that informs the Board of Directors or the Company that some other Person is considering making, or has made, an Acquisition Proposal. Such notice to Purchaser shall be made orally and in writing and shall indicate in reasonable detail the identity of the offeror and the terms and conditions of such Acquisition Proposal, inquiry or contact. The Company shall also notify such Person of the existence, but not the terms, of this Agreement. The Company shall not disclose or give access to any such information relating to the Company or its Affiliates without the Purchaser's consent, or as ordered by any court or competent Governmental Body.

     (c) Obligations of the Purchaser. From and after the date hereof unless and until this Agreement shall have been terminated in accordance with its terms, Purchaser hereby agrees that, unless required to by Law, it will not participate in any inquiry, proposal or offer from any Person relating to any direct or indirect purchase or acquisition by Purchaser of all or a portion of any other software business that is similar to that of the Software Division Business where such acquisition would be in lieu of Purchaser's acquisition of the Software Division Business as provided herein (a "Sales Proposal ").

     (d) Purchaser shall immediately notify the Company after receipt of any formal, informal, written or oral Sales Proposal or any request for nonpublic information relating to the Purchaser or any of its Affiliates in connection with a Sales Proposal that informs the Board of Directors or the Purchaser that some other Person is considering making, or has made, a Sales Proposal. Such notice to the Company shall be made orally and in writing and shall indicate in reasonable detail the identity of the offeror and the terms and conditions of such Sales Proposal, inquiry or contact. Purchaser shall also notify such Person of the existence, but not the terms, of this Agreement. Purchaser shall not disclose or give access to any such information relating to Purchaser or its Affiliates without the Company's consent, or as ordered by any court or competent Governmental Body.

     SECTION 4.6 Notices of Certain Events. Prior to the Closing Date, the Company and the Purchaser shall promptly notify the other of:

     (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Contemplated Transactions;

     (b) any notice or other communication from any Governmental Body in connection with the Contemplated Transactions;

     (c) any event, condition or circumstance occurring from the date hereof through the Closing Date that would constitute a violation or breach of any representation or warranty, whether made as of the date hereof or as of the Closing Date, or that would constitute a violation or breach of any covenant or agreement of any party contained in this Agreement; and

     (d) any notice or other communication from a Governmental Body relating to Taxes of the Company.

     SECTION 4.7 Public Announcements. Prior to the Closing Date, the Company and Purchaser will consult with each other before issuing any press release or otherwise make any public statement with respect to the Contemplated Transactions, and will not issue any such press release or make any such public statement without the prior approval of the Company or Purchaser, as the case may be, except as may be required by applicable Law, Order or rule of the American Stock Exchange, in which event the other party shall have the right to review and comment upon (but not approve) any such press release or public statement prior to its issuance.

     SECTION 4.8 Confidentiality.

     (a) Prior to the Closing Date, Purchaser shall hold in strict confidence, unless compelled to disclose by judicial or administrative process, or by any other requirements of Law or Order of any Governmental Body, all information concerning the Company which it has obtained from Seller prior to, on or after the date hereof in connection with the Contemplated Transactions, and Purchaser shall not use or disclose to others, or permit the use of or disclosure of, any such information so obtained, and will not release or disclose such information in connection with this Agreement. The foregoing provision shall not apply to any such information to the extent (i) known by Purchaser prior to the date such information was provided to Purchaser by the Seller in connection with the Contemplated Transactions, (ii) made known to Purchaser from a third party not in breach of any confidentiality requirement, or (iii) made public through no fault of Purchaser or any of their Representatives.

     (b) If this Agreement is terminated as provided herein and the Contemplated Transactions are not consummated and if requested by the Seller, Purchaser shall return to the Seller all tangible evidence of such information regarding the Company.

     (c) The provisions of this Section 4.8 supplement the terms of that certain Letter, dated as of February 27, 2000, between Keystone Software PLC and the Company (the "Existing Confidentiality Agreement"). The parties hereto agree that (i) the Existing Confidentiality Agreement shall remain in full force and effect until the Closing Date, and (ii) on the Closing Date, the Existing Confidentiality Agreement shall be terminated and thereafter shall no longer be of any force or effect.

     SECTION 4.9 Expenses. Except as otherwise specifically provided in this Agreement, the parties hereto shall bear their respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the Contemplated Transactions, including, without limitation, all fees and expenses of their respective Representatives and all Taxes. Payment of all United States Taxes associated with the Contemplated Transactions shall be borne by the Company.

     SECTION 4.10 Claims Under Insurance Policies. After the Closing Date, the Seller shall cooperate with Purchaser in respect of Claims made after the Closing Date under occurrence-based Insurance Policies based upon events occurring prior to the Closing Date. The Company agrees not to limit, modify or otherwise compromise Purchaser's ability to make Claims, if any, under any such Insurance Policies.

     SECTION 4.11 Supplements to Disclosure Schedules. It is understood and agreed that the Company has a continuing obligation until the Closing Date to amend or supplement promptly the Schedules attached to this Agreement with respect to any matter hereafter arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in such Schedules or that is necessary to complete or correct any information in any representation or warranty of the Company contained in this Agreement. The disclosure provided by the Company in any such amended, supplemented or revised Schedule shall in no way affect or be deemed to limit Purchaser's right and option, exercisable at anytime prior to the Closing, to provide written notice to the Company that the Purchaser has elected to terminate this Agreement and the Contemplated Transactions if, in the exercise of the Purchaser's commercially reasonable good faith judgment, items added to the Schedules that were not included in the Schedules in the form attached to this Agreement at the time of execution, disclose that matters exist which individually or in the aggregate may have a material adverse effect on the Condition of the Business. If Purchaser does not elect to terminate this Agreement as provided above, this Agreement shall remain in full force and effect subject to the express provisions hereof.

SECTION 4.12 Further Assurances. The Company hereby agrees, without further consideration, to execute and deliver following the Closing such other instruments of transfer and take such other action as Purchaser may reasonably request in order to put Purchaser in possession of, and to vest in Purchaser, good, valid and unencumbered title to the Purchased Assets in accordance with this Agreement and to consummate the Contemplated Transactions. Purchaser hereby agrees, without further consideration, to take such other action following the Closing and execute and deliver such other documents as Seller may reasonably request in order to consummate the Contemplated Transactions in accordance with this Agreement. Notwithstanding the generality of the foregoing, the Company agrees to enter into such agreements as may be reasonably requested by Purchaser having the effect of assigning the rights of Purchaser hereunder and under the other documents executed in connection herewith to the lenders of Purchaser providing financing for the Contemplated Transactions and/or to other lenders to the Purchaser and/or its Affiliates.

     SECTION 4.13 Bulk Transfer Laws.

     Uniform Commercial Code Bulk Sales Provisions. To the extent that the bulk sales provisions of the Uniform Commercial Code may apply to this transaction, Purchaser and the Company agree to waive any notification of the transfer of the Purchased Assets and Software Division Business to the Purchaser. Notwithstanding the foregoing, the Company and its successors and assigns agree to indemnify, defend and hold Purchaser harmless from and against any claims brought against Purchaser or its successors and assigns relating to the bulk sales provisions of the Uniform Commercial Code. The procedure for such indemnification will be as set forth in Section 7.4 of this Agreement.

     (b) New York State Bulk Sales Tax Provisions. Purchaser shall prepare and file Form AU 196.10 with the New York Department of Taxation and Finance. The Company agrees to pay all transfer taxes assessed on this transaction. Purchaser and Seller agree that the value of tangible assets will be recorded on Form 8594 at book value, which is presently believed to be no greater than Two Hundred Fifty Thousand Dollars ($250,000.00) (USD). To the extent it qualifies for such exemption, Purchaser agrees to seek a sales tax exemption with respect to software and equipment being used in a production capacity by filing Form ST-121.3 with the New York State Department of Taxation and Finance. Notwithstanding any of the foregoing, the Company and its successors and assigns agree to indemnify, defend and hold Purchaser harmless from and against any claims brought against Purchaser or its successors and assigns relating to the New York (or any other states') bulk sales tax provisions. The procedure for such indemnification will be as set forth in Section 7.4 of this Agreement.

     SECTION 4.14 Company Employees.

     (a) Except for those employees of the Company identified in Section 5.2(f)(xv), Purchaser may offer employment to those employees of the Company's Software Division on the Closing Date identified as such on the list previously delivered to Purchaser pursuant to Section 2.15 of the Agreement (the "Employee List"); provided that any such employment shall constitute "employment at will." Purchaser agrees to employ at least fifty-one percent (51%) of the employees of the Software Division Business. The Company shall use its best efforts to retain each of the Software Division employees as employees until the Closing Date. The Company and Purchaser shall cooperate in informing those Software Division employees whom Purchaser desires to offer employment on terms acceptable to the Purchaser. The Company shall also use its best efforts to cooperate with the Purchaser in obtaining the employment of such persons and shall promptly notify Purchaser if any of such persons advises the Company of an unwillingness to accept employment by Purchaser subsequent to the Closing Date. Nothing herein shall be construed to be an employment agreement for the benefit of any Person listed on the Employee List, or a guarantee that such employees will be offered or will accept employment, except as otherwise provided herein.

     (b) Purchaser shall not have any Liability or obligation to or for any employee of the Company, including, without limitation, those employees that are offered and have accepted employment with the Purchaser, based on any event, occurrence or service performed by such employees to or on behalf of the Company prior to the Closing Date. Except as set forth in Section 1.3(c), the Company will pay to its Software Division employees any accrued benefits arising from their employment with the Company in accordance with the Company's policies, including any accrued benefits to which they are entitled under the provisions of any vacation pay policy and any of the Employee Benefit Plans identified in
Schedule 2.14 in accordance with the provisions of such plans. Each such person who becomes an employee of Purchaser on the Closing Date will join the Purchaser as a new employee for purposes of determining their benefits under any Employee Benefit Plans or Employee Pension Plans maintained by Purchaser for itself and Affiliates.

     (c) The Company shall have, effective as of 11:59 p.m. the day prior to the Closing Date, obtained the resignations or terminated, subject to the Closing, the employment of each of the persons whom Purchaser has identified as employees who have accepted employment with Purchaser.

     (d) The Company agrees to continue to sponsor after the Closing Date each group health plan named in Schedule 2.14 for the purpose of providing continuation coverage to each employee who is not hired by Purchaser and whose employment with the Company will be terminated as a result of Purchaser acquiring the Software Division Business (and their qualified beneficiaries) in accordance with the health care continuation requirements of the Consolidated Omnibus Reconciliation Act of 1985 as set forth in Section 4980B of the Code and Title I, Part VI of ERISA.

     SECTION 4.15 Licenses.

     Third Party Licenses. Within thirty days after the Closing Date, Purchaser shall acquire certain third party licenses in its own name from third party licensors and the Company shall pay 50% of the cost of acquiring such licenses, up to Twenty Two Thousand Five Hundred Dollars ($22,500.00) USD. Any third party license not subject to this section shall be transferred and assigned to Purchaser with appropriate consents.

     (b) Javelan License. Immediately following Closing, Purchaser shall issue to the Company a license for the Javelan software to be used by the Company solely in connection with the Company's internal business operations. Seller will be charged a monthly license fee consistent with Seller's current monthly license fee for ten concurrent users for all modules of Javelan and JavelanX.

     SECTION 4.16 Company Shareholder Approval. The Seller's Board of Directors has approved this Agreement and the sale of the Software Division Business to Purchaser. The Board of Directors will recommend to the Company's shareholders to vote to approve the sale of the Software Division Business to Purchaser at a special meeting of shareholders on the terms and conditions set forth in this Agreement.

     SECTION 4.17 Transition Sharing Agreement. Purchaser and Seller agree to share certain assets for a sixty day period following the Closing Date at no cost to either party. Such assets will include the Seller's accounting system. Additionally, the parties agree to the disposition of certain Purchased Assets (e.g. partitions) with a right of first refusal to Seller.

                                    ARTICLE V

                              CONDITIONS TO CLOSING

     SECTION 5.1 Conditions to the Obligations of the Company. All obligations of the Company to consummate the Contemplated Transactions hereunder are subject to the fulfillment (or waiver by the Company) on or prior to the Closing of each of the following further conditions:

     (a) Performance. Purchaser shall have performed and complied with all agreements, obligations and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

     (b) Shareholder Vote. The Company shall have received from its shareholders the requisite authority and approval to execute, deliver and perform the Agreement.

     (c) Representations and Warranties. The representations and warranties of Purchaser contained in this Agreement and in any certificate or other writing delivered by Purchaser pursuant hereto shall be true at and as of the Closing Date as if made at and as of such time.

     (d) Purchase Price. The Purchase Price shall have been paid by the Purchaser in accordance with Section 1.5.

     (e) No Proceeding or Litigation; No Injunction. No Claim instituted by any Person shall have been commenced or pending against the Purchaser or any of its respective Affiliates, officers or directors which Claim seeks to restrain, prevent, change or delay in any material respect the Contemplated Transactions or seeks to challenge any of the material terms or provisions of this Agreement or seeks damages in connection with any of such transactions. There exists no provision of any applicable Law or Order prohibiting the consummation of the Contemplated Transactions.

     (f) Documentation. There shall have been delivered to the Company the following:

          (i) A certificate, dated as of the Closing Date, of Purchaser confirming the matters set forth in Section 5.1(a) and (c) hereof.

          (ii) A certificate, dated as of the Closing Date, of the Secretary or Assistant Secretary of Purchaser certifying, among other things, that attached or appended to such certificate is: (A) a true copy of all corporate actions taken by it, including resolutions of its respective board of directors authorizing the consummation of the Contemplated Transactions and the execution, delivery and performance of this Agreement and each other Transaction Document to be delivered by the Company pursuant hereto; and (B) the names and signatures of its respective duly elected or appointed officers who are authorized to execute and deliver this Agreement, the Transaction Documents to which the Company is a party and any certificate, document or other instrument in connection herewith.

          (iii) A signed opinion letter of Purchaser's counsel, dated the Closing Date and addressed to the Company, in a form reasonably acceptable to Purchaser and Purchaser's counsel. A form of counsel opinion is annexed hereto as Exhibit C.

          (iv) Good standing certificates for Purchaser from the Secretary of State of the State of Delaware.

     SECTION 5.2 Conditions to the Obligations of Purchaser. All obligations of Purchaser to consummate the Contemplated Transactions hereunder are subject to the fulfillment (or waiver by Purchaser) on or prior to the Closing of each of the following further conditions:

     (a) Performance. The Company shall have performed and complied with all agreements, obligations and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date. The Company shall be in actual compliance with the provisions of Section 4.1.

     (b) Representations and Warranties. The representations and warranties of the Company in this Agreement and in any certificate or other writing delivered by the Company pursuant hereto shall be true at and as of the Closing Date as if made at and as of such time.

     (c) No Adverse Change. During the period from the date hereof to the Closing Date, there shall not have been (i) any material adverse change in the Condition of the Business or in the Company's relationships with its Customers;
(ii) any damage, destruction, casualty, determination or other event to or affecting the assets of the Company which has a material adverse effect on the Purchased Assets or the Software Division Business of the Company; or (iii) any Claims or Liens filed or threatened, against or affecting the Company or the Purchased Assets which, if adversely determined, is reasonably likely to have a material adverse effect on the Condition of the Business.

     (d) Due Diligence. Purchaser shall have (i) completed its legal, financial, environmental and business due diligence investigation of the Purchased Assets and the Software Division Business, and (ii) the results of such due diligence investigation and contents of such reports shall be satisfactory to the Purchaser in its sole discretion.

     (e) No Proceeding or Litigation; No Injunction. No Claim instituted by any Person shall have been commenced or pending against the Company or any of its respective Affiliates, officers or directors which Claim seeks to restrain, prevent, change or delay in any material respect the Contemplated Transactions or seeks to challenge any of the material terms or provisions of this Agreement or seeks damages in connection with any of such transactions. To the best of Company's Knowledge, there exists no provision of any applicable Law or Order prohibiting the consummation of the Contemplated Transactions.

     (f) Documentation. There shall have been delivered to Purchaser the following:

          (i) A certificate, dated the Closing Date, of the Company confirming the matters set forth in Sections 5.2(a) and (b).

          (ii) A certificate, dating the Closing Date, of the Company, certifying, among other things, that attached or appended to such certificate
(A) is a true and correct copy of the Certificate of Incorporation and By-laws of the Company, and all amendments if any thereto as of the date thereof; (B) is a true copy of all actions taken by the Board of Directors and shareholders of the Company authorizing the consummation of the Contemplated Transactions and the execution, delivery and performance of this Agreement and each other Transaction Document to be delivered by Purchaser pursuant thereto; and (C) are the names and signatures of the duly elected or appointed Representatives of the Company who are authorized to execute and deliver the Transaction Documents to which the Company is a party and any certificate, document or other instrument in connection herewith;

          (iii) True, correct and complete copies of all the Company's Required Consents and Permits.

          (iv) The executed Noncompetition Agreements among the Purchaser and all of the officers of the Company (with the exception of David Blankenship), each in the form annexed hereto as Exhibit D.

          (v) An executed Noncompetition Agreement between the Company and Purchaser, in the form annexed hereto as Exhibit E.

          (vi) A certificate, dated the Closing Date, executed by the Company to the effect that as of the Closing Date and except as otherwise set forth in
Schedule 2.20, (i) the Customers of the Company remain as customers, (ii) there has been no substantial reduction in the level of any Customer's purchases from the Company, and (iii) the Company has no Knowledge or any indication that any Customer intends to substantially reduce its purchases from the Company.

          (vii) The executed Form 8594 in the form annexed  hereto as Exhibit B.

         (viii) Possession and control of the Purchased Assets.

          (ix) A bill of sale executed by the Company in the form annexed hereto as Exhibit F.

          (x) Good standing or comparable certificates for the Company from the Secretary of State of the jurisdiction of formation of the Company and each of the jurisdictions identified in Schedule 2.1 in which the Company is qualified to do business as a foreign entity.

          (xi) A signed opinion of the Company's counsel, dated the Closing Date, addressed to Purchaser, in a form reasonably acceptable to Purchaser and Purchaser's counsel. A form of Company opinion is annexed hereto as Exhibit G.

          (xii) Purchaser shall be provided with UCC-3 termination statements (the "UCC-3s") releasing all Liens, if any on any of the Purchased Assets or Purchaser shall have been provided evidence satisfactory to it of the preparation of UCC-3s, which UCC-3s the Company shall cause to be delivered to Purchaser immediately after the Closing hereunder.

          (xiii) Acceptance of employment with the Purchaser by at least 51% of the employees of the Software Division Business and delivery to the Purchaser of all personnel files and other employment records for such employees. After Closing, Purchaser shall permit Seller, upon reasonable notice to Purchaser, to review and photocopy (at Seller's expense) such personnel files at Purchaser's place of business during Purchaser's regular business hours, provided that such access is required by Seller as it relates to an act or occurrence arising prior to the Closing Date. Purchaser shall maintain all personnel files for a 6 year period after Closing.

          (xiv) Receipt from the Company of all necessary consents, assignments, approvals, waivers and releases of third parties required for the consummation of the sale of the Purchased Assets, free and clear of all Liens and encumbrances and all claims of creditors, and without amendment, except as required.

          (xv) Employment Agreements. There shall have been delivered to Purchaser the executed Employment Agreements between the Purchaser and Jay S. Moeller and Thomas W. Jones substantially in the form annexed hereto as Exhibit H-1 and Exhibit H-2.

          (xvi) Assignment and Assumption Agreement for Real Property Leases. There shall have been delivered to Purchaser assignments of the Real Property Leases for the locations listed in Schedule 2.9(a) in the form annexed hereto as
Exhibit I.

          (xvii) Escrow Agreement. There shall have been delivered to the Purchaser the executed Escrow Agreement, between the Company and Purchaser and the escrow agent named therein, in the form annexed hereto as Exhibit A.

          (xviii) Stockholder Voting Agreement. The Company shall have provided Purchaser with a Stockholder Voting Agreement executed by the stockholders whose names are listed on Schedule 5.2(f)(xviii).

          (xix) Assignment and Assumption Agreement for Assigned Contracts. There shall have been delivered to Purchaser the executed Assignment and Assumption Agreement for Assigned Contracts in the form annexed hereto as Exhibit J.

          (xx) Assignment and Assumption of Employee Inventions Agreements. There shall have been delivered to Purchaser the executed Assignment and Assumption Agreement for the Employee Inventions, Works of Authorship, Proprietary Rights and Non-Competition Agreements of the individuals listed on
Schedule 5.2(f)(x) in the form attached as Exhibit K hereto.

          (xxi) Assignment and Assumption of M&T Bank Escrow Agreement. There shall have been delivered to Purchaser the executed Assignment and Assumption Agreement for the M&T Bank Escrow Agreement in the form annexed hereto as Exhibit L.

          (xxii) Investec Placing Agreement. The agreement entered into by Keystone Software PLC with its financial advisor, Investec Bank (UK) Limited ("Investec"), relating to the placing of new ordinary shares of 5p each in the capital of Keystone Software PLC with investors procured by Investec having become unconditional in accordance with its terms.

                                   ARTICLE VI

                                   TERMINATION

     SECTION  6.1  Termination.   This  Agreement  may  be  terminated  and  the
Contemplated Transactions may be abandoned at any time prior to the Closing:

     (a) By Purchaser if the conditions set forth in Section 5.2(d) shall not have been materially satisfied or waived as provided therein, or if the conditions set forth in Section 5.2(f) shall not have been satisfied or waived as provided therein.

     (b) By mutual written consent of the parties hereto, and after May 31, 2000, by any party hereto, if the Closing has not occurred by that day and if failure to close is not the result of a breach of this Agreement or a willful failure to complete closing conditions by such party.

     (c) By the Company if (i) there has been a material misrepresentation or breach of warranty on the part of Purchaser in the representations and warranties contained herein and such material misrepresentation or breach of warranty, if curable, is not cured within 10 days after written notice thereof from the Company, (ii) Purchaser has committed a material breach of any covenant imposed upon it hereunder and, if curable, fails to cure such breach within 10 days after written notice thereof from the Company, or (iii) any condition to the Company's obligations hereunder becomes incapable of fulfillment through no fault of the Company or its Affiliates and is not waived by the Company.

     (d) By Purchaser if (i) there has been a material misrepresentation or breach of warranty on the part of the Company in the representations and warranties contained herein and such material misrepresentation or breach of warranty, if curable, is not cured within 10 days after written notice thereof from Purchaser, (ii) the Company has committed a material breach of any covenant imposed upon it hereunder, and, if curable, fails to cure such breach within 10 days after written notice thereof from Purchaser, or (iii) any condition to Purchaser's obligations hereunder becomes incapable of fulfillment through no fault of Purchaser or its Affiliates and is not waived by the Purchaser.

     (e) The Purchaser and the Company, if there shall be any Law that makes consummation of the Contemplated Transactions illegal or otherwise prohibited, or if any Order enjoining Purchaser or the Company from consummating the Contemplated Transactions is entered and such Order shall have become final and nonappealable.

     SECTION 6.2 Effect of Termination; Right to Proceed.

     (a) In the event that this Agreement shall be terminated pursuant to Sections 6.1(a), (b), (c), (d) or (e), all further obligations of the parties under the Agreement shall terminate without further liability of any party (except with respect to Sections 4.7, 4.8 and 4.9 as provided below). Notwithstanding any other provision in this Agreement to the contrary, upon termination of this Agreement pursuant to Section 6.1(c), Purchaser will remain liable to the Company for any misrepresentation or breach of warranty or nonfulfillment of or failure to perform any covenant or agreement of Purchaser existing at the time of such termination, and upon termination of this Agreement pursuant to Section 6.1(d), the Company will remain liable to Purchaser for any misrepresentation or breach of warranty or nonfulfillment of or failure to perform any covenant or agreement of the Company existing at the time of such termination, and in any such event the terminating party(ies) may seek such remedies, including without limitation, Losses (as defined in Section 7.2 below) against the other with respect to any such breach as are provided in this Agreement or as are otherwise available at Law or in equity. Without limiting the generality of the foregoing sentence, in the event that this Agreement shall be terminated by and the Company pursuant to Section 6.1(c) or by Purchaser pursuant to Section 6.1(d), the party in breach of its covenants, agreements or obligations hereunder shall reimburse the non-breaching party for all costs and expenses (including, without limitation, reasonable attorneys' fees) resulting from any such breach. The agreements contained in Sections 4.7, 4.8 and 4.9 shall survive the termination hereof. In the event that a condition precedent to its obligation is not met, nothing contained herein shall be deemed to require any party to terminate the Agreement, rather than to waive such condition precedent and proceed with the Contemplated Transactions.

     (b) In the event of a breach by the Company or the Purchaser of the covenants contained in Section 4.5, the Company or the Purchaser (as the case may be) shall be obligated to pay to the non-breaching party, within five (5) business days of such breach, a fee (the "Termination Fee") in cash in an amount equal to Five Hundred Thousand Dollars ($500,000) (USD). In the event of such a breach, the non-breaching party may terminate this Agreement under Section 6.1(c) (if Seller is the non-breaching party) or Section 6.1(d) (if Purchaser is the non-breaching party) or proceed toward the Closing and offset the Termination Fee payable against the Purchase Price.

                                   ARTICLE VII

                                 INDEMNIFICATION

     SECTION 7.1 Survival of Representations and Warranties.

     (a) Notwithstanding any right of Purchaser fully to investigate the affairs of the Company and any Knowledge of facts determined or determinable by Purchaser pursuant to such investigation or right of investigation, Purchaser has the right to rely fully upon the representations, warranties, covenants and agreements of the Company contained in this Agreement, or listed or disclosed on any schedule hereto or in any document or instrument delivered in connection with or pursuant to any of the foregoing. All of the representations, warranties, covenants, agreements and Closing certifications made by the Company shall survive the execution and delivery of this Agreement and the Closing hereunder for a period of two (2) years following the Closing Date; provided that the representations, warranties, covenants, agreements and Closing certifications made by the Company in (A) Section 2.1 - Corporate Existence and Power, (B) Section 2.2 - Authority Relative to this Agreement, (C) Section 2.9(d) - Properties; Title; Liens, (D) Section 2.22 - Finder's Fees, (E) Claims relating to fraud or willful misconduct or misrepresentation, and (F) covenants or agreements to be performed by the Company after the Closing, shall survive the execution and delivery of this Agreement and the Closing hereunder without limitation; provided, further, that the representations and warranties made by the Company in (i) Section 2.13 - Taxes, (ii) Section 2.14 - Employee Benefit Plans; ERISA Matters, and (iii) Section 2.19 - Environmental Matters, shall survive the execution and delivery of this Agreement and the Closing hereunder for the period of any applicable statute of limitations plus 120 days or indefinitely if no statute of limitations applies.

     (b) All representations, warranties, covenants and agreements of Purchaser and Keystone Software PLC shall survive the execution and delivery of this Agreement and the Closing hereunder for a period of two (2) years following the Closing Date.

     SECTION 7.2 Obligation of the Company to Indemnify. Subject to the limitations set forth in Sections 7.1 and 7.5, the Company hereby agrees to indemnify, defend and hold harmless Purchaser, and its successors and assigns from and against all Claims, losses, liabilities, damages, deficiencies, judgments, settlements, costs of investigation or other expenses (including interest, penalties and reasonable attorneys' fees and disbursements and expenses incurred in enforcing this indemnification or in any litigation between the parties or with third parties) (collectively, the "Losses") suffered or incurred by Purchaser or any of the foregoing Persons directly or indirectly arising out of in relating to (a) any breach of the representations, warranties, covenants, agreements and Closing certifications of the Company contained in the Agreement, the Schedules or the Transaction Documents, (b) any Taxes of the Company relating to periods ending on or prior to or including the Closing Date (the "Unassumed Taxes"), or (c) Losses arising from or relating to the Assigned Contracts assigned to Purchaser pursuant to this Agreement (" Customer Claims") relating directly to actions or events prior to the Closing Date. The Company shall have no obligation to indemnify Purchaser for any Customer Claims unless Purchaser shall have submitted a Claims Notice in accordance with Section 7.4(a) within two (2) years of the Closing Date.

     SECTION 7.3 Obligation of Purchaser to Indemnify. Subject to the limitations set forth in Sections 7.1 and 7.5, Purchaser hereby agrees to indemnify, defend and hold harmless the Company and its Affiliates, successors and assigns from and against any Losses suffered or incurred by the Company or any of the foregoing Persons directly or indirectly arising out of or relating to any breach of the representations, warranties, covenants, agreements and Closing certifications of Purchaser contained in this Agreement, the Schedules or the Transaction Documents.

     SECTION 7.4 Notice and Opportunity to Defend Third Party Claims.

     (a) Promptly after receipt by any parties hereto (the "Indemnitee") of notice of any demand, claim, circumstance or Tax Audit that would or might give rise to a claim or the commencement (or threatened commencement) of any Claim (an "Asserted Liability") that may result in a Loss, the Indemnitee shall give prompt notice thereof (the "Claims Notice ") to the party or parties obligated to provide indemnification pursuant to Section 7.2 or 7.3 hereof (the "Indemnifying Party"). The Claims Notice shall describe the Asserted Liability in reasonable detail and shall indicate the amount (estimated, if necessary, and to the extent feasible) of the Loss that has been or may be suffered by the Indemnitee. With respect to a Claims Notice regarding a Customer Claim, Purchaser shall also describe in the Claims Notice in reasonable detail the factual basis for Purchaser's belief that the Claim relates to actions or events prior to the Closing Date for which Seller is partly or fully responsible, along with supporting documentation from such Customer.

     (b) The Indemnifying Party may elect to defend, at its own expense and with its own counsel reasonably satisfactory to Indemnitee, any Asserted Liability, but only if (A) the Indemnifying Party notifies the Indemnitee in writing within

30 days after the Indemnitee has given notice of the Asserted Liability that the Indemnifying Party will indemnify the Indemnitee from and against the entirety of any Losses the Indemnitee may suffer directly or indirectly, resulting from, arising out of, relating to, in the nature of, or caused by the Asserted Liability, (B) the Indemnifying Party provides the Indemnitee with evidence reasonably acceptable to the Indemnitee that the Indemnifying Party will have the financial resources to defend against the Asserted Liability and fulfill its indemnification obligations hereunder, (C) the Asserted Liability involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Asserted Liability is not, in the good faith judgment of the Indemnitee, likely to establish a precedential custom or practice adverse to the continuing business interests of the Indemnitee, (E) the Indemnifying Party conducts the defense of the Asserted Liability actively and diligently, and (F) the Indemnitee shall have reasonably concluded that (x) there is no conflict of interest between the Indemnitee and the Indemnifying Party in the conduct of such defense, and (y) the Indemnitee shall have no defenses available to the Indemnifying Party. If the Indemnifying Party elects to defend such Asserted Liability, it shall within 30 days (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall reasonably cooperate, at the expense of the Indemnifying Party, in the defense of such Asserted Liability. If the Indemnifying Party assumes the defense against any Asserted Liability it will be conclusively established for purposes of this Agreement that such Asserted Liability is within the scope of, and subject to, indemnification hereunder. If the Indemnifying Party elects not to defend the Asserted Liability, is not permitted to defend the Asserted Liability by reason of the first sentence of this Section 7.4(b), fails to notify the Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement with respect to such Asserted Liability, the Indemnitee may pay, compromise, or defend such Asserted Liability at the sole cost and expense of the Indemnifying Party if determined to be liable to the Indemnitee hereunder. In any event, the Indemnitee and the Indemnifying Party may participate, at their own expense, in the defense of such Asserted Liability. If the Indemnifying Party chooses to defend any Asserted Liability, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its Control that are necessary or appropriate for such defense. Any expenses of the Indemnitee for which indemnification is available hereunder shall be paid upon written demand therefor.

     SECTION 7.5 Limitation on Indemnification; Payment of Losses.

     (a) The Company's  liability  for  indemnifiable  damages  pursuant to this
Article VII shall not be payable unless and until the amount of Losses suffered or incurred by Purchaser or its successors or assigns exceeds in the aggregate Fifty-Thousand Dollars ($50,000) (USD) (the "Basket Amount"). Thereafter, the Company shall be responsible for the payment of Losses in excess of the Basket Amount subject to the limitations set forth in this Section 7.5.

     (b)  The  Company  and   Purchaser   shall  not  have  any   liability  for
indemnifiable damages pursuant to this Article VII to the extent the aggregate amount of Losses suffered or incurred by the Company or its respective Affiliates, successors and assigns, on the one hand, or by Purchaser or its successors and assigns on the other hand, exceeds an amount equal to the Purchase Price (the "Cap").

     (c) Purchaser shall not be entitled to indemnity pursuant to this Article VII to the extent that a Loss was previously taken into account in making an adjustment to the Purchase Price pursuant to Section 1.7.

     (d) Notwithstanding anything to the contrary hereunder, any amounts payable by the Indemnifying Party pursuant to this Article VII shall be reduced by the amount of any insurance proceeds recovered by the Indemnitee in connection with such Claim.

     (e) The parties will act in good faith so that any amounts payable by an Indemnifying Party to an Indemnitee pursuant to this Article VII shall be treated, for tax purposes, as an adjustment to the Purchase Price, unless a Final Determination with respect to an Indemnitee causes any such payment not to be treated as an adjustment to Purchase Price for United States federal income tax purposes. Subject to the Cap, if such payment cannot be treated as an adjustment to the Purchase Price for Tax purposes, then such indemnification payment shall be increased to take account of any net Tax cost incurred by the Indemnitee as a result of the receipt or accrual of such payments.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     SECTION 8.1 Notices.

     (a) Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally by hand or by recognized overnight courier, telecopied or mailed (by registered or certified mail postage prepaid) as follows:

                 (i)      If to Purchaser, one copy to:

                          Keystone Solutions US, Inc.
                          4th Floor, 21-26 Garlick Hill
                          London EC4V 2AU
                          United Kingdom
                          Attention:  Graeme A. Frost, President
                          Telecopier: +44 (20) 7919-5899

                 with a simultaneous copy to:

                          Hurwitz & Fine, P.C.
                          1300 Liberty Building
                          Buffalo, New York 14202
                          Attention: Ann E. Evanko, Esq.
                          Telecopier: (716) 855-0874

                (iii) If to Keystone Software PLC, one copy to:

                          Keystone Software PLC
                          4th Floor, 21-26 Garlick Hill
                          London EC4V 2AU
                          United Kingdom
                          Attention: Graeme A. Frost, Chief Executive
                          Telecopier: +44 (20) 7919-5899

                 with a simultaneous copy to:

                           Theodore Goddard
                           150 Aldersgate Street
                           London ECIA4EG
                           United Kingdom
                           Attention:  Janene Waudby, Esq.
                           Telecopier:  +44 (20) 7606-4390

                If to Company, one copy to:

                           Barrister Information Systems Corporation
                           290 Ellicott Street
                           Buffalo, New York 14203
                           Attention: Henry P. Semmelhack, President
                           Telecopier: (716) 854-4288

                with a simultaneous copy to:

                            Hodgson, Russ, Andrews, Woods & Goodyear, LLP 1800 One M&T Plaza
                            Buffalo, New York 14203
                            Attention: John Zak, Esq.
                            Telecopier: (716) 849-0349

     (b) Each such notice or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in Section 8.1(a) (with confirmation of transmission), or (ii) if given by any other means, when delivered at the address specified in Section 8.1(a). Any party by notice given in accordance with this Section 8.1 to the other party may designate another address (or telecopier number) or Person for receipt of notices hereunder. Notices by a party may be given by counsel to such party.

     SECTION 8.2 Entire Agreement. This Agreement (including the Schedules and Exhibits hereto) and the Transaction Documents executed in connection with the consummation of the Contemplated Transactions contain the entire agreement between the parties with respect to the subject matter hereof and related transactions and supersede all prior agreements, written or oral, with respect thereto.

     SECTION 8.3 Waivers and Amendments; Non-Contractual Remedies; Preservation of Remedies. This Agreement may be amended, superseded, canceled, renewed or extended only by a written instrument signed by the parties hereto. The provisions hereof may be waived in writing by the parties hereto. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power, or privilege, nor any single or partial exercise of any other such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. Except as otherwise provided herein, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at Law or in equity.

     SECTION 8.4 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to the conflict of laws rules thereof.

     SECTION 8.5 Consent to Jurisdiction and Service of Process. The parties hereto irrevocably (a) agree that any Claim arising out of this Agreement may be brought in the courts of the State of New York or the courts of the United States located in New York, (b) consent to the jurisdiction of each court in any such Claim, (c) waive any objection which they, or any of them, may have to the laying of venue of any such Claim in any of such courts, and (d) waive the right to a trial by jury in any such Claim.

     SECTION 8.6 Binding Effect; No Assignment. This Agreement and all of its provisions, rights and obligations shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs and legal representatives. Except to the extent contemplated by the final sentence of
Section 4.12, this Agreement may not be assigned (including by operation of Law) by a party without the express written consent of Purchaser (in the case of assignment by the Company) or the Company (in the case of assignment by Purchaser) and any purported assignment, unless so consented to, shall be void and without effect. Nothing herein express or implied is intended or shall be construed to confer upon or to give anyone other than the parties hereto and their respective heirs, legal representatives and successors any rights or benefits under or by reason of this Agreement and no other party shall have any right to enforce any of the provisions of this Agreement.

     SECTION 8.7 Exhibits. All Exhibits and Schedules attached hereto are hereby incorporated by reference and made a part of this Agreement.

     SECTION 8.8 Severability. If any provision of this Agreement for any reason shall be held to be illegal, invalid or unenforceable, such illegality shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such illegal, invalid or unenforceable provision had never been included herein.

     SECTION 8.9 Counterparts. The Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all the parties reflected hereon as the signatories.

                                   ARTICLE IX

                                   DEFINITIONS

     The following terms, as used herein, have the following meanings:

     "Acquisition Proposal" has the meaning set forth in Section 4.5(a).

     "Affiliate" of any Person means any other Person directly or indirectly through one or more intermediary Persons, Controlling, Controlled by or under common Control with such Person and shall include in each case all of such Person's officers, directors, agents, employees and subsidiaries.

     "Agreement" or "this Agreement" means, and the words "herein," "hereof," and "hereunder" and words of similar import refers to, this agreement as it from time to time may be amended.

     "Asserted Liability" has the meaning set forth in Section 7.4(a).

     "Assigned Contracts" has the meaning set forth in Section 1.1(a)(vi).

     "Assumed Liabilities" has the meaning set forth in Section 1.3.

     "At Closing Adjustment Amount" has the meaning set forth in Section 1.7(b).

     "Audit" or "Audited" when used in regard to financial statements means an examination of the financial statements by a firm of independent certified public accountants in accordance with GAAP for the purpose of expressing an opinion thereon.

     "Audited Balance Sheet" has the meaning set forth in Section 1.7(c).

     "Audited Financials" has the meaning set forth in Section 2.5.

     "Basket Amount" has the meaning set forth in Section 7.5(a).

     "Cap" has the meaning set forth in Section 7.5(b).

     "Charter" means, in the case of any corporation, the certificate of incorporation, articles of incorporation or charter of a corporation, howsoever denominated under the laws of the jurisdiction of its incorporation as amended or supplemented and as currently in effect.

     "Claims" has the meaning set forth in Section 2.12.

     "Claims Notice" has the meaning set forth in Section 7.4(a).

     "Closing" has the meaning set forth in Section 1.8.

     "Closing Date" has the meaning set forth in Section 1.8.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Company" has the meaning set forth in the Recitals.

     "Company Debt" with respect to the Company means (i) money borrowed by the Company from any Person; (ii) any indebtedness of such Company arising under leases required to be capitalized under GAAP or evidenced by a note, bond, debenture or similar instrument; (iii) any indebtedness of the Company arising under purchase money obligations or representing the deferred purchase price of property and services (other than accounts payable and current trade payables incurred in the ordinary course of the Business); and (iv) any Liability of the Company under any guaranty, letter of credit, performance credit or other agreement having the effect of assuring a creditor against loss.

     "Company's Required Consents" has the meaning set forth in Section 2.3.

     "Condition of the Business" has the meaning set forth in Section 2.1.

     "Contemplated Transactions" has the meaning set forth in the Recitals.

     "Contract" means any contract, agreement, indenture, note, bond, lease, conditional sale contract, mortgage, license, franchise, instrument, commitment or other binding arrangement or obligation, whether written or oral.

     "Control," with respect to any Persons, means the power to direct the management and policies of such Person, directly or indirectly, by or through stock ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or understanding (written or oral) with one or more other Persons by or through stock ownership, agency or otherwise; and the terms "Controlling" and "Controlled" have meanings correlative to the foregoing.

     "Controlled Group" has the meaning set forth in Section 2.14(a).

     "Customer Claims" has the meaning set forth in Section 2.20.

     "Customers" has the meaning set forth in Section 2.20.

     "Employee Benefit Plan" has the meaning set forth in Section 2.14(a).

     "Employee List" has the meaning set forth in Section 4.14

     "Employee Pension Plan" has the meaning set forth in Section 2.14(a).

     "Enforceability Exceptions" has the meaning set forth in Section 2.2.

     "Environmental Laws" means any and all Laws (including common law), Orders,

Permits,  agreements  or  any  other  requirement  or  restriction  promulgated, imposed, enacted or issued by any federal, state, local and/or foreign Governmental Bodies relating to human health or the environment, including the emission, discharge, or Release of pollutants, contaminants, Hazardous Substances or wastes into the environment (which includes, without limitation, ambient air, surface water, ground water, or land), and the remediation thereof, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof, including without limitation, the Clean Air Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Emergency Planning and Community Right to Know Act, the Federal Water Pollution Control Act, the Oil Pollution Act of 1990, the Pollution Prevention Act of 1990, the Resource Conservation and Recovery Act, the Safe Drinking Water Act, the Endangered Species Act, the Toxic Substances Control Act, each as amended, and any state or local counterparts thereof.

     "Environmental Permits," with respect to the Company, means those Permits required to be obtained by the Company or any of its Affiliates under Environmental Laws in connection with the Seller's Business or the use and operation of the assets owned or leased by the Company or any of its Affiliates.

     "ERISA" has the meaning set forth in Section 2.14(a).

     "Escrow" has the meaning set forth in Section 1.5(a)(ii).

     "Escrow Agreement" has the meaning set forth in Section 1.5(a)(ii).

     "Escrowed Funds" has the meaning set forth in Section 1.5(a)(ii).

     "Estimated Balance Sheet" has the meaning set forth in Section 1.7(a).

     "Excluded Assets" has the meaning set forth in Section 1.2.

     "Existing Confidentiality Agreement" has the meaning set forth in Section 4.8(c).

     "Final Determination" means (i) with respect to United States federal income Taxes, a "determination" as defined in Section 1313(a) of the Code or execution of an Internal Revenue Service Form 870AD; (ii) with respect to Taxes other than United States federal income Taxes and any final determination of liability in respect of a Tax provided for under applicable Law, and shall include the payment of Tax by Purchaser or the Company, whichever is responsible for payment of such Tax under applicable law, with respect to any item disallowed by a Tax Authority, provided that the other party is notified that Purchaser or the Company, whichever is responsible, determines that no action should be taken to recoup such disallowed item, and such other party agrees with such determination; and (iii) any final determination of liability in respect of a Loss provided for under applicable law, including, without limitation a final ruling by an arbitrator.

     "Financial Statements" has the meaning set forth in Section 2.5.

     "Form 8594" has the meaning set forth in Section 1.5(b).

     "GAAP" means generally accepted accounting principles applied on a consistent basis in effect on the date hereof as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accounts and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States.

     "Governmental Bodies" has the meaning set forth in Section 2.17.

     "Hardware Services Business" has the meaning set forth in the Recitals.

     "Hazardous Substances" means any dangerous, toxic, radioactive, caustic or otherwise hazardous material, pollutant, contaminant, chemical, waste or substance defined, listed, or described as any of such in or governed by any Environmental Law, including but not limited to, unrea-formaldehyde, polychlorinated biphenyls, asbestos or asbestos-containing materials, radon, explosives, known carcinogens, petroleum and its derivatives, petroleum products, or any substance which might cause any injury to human health or safety or to the environment or might subject the owner or operator of real property owned, leased or controlled by the Company (both currently or ever in the past) to any Regulatory Actions or Claims.

     "Indemnifying Party" has the meaning set forth in Section 7.4(a).

     "Indemnitee" has the meaning set forth in Section 7.4(a).

     "Insurance Policies" has the meaning set forth in Section 2.16.

     "Investec" has the meaning set forth in Section 5.2(f)(xxi).

     "Intellectual Property Rights" has the meaning set forth in Section 2.11.

     "Interim Statements" has the meaning set forth in Section 2.5.

     "IRS" means the Internal Revenue Service.

     "Keystone Software PLC" has the meaning set forth in the Preamble.

     "Knowledge" with respect to (a) any individual means actual knowledge after having made reasonable inquiry, and (b) any corporation or other entity means the actual knowledge of the directors or the executive officers of such entity and such entity's counsel and accountants and auditors, in each case after having made reasonable inquiry; and "Know," "Knows," and "Known" shall have meanings correlative to the foregoing.

     "Latest Balance Sheet" has the meaning set forth in Section 2.6.

     "Latest Balance Sheet Date" has the meaning set forth in Section 2.6.

     "Laws" has the meaning set forth in Section 2.17.

     "Liability" means any direct or indirect indebtedness, liability, assessment, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, actual or potential, contingent or otherwise (including any liability under guaranties, letters of credit, performance credits or with respect to insurance loss accruals).

     "Lien" means, with respect to any asset, any mortgage, lien (including mechanics, warehousemen, laborers and landlords liens), claim, pledge, charge, security interest, preemptive right, right of first refusal, option, judgment, title defect or encumbrance of any kind in respect of or affecting such asset.

     "Losses" has the meaning set forth in Section 7.2.

     "Orders" has the meaning set forth in Section 2.17.

     "Paying Agent" has the meaning set forth in Section 1.5(a)(i).

     "PBGC" has the meaning set forth in Section 2.14(c)(vi).

     "Permits" has the meaning set forth in Section 2.18.

     "Person" means an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity, including a government or political subdivision or an agency or instrumentality thereof.

     "Post  Closing  Adjustment  Amount"  has the  meaning  set forth in Section
1.7(c).

     "Purchase Price" has the meaning set forth in Section 1.5(a).

     "Purchased Assets" has the meaning set forth in Section 1.1(a).

     "Purchaser" has the meaning set forth in the Preamble.

     "Real Property" has the meaning set forth in Section 2.9(a).

     "Receivables" means as of any date any trade accounts receivable, notes receivable, sales representative advances and other miscellaneous receiveables of the Company arising in the ordinary course of the Business and which are fully collectible.

     "Resolving Accounting Firm" has the meaning set forth in Section 1.7(e).

     "Regulatory Actions" means any claim, demand, action, suit, Order or proceeding brought or instigated by any Governmental Body in connection with any Environmental Law, including, without limitation, civil, criminal and/or administrative proceedings, whether or not seeking costs, damages, penalties, expenses or injunctive relief.

     "Release" means the intentional or unintentional spilling, leaking, disposing, discharging or disturbance of, or emitting, depositing, injecting, leaching, escaping or any other release or threatened release, however defined, of any Hazardous Substance.

     "Representatives" has the meaning set forth in Section 4.2.

     "Retained Contracts" has the meaning set forth in Section 1.2(b).

     "Sales Proposal" has the meaning set forth in Section 4.5(c).

     "SEC" has the meaning set forth in Section 2.21

     "SEC Reports" has the meaning set forth in Section 2.21.

     "Seller" has the meaning set forth in the Preamble.

     "Seller's Business" has the meaning set forth in the Recitals.

     "Software Division Business" has the meaning set forth in the Recitals.

     "Tax" (including, with correlative meaning, the terms "Taxes" and "Taxable") means (i) any net income, gross income, gross receipts, sales, use, ad valorem, transfer, transfer gains, franchise, profits, license, withholding, payroll, employment, social security (or similar), unemployment, disability, excise, severance, stamp, rent, recording, registration, occupation, premium, real or personal property, escheat, intangibles, environmental (including taxes under Code Section 59A) or windfall profits tax, alternative or add-on minimum tax, capital stock, customs duty or other tax, fee, duty, levy, impost, assessment or charge of any kind whatsoever (including but not limited to taxes assessed to Real Property and water and sewer rents relating thereto), together with any interest and any fine, penalty. addition to tax or additional amount or deductions imposed by any Governmental Body (domestic or foreign) (a "Tax Authority") responsible for the imposition of any such tax, whether disputed or not, including any liability arising under any tax sharing agreement, with respect to the Company, the Business or the Purchased Assets (or the transfer thereof); (ii) any liability for the payment of any amount of the type described in the immediately preceding clause (i) as a result of the Company being a member of an affiliated or combined group with any other corporation at any time on or prior to the Closing Date; and (iii) any liability of the Company for the payment of any amounts of the type described in the immediately preceding clause
(i) as a result of a contractual obligation to indemnify any other Person.

     "Tax Audit" has the meaning set forth in Section 2.13(a)(vi).

     "Tax Deficiency" has the meaning set forth in Section 2.13(a)(iii).

     "Tax Return" means any return or report (including elections, declarations, disclosures, schedules, attachments, estimates, and information returns) relating to Taxes required to be supplied to any Tax Authority, and including any amendment thereof.

     "Termination Fee" has the meaning set forth in Section 7.5(f).

     "Transaction Documents" means, collectively, this Agreement, and each of the other agreements, certificates, schedules, and instruments to be executed and/or delivered by all or some of the parties hereto in connection with the consummation of the Contemplated Transactions.

     "UCC-3s" has the meaning set forth in Section 5.2(f)(xii).

     "Unassumed Taxes" has the meaning set forth in Section 7.2.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

                             PURCHASER

                             Keystone Solutions US, Inc.


                             By:_____________________________
                                Name:  Graeme A. Frost
                                Title: President

                              KEYSTONE SOFTWARE PLC

                              By:______________________________
                                 Name:  Graeme A. Frost
                                 Title:   Chief Executive

                              COMPANY

                              Barrister Information Systems Corporation

                              By:_____________________________
                                 Name:  Henry P. Semmelhack
                                 Title: President and Chief Executive Officer

                               Schedule 1.1(a)(i)

                     Software and Software Related Products


                               Schedule 1.1(a)(ii)

                   Tangible Personal Property, Furniture, Etc.


                              Schedule 1.1(a)(iii)

                                Office Equipment


                               Schedule 1.1(a)(iv)

                                Receivables, Etc.


                              Schedule 1.1(a)(vii)

                   Methods of Operation; Intellectual Property


                              Schedule 1.1(a)(viii)

                      Computer Programs; Intangible Assets

                              Schedule 1.1(a)(xii)

                                      Names


                                  Schedule 1.3

                               Assumed Liabilities


                                  Schedule 1.6

                                  Company Debt


                                  Schedule 2.1

                                  Jurisdictions


                                  Schedule 2.3

                           Company's Required Consents


                                  Schedule 2.6

                                   Liabilities


                                 Schedule 2.6(a)

                         Software Division Business Debt


                                  Schedule 2.7

                               Company Receivables


                                  Schedule 2.8

                           Absence of Certain Changes


                                 Schedule 2.9(a)

                                  Real Property



                                 Schedule 2.9(d)

                                      Liens


                                  Schedule 2.10

                        Contracts and Assigned Contracts


                                  Schedule 2.11

                          Intellectual Property Rights


                                  Schedule 2.12

                             Claims and Proceedings


                                  Schedule 2.13

                                      Taxes


                                  Schedule 2.14

                      Employee Benefit Plans; ERISA Matters


                                  Schedule 2.15

                            Employee-Related Matters



                                  Schedule 2.16

                                    Insurance


                                  Schedule 2.18

                                     Permits


                                  Schedule 2.20

                              Customers and Clients


                                 Schedule 3.2(a)

                        Purchaser Conflicts and Consents


                                 Schedule 3.2(b)

                    Keystone Software PLC Conflicts; Consents


                             Schedule 5.2(f)(xviii)

                                  Stockholders


                               Schedule 5.2(f)(xx)

                             Individuals Subject to
                         Employee Inventions Agreements

Appendix B

                          STOCKHOLDER VOTING AGREEMENT

     THIS STOCKHOLDER VOTING AGREEMENT (this "Agreement") dated as of April 5, 2000, is made by and between Keystone Solutions US, Inc., a Delaware corporation, ("Keystone") and the stockholder named on the signature page hereto ("Stockholder"). On the date hereof, the Stockholder Beneficially Owns (as defined in Section 11(a) hereof) the number of shares of common stock, par value $.24 per share (the "Shares"), of Barrister Information Systems Corporation, a Delaware corporation ("Barrister"), set forth next to the Stockholder's name on the signature page hereto.

                              W I T N E S S E T H:

     WHEREAS, Barrister and Keystone concurrently herewith are entering into an Asset Purchase Agreement ("Purchase Agreement"), dated as of April 5, 2000 (the "Asset Purchase Agreement") providing for, among other things, the sale of all the business and assets of Barrister's Software Division (the "Asset Sale).

     WHEREAS, as an essential condition and inducement to Keystone's execution of the Asset Purchase Agreement, Keystone has requested that the Stockholder agree, and the Stockholder has agreed, to vote (or consent with regard to) all Barrister Shares as to which the Stockholder has voting power in favor of the Asset Sale as provided herein.

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein and in the Asset Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (each, a "Party"), intending to be legally bound hereby, agree as follows:

     1. Voting Agreement. The Stockholder agrees that any time the Asset Purchase Agreement remains in effect, he will vote all Stockholder Shares (as defined below) on matters as to which the Stockholder is entitled to vote at any annual, special or other meeting of the Stockholders of Barrister, and at any adjournment or adjournments thereof, or by written consent without a meeting, with respect to all Stockholder's Shares, as follows: in favor of the Asset Sale to Keystone.

     "Stockholder Shares" shall mean the shares of capital stock of Barrister (including without limitation the Barrister Shares) Beneficially Owned by such Stockholder as of March 28, 2000 (the "Record Date"), or Beneficially Owned by such Stockholder at any time hereafter (including without limitation, by way of exercise of options or by way of dividend, distribution, exchange, merger, consolidation, recapitalization, reorganization, stock split, grant of proxy or otherwise) by such Stockholder (as adjusted as set forth herein). The Stockholder hereby agrees to promptly notify Keystone in writing of the number of any new Stockholder Shares acquired by the Stockholder, if any, after the Record Date hereof. In the event of any change in the Barrister Shares by reason of a stock dividend, stock split, split up, recapitalization, combination, exchange of shares or similar transaction, the type and number of shares or securities that constitute Stockholder Shares hereunder shall be adjusted appropriately.

     2. Termination.

     a. This Agreement shall terminate upon the earlier to occur of (i) the termination of the Asset Purchase Agreement in accordance with its terms or (ii) the Closing Date (as defined in the Asset Purchase Agreement).

     b. Upon termination, this Agreement shall have no further force or effect, except for Section 7, which shall continue to apply to any case, action or proceeding relating to the enforcement of this Agreement.

     3. Representations and Warranties of Stockholder. The Stockholder hereby represents and warrants to Keystone as follows:

     a. Due Authorization. The Stockholder has the legal capacity and all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. As of the date hereof, the Stockholder Beneficially Owns the number of the Stockholder Shares listed on the signature page hereof an specified as so owned with no restrictions on the voting rights (except as specified in this Agreement) or rights of disposition pertaining thereto, which constitute all Barrister Shares Beneficially Owned by such Stockholder. Assuming this Agreement has been duly and validly authorized, executed and delivered by Keystone, this Agreement constitutes a valid and binding agreement of the Stockholder, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by the principles governing the availability of equitable remedies.

     b. No Conflicts. Neither the execution and delivery of this Agreement nor the consummation by the Stockholder of the transactions contemplated hereby will conflict with or constitute a violation of or default under any contact, commitment, agreement, arrangement or restriction of any kind to which the Stockholder is a party or by which the Stockholder is bound.

     4. Representations and Warranties of Keystone. Keystone hereby represents and warrants to the Stockholder as follows:

     a. Due Authorization. Keystone has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Keystone and this Agreement has been duly executed by a duly authorized officer of Keystone. Assuming this Agreement has been duly and validly executed and delivered by the Stockholder, this Agreement constitutes a valid and binding agreement of Keystone, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by the principles governing the availability of equitable remedies.

     b. No Conflicts. Neither the execution and delivery of this Agreement nor the consummation by Keystone of the transactions contemplated hereby will conflict with or constitute a violation of or default under any contract, commitment, agreement, arrangement or restriction of any kind to which Keystone is a party or by which Keystone is bound.

     5. No Transfer. Except as provided in this Agreement or the Asset Purchase Agreement, the Stockholder hereby agrees, without the prior written consent of Keystone, except pursuant to the terms hereof, not to (i) sell, transfer, assign, pledge or otherwise dispose of or hypothecate any of his Stockholder Shares; (ii) grant any proxies, deposit any Stockholder Shares into a voting trust or enter into a separate voting agreement with respect to any Stockholder Shares; (iii) take any action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling the Stockholder from performing his obligations under this Agreement.

     6. Entire Agreement. Other than the Asset Purchase Agreement (including the exhibits, schedules and other documents and instruments referred to therein), this Agreement (including the documents and instruments referred to herein) (a) constitutes the entire agreement among the Parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof; (b) shall not be assigned by operation of law or otherwise without the prior written consent of the other Party hereto;
(c) shall not be amended, altered or modified in any manner whatsoever, except by a written instrument executed by the other Party hereto; and (d) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York (without giving effect to the provisions thereof relating to conflicts of law).

     7. Remedies. The Parties acknowledge that it would be impossible to fix money damages for violations of this Agreement and that such violations will cause irreparable injury for which adequate remedy at law is not available, and therefore, this Agreement must be enforced by specific performance or injunctive relief. The Parties hereto agree that the Stockholder may in his sole discretion, apply to any court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each Party waives any objection or defense to the imposition of such relief. Nothing herein shall be construed to prohibit any Party from bringing any action for damages in addition to an action for specific performance or an injunction for a breach of this Agreement.

     8. Parties in Interest. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties hereto and their respective successors, permitted assigns, heirs, executors, administrators and other legal representatives, and nothing in this Agreement, express or implied, in intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     9.   Counterparts.   This   Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     10. Definitions. The following terms shall have the following respective meanings:

     a. "Beneficial Owner" has the meaning set forth in Rule 13d-3 of the Rules and Regulations to the Exchange Act, and "Beneficially Owned" and "Beneficially Owns" shall have correlative meanings; provided, however, that for purposes of this Agreement, a person shall be deemed to be the Beneficial Owner of Barrister Shares that may be acquired pursuant to the exercise of an option or other right regardless of when such option is exercisable.

     b. "Person" shall mean a corporation, association, partnership, joint venture, organization, business, individual, trust, estate or any other entity or group (within the meaning of Section 13(d)(3) of the Exchange Act).

     11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or mailed by registered or certified mail (return receipt requested) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

     a. If to Keystone to:          Keystone Solutions US, Inc.
                                    4th Floor, 21-26 Garlick Hill
                                    London EC4V  2AU
                                    United Kingdom
                                    Attention:  Graeme Frost
                                    Telecopier:  +44 (20) 7919-5899

     With a copy to:                Hurwitz & Fine, P.C.
                                    1300 Liberty Building
                                    Buffalo, New York 14202
                                    Attention:  Ann E. Evanko, Esq.
                                    Telecopier:  (716) 855-0874

     b. If to the Stockholder, to the address set forth on the signature page hereto.

     13. Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14. Severablilty. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     15. Further Assurances. The Stockholder further agrees to execute all additional writings, consents and authorizations as may be reasonably requested by Keystone to evidence the agreements herein.

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

                                 KEYSTONE SOLUTIONS US INC.


                                 By:  ____________________________________
                                          Graeme Frost
                                          Chief Executive Officer

                                 STOCKHOLDER

                                 _________________________________________
                                 Name:

                                 Number of Shares Beneficially Owned:

                                 Address for Notices:

Appendix C

March 30th, 2000

Board of Directors

Barrister Information Systems Corporation
465 Main Street

Buffalo, New York 14203

Members of the Board:

We understand that you propose to enter into an agreement between Barrister Information Systems Corp. ("BIS") and Keystone Software PLC and its wholly owned subsidiary Keystone Solutions US, Inc. ("Keystone") of London, England whereby BIS will sell the assets of its software division to Keystone (the "Sale Transaction") in substantially the same terms as those included in the Letter of Intent dated March 10, 2000.

You have asked for our opinion as to whether the consideration being paid by Keystone is fair from a financial point of view to BIS.

For purposes of the opinion set forth herein, we have:

    i. Reviewed certain publicly available financial statements and other information on BIS;

    ii. Reviewed certain internal financial statements, certain financial estimates and other financial and operating data concerning BIS prepared by BIS management;

    iii.  Reviewed  a  draft  of  the  purchase   agreement  covering  the  Sale
          Transaction,

    iv.   Discussed  with  management  the  past  and  current   operations  and
          financial condition and the prospects of BIS, including the strategic rationale and benefits they anticipate from the sale of the division;

    v. Reviewed the reported prices and trading activity for the BIS common stock;

    vi. Compared the financial performance of BIS and the prices of BIS Common Stock with those of certain other publicly traded companies and securities substantially in the same lines of business;

    vii. Compared the terms of the Sale Transaction with other similar transactions where the terms of the transactions are in the public domain;

    viii. Performed such other analysis and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by us for the purposes of this opinion. With respect to the internal financial statements and other financial and operating data, and discussions relating to the strategic, financial and operational benefits of the Sale Transaction, we have assumed that they have been prepared based on the best currently available estimates and judgments of the management of BIS. We have not made any independent valuation or appraisal of the assets or liabilities or technology of BIS nor have we been furnished with any such appraisals. We have not reviewed the outlook, strategies or prospects of the remaining business of BIS, nor have we evaluated the intended use of the funds that BIS is to receive from the proceeds of the Sale Transaction. We understand that the Sale Transaction will be a taxable event to BIS but have not reviewed the tax implications of the Sale Transaction on the remaining entity. We have not reviewed the financial statements, performance or strategy of Keystone. Our opinion is strictly on the fairness of the consideration being paid for the assets to be sold and is necessarily based on financial, economic and other conditions as in effect on, and the information made available to us as of, the date hereof.

We have been engaged by the Board of Directors of BIS to review the Sale Transaction and will receive a fee for our services.

It is understood that this letter is for the information of the Board of Directors of BIS. In addition, this opinion does not in any manner address the prices at which BIS stock will actually trade and we express no recommendation or opinion as to how the holders of BIS common stock should vote on the Sale Transaction. This letter may not be relied upon by any person other than the Board of Directors.

Based upon and subject to the foregoing, we are of the opinion on the date hereof that the Sale Transaction as per the terms of the letter of intent is fair from a financial point of view to BIS.

Very truly yours,





By: ______________________________________
    Michael P. McQueeney
    President

APPENDIX D

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                    BARRISTER INFORMATION SYSTEMS CORPORATION


                        Under Section 242 of the General
                    Corporation Law of the State of Delaware

     Barrister Information Systems Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

     FIRST: The Certificate of Incorporation of the Corporation shall be amended to change the name of the Corporation from BARRISTER INFORMATION SYSTEMS CORPORATION to BARRISTER GLOBAL SERVICES NETWORK, INC. To effect such amendment,
Article 1 of the Certificate of Incorporation is hereby amended to read in its entirety as follows:

     "1. The name of the corporation is BARRISTER GLOBAL SERVICES NETWORK, INC."

     SECOND: The Board of Directors of the Corporation held a special meeting on _______, 2000 whereby they unanimously voted in favor of adopting a resolution setting forth the amendment as set forth above, and declared its advisability. Such amendment has been duly adopted and approved by the holders of all of the issued and outstanding stock of the corporation at a special meeting of the stockholders held on May _____, 2000 in accordance with Sections 222 and 242(b) of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Henry P. Semmelhack, its President, this ____ day of ________________, 2000.

                    BARRISTER INFORMATION SYSTEMS CORPORATION

                    By: _______________________________________________
                        Mark C. Donadio, Vice President and Secretary

FORM OF PROXY

                               THIS IS YOUR PROXY

                             YOUR VOTE IS IMPORTANT

     Barrister Information System Corporation's 2000 Annual Meeting of Stockholders will be held at the Buffalo and Erie County Public Library, Lafayette Square, Buffalo, New York 14203, on May 5, 2000, at 10:00 a.m. To ensure that your shares are voted at the meeting, please complete the proxy card, detach at the perforation and return to the tabulating agent in the enclosed envelope.

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                                   DETACH HERE

                    BARRISTER INFORMATION SYSTEMS CORPORATION

           This Proxy is Solicited on Behalf of the Board of Directors

                     for the Special Meeting on May 5, 2000

     The undersigned hereby appoints Henry P. Semmelhack and Mark C. Donadio, and each or any of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all the shares of common stock of the Company held by the undersigned at the Special Meeting of Stockholders of Barrister Information Systems Corporation at Buffalo, New York on May 5, 2000, or any resumption of the Special Meeting after any adjournment thereof, as indicated on this proxy, and in their discretion on any other matters which may properly come before the meeting. If no directions are given, this Proxy will be voted "FOR" Items 1 and 2.

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN ON THE REVERSE SIDE - NO BOXES NEED TO BE CHECKED.


     1.   The Board of Directors recommends a vote FOR the following proposal:

          TO APPROVE THE PROPOSED SALE OF THE COMPANY'S SOFTWARE BUSINESS AND ASSETS TO KEYSTONE SOLUTIONS U.S., INC.

        ___  FOR        ____  AGAINST        ____  ABSTAIN

     2.   The Board of Directors recommends a vote FOR the following proposal:

     TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO BARRISTER GLOBAL SERVICES NETWORK, INC.

       ___  FOR        ____  AGAINST        ____  ABSTAIN

          In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

                       THIS PROXY MUST BE DATED AND SIGNED

     THE PROXIES SHALL VOTE SUCH SHARES AS SPECIFIED HEREIN. IF A CHOICE IS NOT SPECIFIED, THEY SHALL VOTE FOR APPROVAL OF THE PROPOSALS SET FORTH ABOVE.



                                          Dated:     _________, 2000


                                          -------------------------
                                          Signature


                                          -------------------------
                                          Signature

                                          Name(s) should be signed exactly as
                                          shown to the left hereof. Title
                                          should be added if signing as
                                          executor, administrator, trustee, etc.
  PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE